F
IRST
A
MENDMENT TO
A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This First Amendment to Amended and Restated Credit Agreement

(herein, this
“Amendment” ) is entered into as of
May 26, 2023 (the “Effective Date” ), between C
AL
-M
AINE
F
OODS
, I
NC
., a Delaware corporation (the “Borrower” ), the direct
and indirect Wholly-owned Domestic Subsidiaries of the Borrower from time to time party to the Credit Agreement (as
hereinafter defined),

as Guarantors, the several financial institutions from time to time party to the

Credit Agreement, as
Lenders, and BMO H
ARRIS
B
ANK

N.A., as administrative agent (the “
Administrative Agent ”).
P
RELIMINARY
S
TATEMENTS

A.

The Borrower,

Lenders and the Administrative Agent previously entered into a certain

Amended and Restated
Credit Agreement, dated as of November 15, 2021 (the “Existing Credit Agreement” , and as amended by this Amendment, the
“Credit Agreement”
).

All capitalized terms used herein without definition shall have the same meanings herein as such terms
have in the Credit Agreement.

B.

The Borrower and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth
in this Amendment.
N
OW
, T
HEREFORE
,
for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,
the parties hereto agree as follows:
S
ECTION

1.

A
MENDMENTS
.

1.1.

Subject to the satisfaction of the conditions precedent set forth in Section

2 below, the parties hereto agree

that
the Existing Credit Agreement and the Exhibits and Schedules to the Existing

Credit Agreement shall be amended with text
marked in underline (e.g., addition

or
addition ) indicating additions to the Credit Agreement and with text marked in strikethrough (e.g., deletion

or
deletion ) indicating deletions to the Credit Agreement, as set forth in Annex I attached hereto.

1.2.

Notwithstanding the foregoing, (i) all outstanding Loans that are Eurodollar

Loans immediately prior to the
effectiveness of this Amendment (the “ Existing Eurodollar Loans ”) shall continue as Eurodollar Loans (as such term is defined in the Existing Credit Agreement immediately prior to the effectiveness of this Amendment) until the last day of each such
Interest Period (as such term is defined in the Existing Credit Agreement immediately prior to the effectiveness of this
Amendment) applicable to the outstanding Existing Eurodollar Loans and thereafter, all Interest Periods for the outstanding
Existing Eurodollar Loans shall be selected in accordance with the Credit Agreement after giving effect to this Amendment and
(ii) notwithstanding clause (i) above, the terms of the Existing Credit Agreement,

as in effect immediately prior to the
effectiveness of this Amendment, in respect of the calculation, payment and administration of the Existing Eurodollar Loans
shall remain in effect from and after the Effective

Date, in each case, solely for purposes of making, and the administration of, interest payments on the Existing Eurodollar Loans.
S
ECTION
2.

C
ONDITIONS
P
RECEDENT
.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.

The Borrower,

Administrative Agent and Lenders shall have executed and delivered this
Amendment.
S
ECTION
3.

R
EPRESENTATIONS
.
In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower
hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties
set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct
and (b) the Borrower is in compliance with the terms and conditions of the

Credit Agreement and in the other Loan Documents
and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect
to this Amendment.

S
ECTION
4.

M
ISCELLANEOUS
.

4.1.

The Borrower heretofore executed and delivered to the Administrative Agent the

Collateral Documents.

The
Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to
secure, among other things, the Obligations arising under the Credit Agreement as amended hereby.

The Collateral Documents
and the rights and remedies of the Administrative Agent thereunder,

the Obligations of the Borrower thereunder,

and the Liens
created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.

Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and
provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this
Amendment.

4.2.

Except as specifically amended herein, the Credit Agreement and the other

Loan Documents shall continue in
full force and effect in accordance with its original terms

.

Reference to this Amendment need not be made in the Credit
Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or
communication issued or made pursuant to or with respect to the Credit

Agreement, any reference in any of such items to the
Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.

The Borrower agrees to pay on demand all costs and expenses of or incurred by the

Administrative Agent in
connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of
counsel for the Administrative Agent.

4.4.

This Amendment may be executed in any number of counterparts, and by the different parties on different
counterpart signature pages, all of which taken together shall constitute one and the same agreement.

Any of the parties hereto
may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable
document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES

HERETO, SHALL BE CONSTRUED AND
DETERMINED IN ACCORDANCE WITH THE LAWS

OF THE STATE

OF ILLINOIS WITHOUT REGARD TO
CONFLICTS OF LAW

PRINCIPLES THAT

WOULD REQUIRE APPLICATION

OF THE LAWS OF ANOTHER
JURISDICTION.
[S
IGNATURE
P
AGE TO
F
OLLOW
]

This First Amendment to Amended and Restated Credit Agreement

is entered into as of the date and year first above
written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By ________________________________

___________

Name:

________________________________

____

Title:

________________________________

_____

“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
W
HARTON
C
OUNTY
F
OODS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

S
OUTHERN
E
QUIPMENT
D
ISTRIBUTORS
, I
NC
.
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
S
OUTH
T
EXAS
A
PPLICATORS
, I
NC
.
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
R
ED
R
IVER
V
ALLEY
E
GG
F
ARM
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO H
ARRIS
B
ANK
N.A., as Administrative Agent and L/C Issuer
By ________________________________

___________

Name: David J. Bechstein

Title:

Director

“L
ENDERS
”
BMO H
ARRIS
B
ANK
N.A.
By:

________________________________

__________

David J. Bechstein

Director

G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

C
OMPEER
F
INANCIAL
, ACA
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

F
ARM
C
REDIT
B
ANK OF
T
EXAS
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
D
ATED AS OF
N
OVEMBER
15, 2021
AMONG
C
AL
-M
AINE
F
OODS
, I
NC
.,
T
HE
G
UARANTORS FROM TIME TO TIME PARTY HERETO
,
THE
L
ENDERS FROM TIME TO TIME PARTY HERETO
,
AND
BMO H
ARRIS
B
ANK
N.A.,
AS
A
DMINISTRATIVE
A
GENT
BMO C
APITAL
M
ARKETS
,

AS
S
OLE
L
EAD
A
RRANGER AND
S
OLE
B
OOK
R
UNNER
AND
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA,

AS
S
YNDICATION
A
GENT

T
ABLE OF
C
ONTENTS
S
ECTION

H
EADING

P
AGE
S
ECTION
1.

D
EFINITIONS
; I
NTERPRETATION
................................................................

........................... 2
Section 1.1.

Definitions

................................................................

................................................... 2
Section 1.2.

Interpretation ................................................................

.........................................
26 29
Section 1.3.

Change in Accounting Principles ................................................................

..........
27 30
Section 1.4.
Interest Rates ................................................................

............................................. 30
Section 1.5.
Divisions

................................................................

................................................
27 31
S
ECTION
2.

T
HE
R
EVOLVING
F
ACILITY

................................................................

............................
27 31
Section 2.1.

Revolving Facility ................................................................

.................................
27 31
Section 2.2

Swingline Loans ................................................................

....................................
28 31
Section 2.3.

Letters of Credit

................................................................

.....................................
30 33
Section 2.4.

Applicable Interest Rates

................................................................

.......................
33 37
Section 2.5.

Minimum Borrowing Amounts; Maximum
Eurodollar SOFR

Loans

....................
34 38
Section 2.6.

Manner of Borrowing Loans and Designating Applicable Interest Rates .............
34 38
Section 2.7.

Maturity of Loans

................................................................

..................................
36 40
Section 2.8.

Prepayment

................................................................

............................................
36 40
Section 2.9.

Default Rate

................................................................

...........................................
39 42
Section 2.10.

Evidence of Indebtedness ................................................................

......................
39 43
Section 2.11.

Commitment Terminations ................................................................

....................
40 44
Section 2.12.

Replacement of Lenders ................................................................

........................
40 44
Section 2.13.

Defaulting Lenders ................................................................

................................
41 45
Section 2.14.

Cash Collateral for Fronting Exposure ................................................................

..
44 48
Section 2.15.

Increase in Revolving Credit Commitments
; Making of Incremental Term

Loans
45 48
Section 2.16.

Extension Option

................................................................

...................................
46 50
S
ECTION
3.

F
EES

................................................................

..............................................................
48 52
Section 3.1.

Fees

................................................................

........................................................
48 52
S
ECTION
4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

.
49 52
Section 4.1.

Taxes ................................

................................................................

.....................
49 52
Section 4.2.

Change of Law ................................................................

......................................
52 56
Section 4.3. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of,
LIBOR Determine Rates

................................................................

........................
53 57
Section 4.4.

Increased Costs

................................................................

......................................
62 57
Section 4.5.

Funding Indemnity ................................................................

................................
63 58
Section 4.6. Discretion of Lender as to Manner of Funding Reserved

.......................................
64 59
Section 4.7.

Lending Offices; Mitigation Obligations

...............................................................
64 59
S
ECTION
5.

P
LACE AND
A
PPLICATION OF
P
AYMENTS

................................................................

......
64 59
Section 5.1.

Place and Application of Payments ................................................................

.......
64 59
Section 5.2.

Non-Business Days ................................

...............................................................
65 60
Section 5.3.

Payments Set Aside ................................................................

...............................
65 60
Section 5.4.

Account Debit

................................................................

........................................
65 61
S
ECTION
6.

R
EPRESENTATIONS

AND
W
ARRANTIES

................................................................

..........
66 61
Section 6.1.

Organization and Qualification ................................

.............................................
66 61
Section 6.2.

Subsidiaries ................................

................................................................

...........
66 61
Section 6.3.

Authority and Validity

of Obligations

................................................................

...
66 62
Section 6.4.

Use of Proceeds; Margin Stock ................................................................

.............
67 62
Section 6.5.

Financial Reports

................................................................

...................................
67 62
Section 6.6.

No Material Adverse Change ................................................................

................
68 63
Section 6.7.

Full Disclosure ................................

................................................................

......
68 63

Section 6.8.

Trademarks, Franchises, and Licenses ................................

..................................
68 63
Section 6.9.

Governmental Authority and Licensing ................................

................................
68 64
Section 6.10.

Good Title

................................................................

..............................................
69 64
Section 6.11.

Litigation and Other Controversies ................................

.......................................
69 64
Section 6.12.

Taxes ................................

................................................................

.....................
69 64
Section 6.13.

Approvals ................................................................

..............................................
69 64
Section 6.14.

Affiliate Transactions ................................................................

............................
69 64
Section 6.15.

Investment Company

................................................................

.............................
69 65
Section 6.16.

ERISA ................................................................

...................................................
69 65
Section 6.17.

Compliance with Laws ................................................................

..........................
70 65
Section 6.18.

OFAC ................................

................................................................

....................
71 66
Section 6.19.

Labor Matters ................................................................

........................................
71 66
Section 6.20.

Other Agreements

................................................................

..................................
71 66
Section 6.21.

Solvency ................................................................................................

................
71 66
Section 6.22.

No Default ................................................................

.............................................
71 67
Section 6.23.

No Broker Fees

................................................................

......................................
71 67
S
ECTION
7.

C
ONDITIONS
P
RECEDENT

................................................................

..............................
72 67
Section 7.1.

All Credit Events ................................................................

...................................
72 67
Section 7.2.

Initial Credit Event ................................................................

................................
72 68
S
ECTION
8.

C
OVENANTS

................................................................

..................................................
74 69
Section 8.1.

Maintenance of Business

................................................................

.......................
74 70
Section 8.2.

Maintenance of Properties .....................................................................................
75 70
Section 8.3.

Taxes and Assessments ................................

.........................................................
75 70
Section 8.4.

Insurance ................................................................

...............................................
75 70
Section 8.5.

Financial Reports

................................................................

...................................
76 71
Section 8.6.

Inspection; Field Audits ................................

........................................................
78 73
Section 8.7.

Borrowings and Guaranties ................................................................

...................
78 73
Section 8.8.

Liens

................................................................

......................................................
80 75
Section 8.9.

Investments, Acquisitions, Loans and Advances

...................................................
82 77
Section 8.10.

Mergers, Consolidations and Sales

................................................................

........
83 79
Section 8.11.

Maintenance of Subsidiaries

................................................................

..................
84 80
Section 8.12.

Dividends and Certain Other Restricted Payments

................................................
85 80
Section 8.13.

ERISA ................................................................

...................................................
85 80
Section 8.14.

Compliance with Laws ................................................................

..........................
85 81
Section 8.15.

Compliance with OFAC Sanctions

Programs and Anti-Corruption Laws ............
86 82
Section 8.16.

Burdensome Contracts With Affiliates ..................................................................
87 83
Section 8.17.

No Changes in Fiscal Year ................................

....................................................
88 83
Section 8.18.

Formation of Subsidiaries

................................................................

......................
88 83
Section 8.19.

Change in the Nature of Business

................................................................

..........
88 83
Section 8.20.

Use of Proceeds ................................................................................................

.....
88 83
Section 8.21.

No Restrictions ................................................................................................

......
88 83
Section 8.22.

Financial Covenants ................................................................

..............................
88 83
S
ECTION
9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES

................................................................

............
89 84
Section 9.1.

Events of Default

................................................................

...................................
89 84
Section 9.2.

Non-Bankruptcy Defaults

................................................................

......................
91 86
Section 9.3.

Bankruptcy Defaults

................................................................

..............................
91 86
Section 9.4.

Collateral for Undrawn Letters of Credit

...............................................................
92 87
Section 9.5.

Post-Default Collections

................................................................

........................
92 87
S
ECTION
10.

T
HE
A
DMINISTRATIVE
A
GENT

................................................................

.......................
93 88
Section 10.1.

Appointment and Authority

................................................................

...................
93 88
Section 10.2.

Rights as a Lender ................................................................

.................................
93 89
Section 10.3.

Action by Administrative Agent; Exculpatory Provisions ................................

....
94 89
Section 10.4.

Reliance by Administrative Agent................................

.........................................
95 90
Section 10.5.

Delegation of Duties

................................................................

..............................
95 90

Section 10.6.

Resignation of Administrative Agent ................................................................

....
96 91
Section 10.7.

Non-Reliance on Administrative Agent and Other Lenders ..................................
96 91
Section 10.8.

L/C Issuer and Swingline Lender ................................................................

..........
97 92
Section 10.9.

Hedging Liability and Bank Product Obligations

..................................................
98 93
Section 10.10.

Designation of Additional Agents ................................................................

.........
98 93
Section 10.11.

Authorization to Enter into, and Enforcement of, the Collateral Documents;
Possession of Collateral

................................................................

.........................
98 93
Section 10.12.

Authorization to Release, Limit or Subordinate Liens or to Release Guaranties ..
99 95
Section 10.13.

Authorization of Administrative Agent to File Proofs of Claim .........................
100 95
Section 10.14.

Certain ERISA Matters

................................................................

........................
101 96
Section 10.15.

Recovery of Erroneous Payments

................................................................

........
102 97
S
ECTION
11.

T
HE
G
UARANTEES

................................................................

.......................................
102 97
Section 11.1.

The Guarantees

................................................................

....................................
102 97
Section 11.2.

Guarantee Unconditional

................................................................

.....................
103 98
Section 11.3.

Discharge Only upon Payment in Full; Reinstatement in Certain

Circumstances
104 99
Section 11.4.

Subrogation ................................

................................................................

.........
104 99
Section 11.5.

Subordination ................................................................

....................................
105 100
Section 11.6.

Waivers

................................................................

..............................................
105 100
Section 11.7.

Limit on Recovery

................................................................

.............................
105 100
Section 11.8.

Stay of Acceleration ................................................................

..........................
105 100
Section 11.9.

Benefit to Guarantors ................................

........................................................
105 100
Section 11.10.

Keepwell

................................................................

............................................
105 100
S
ECTION
12.

C
OLLATERAL

................................................................

.............................................
106 101
Section 12.1.

Collateral ................................................................

...........................................
106 101
Section 12.2.

Depository Banks ................................................................

..............................
106 101
Section 12.3.

Further Assurances ................................................................

............................
106 101
S
ECTION
13.

M
ISCELLANEOUS

................................................................

.......................................
107 102
Section 13.1.

Notices

................................................................

...............................................
107 102
Section 13.2.

Successors and Assigns ................................................................

.....................
108 103
Section 13.3.

Amendments

................................................................

......................................
112 107
Section 13.4.

Costs and Expenses; Indemnification ................................................................
114 109
Section 13.5.

No Waiver,

Cumulative Remedies

................................................................

....
116 111
Section 13.6.

Right of Setoff ................................................................

...................................
116 111
Section 13.7.

Sharing of Payments by Lenders ................................................................

.......
117 112
Section 13.8.

Survival of Representations

................................................................

...............
118 113
Section 13.9.

Survival of Indemnities ................................................................

.....................
118 113
Section 13.10.

Counterparts; Integration; Effectiveness ................................

...........................
118 113
Section 13.11.

Headings

................................................................

............................................
118 113
Section 13.12.

Severability of Provisions

................................................................

..................
118 113
Section 13.13.

Construction ................................................................

......................................
119 114
Section 13.14.

Excess Interest

................................................................

...................................
119 114
Section 13.15.

Lender’s and L/C Issuer’s Obligations Several .................................................
119 114
Section 13.16.

No Advisory or Fiduciary Responsibility

..........................................................
120 115
Section 13.17.

Governing Law; Jurisdiction; Consent to Service of Process

............................
120 115
Section 13.18.

Waiver of Jury

Trial ................................................................

..........................
121 116
Section 13.19.

USA Patriot Act

................................................................

.................................
121 116
Section 13.20.

Confidentiality

................................................................

...................................
121 116
Section 13.21.

Acknowledgement and Consent to Bail-In of EEA Financial Institutions ........
122 117
Section 13.22.

Amendment and Restatement

................................................................

............
123 118
Section 13.23.

Acknowledgement Regarding Any Supported QFCs ........................................
123 118
Signature Page

S-1

E
XHIBIT

A

—

Notice of Payment Request
E
XHIBIT
B

—

Notice of Borrowing
E
XHIBIT
C

—

Notice of Continuation/Conversion
E
XHIBIT

D-1

—

Revolving Note
E
XHIBIT
D-2

—

Swing Note
E
XHIBIT

E

—

Compliance Certificate
E
XHIBIT
F

—

Additional Guarantor Supplement
E
XHIBIT
G

—

Assignment and Assumption
E
XHIBIT
H-1

—

Form of U.S. Tax Compliance

Certificate
E
XHIBIT
H-2

—

Form of U.S. Tax Compliance

Certificate
E
XHIBIT
H-3

—

Form of U.S. Tax Compliance

Certificate
E
XHIBIT
H-4

—

Form of U.S. Tax Compliance

Certificate
E
XHIBIT
I

—

Increase Request
SCHEDULE 1.1

—

Cal-Maine Foods Investment Guidelines
S
CHEDULE
2.1/2.2

—

Commitments
S
CHEDULE

6.2

—

Subsidiaries
S
CHEDULE

8.7

—

Existing Indebtedness
S
CHEDULE

8.8

—

Existing Liens
S
CHEDULE

8.9

—

Existing Investments

A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This Amended and Restated Credit Agreement is entered into as of November 15,

2021 by and among Cal-Maine
Foods, Inc., a Delaware corporation (the “Borrower” ), the direct and indirect Wholly-owned Subsidiaries that are Domestic
Subsidiaries of the Borrower from time to time party to this Agreement,

as Guarantors, the several financial institutions from
time to time party to this Agreement, as Lenders, and BMO H
ARRIS
B
ANK
N.A.,
as Administrative Agent as provided herein.

P
RELIMINARY
S
TATEMENT
W
HEREAS
,
pursuant to that certain Credit Agreement dated as of July 10, 2018 (as amended prior to the date hereof,
without giving effect to the amendments and restatements set forth herein, the
“Existing Credit Agreement” ), by and among the
Borrowers, the Guarantors party thereto, the lenders party thereto and the Administrative Agent, the lenders thereunder have
made available to the Borrowers a revolving loan facility upon and subject to the terms and conditions set forth therein;
W
HEREAS
, the Loan Parties, the Administrative Agent and the Lenders desire to amend and restate the Existing Credit
Agreement in its entirety in order to provide an increase to the revolving credit facility and make certain other amendments as
more fully set forth herein, which amendment and restatement shall become effective upon satisfaction of the conditions
precedent set forth herein;
W
HEREAS
, in connection with the foregoing and as an inducement for the Lenders to extend and/or continue to extend
the credit contemplated hereunder,

the Loan Parties have agreed to continue to secure all of their joint and several Obligations by granting to the Administrative Agent, for the benefit of the Lenders, a first priority lien on the Collateral (as hereinafter
defined); and

W
HEREAS
, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and
liabilities of the parties under the Existing Credit Agreement, and the parties hereto hereby agree that all obligations under the
Loan Documents (as amended prior to the Closing Date) shall continue in full force and effect from and after the Closing Date.
N
OW
, T
HEREFORE
, in consideration of the mutual agreements contained herein, and other good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged,

the parties hereto hereby agree as follows:
S
ECTION
1.

D
EFINITIONS
; I
NTERPRETATION
.
Section 1.1.

Definitions
.

The following terms when used herein shall have the following meanings:
“Acquired Business”

means the entity or assets acquired by the Borrower or another Loan Party in an Acquisition,
whether before or after the date hereof.
“Acquisition”

means any transaction or series of related transactions for the purpose of or resulting,

directly or
indirectly, in (a) the

acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b)
the acquisition of no less than 51% of the capital stock, partnership interests, membership interests or equity of any Person
(other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary,

or (c) a merger or
consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the
Borrower or a Guarantor is the surviving entity.

“Additional Credit Extension Amendment”
means an amendment to this Agreement (which may,

at the option of the
Administrative Agent, be in the form of an amendment and restatement of this Agreement)

providing for any Extended
Revolving Credit Commitments and/or Extended Incremental

Term Loans pursuant

to Section 2.16, which shall be consistent
with the applicable provisions of this Agreement and otherwise satisfactory to the parties thereto.

Each Additional Credit
Extension Amendment shall be executed by the Administrative Agent,

the L/C Issuer and/or the Swingline Lender (to the
extent Section 2.16 would require the consent of the L/C Issuer and/or the Swingline

Lender, respectively for the amendments
effected in such Additional Credit Extension Amendment),

the Loan Partis and each applicable extending Lender.

Any
Additional Credit Extension Amendment may include conditions for delivery of opinions of counsel and other documentation
consistent with the conditions in Section 7.2 all to the extent reasonably requested by the Administrative Agent or the Lenders
party to such Additional Credit Extension Amendment.
“Adjusted LIBOR Term SOFR ” means , for

with respect to

any
Borrowing of Eurodollar Loans tenor , a rate the

per
annum determined in accordance with the following formula:
rate equal to the sum of (i) Term

SOFR
plus

(ii) 0.10% (10 basis
points); provided,

if Adjusted Term SOFR determined

as provided above shall ever be less than the Floor,

then Adjusted Term
SOFR shall be deemed to be the Floor.
Adjusted LIBOR

=

LIBOR

1 - Eurodollar Reserve Percentage
“Administrative Agent”
means BMO Harris Bank N.A., in its capacity as Administrative Agent hereunder,

and any
successor in such capacity pursuant to Section 10.6.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative
Agent.
“Affiliate”
means, with respect to a specified Person, another Person that directly,

or indirectly through one or more
intermediaries, Controls or is Controlled by or is under common Control with the Person specified;
provided that , in any event
for purposes of this definition, any Person that owns, directly or indirectly,

5% or more of the securities having the ordinary
voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other
ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such
corporation or other Person.

“Agreement”

means this Amended and Restated Credit Agreement, as the same may be amended, modified, restated
or supplemented from time to time pursuant to the terms hereof.
“Anti-Corruption Law”

means the FCPA

and any law, rule or

regulation of any jurisdiction concerning or relating to
bribery or corruption that are applicable to any Loan Party or any Subsidiary or Affiliate.

“Applicable Margin”

means, with respect to Loans, Reimbursement Obligations, L/C Participation

Fees, and the
commitment fees payable under Section 3.1(a), until the first Pricing Date, the rates per annum shown opposite Level I below,
and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance
with the following schedule:
L
EVEL
T
OTAL
F
UNDED
D
EBT TO
C
APITALIZATION
R
ATIO FOR
S
UCH
P
RICING
D
ATE
A
PPLICABLE
M
ARGIN FOR
B
ASE
R
ATE
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
R
EIMBURSEMENT
O
BLIGATIONS
SHALL BE
:
A
PPLICABLE
M
ARGIN FOR
E
URODOLLAR
SOFR L
OANS
UNDER
R
EVOLVING
F
ACILITY AND
L/C
P
ARTICIPATION
F
EES SHALL BE
:
A
PPLICABLE
M
ARGIN FOR
C
OMMITMENT
F
EE SHALL BE
:
I Less than 20.0%
0.00% 1.00% 0.15%
II Greater than or
equal 20.0% and
less than 30.0%
0.25% 1.25% 0.20%
III Greater than or
equal 30.0% and
less than 40.0%
0.50% 1.50% 0.20%
IV Greater than or
equal to 40.0%
0.75% 1.75% 0.25%
For purposes hereof, the term “Pricing Date”

means, for any fiscal quarter of the Borrower ending on or after November 27,
2021, the date on which the Administrative Agent is in receipt of the Borrower’s most recent financial statements (and, in the
case of the year-end financial statements, audit report)

for the fiscal quarter then ended, pursuant to Section 8.5.

The
Applicable Margin shall be established based on the Total

Funded Debt to Capitalization Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a

Pricing Date shall remain in effect until the next Pricing Date.

If the
Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end
financial statements, audit report) are required to be delivered under

Section 8.5, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable

Margin (
i.e.,

Level IV shall apply).

If the Borrower
subsequently delivers such financial statements before the next Pricing Date,

the Applicable Margin shall be determined on the
date of delivery of such financial statements and remain in effect until the next Pricing Date.

In all other circumstances, the
Applicable Margin shall be in effect from the

Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date.

Each determination of the Applicable Margin made by the

Administrative
Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders if reasonably
determined.

“Application”

is defined in Section 2.3(b).
“Assignment and Assumption”

means an assignment and assumption entered into by a Lender and an Eligible
Assignee (with the consent of any party whose consent is required by Section

13.2(b)), and accepted by the Administrative
Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent.
“Authorized Representative”

means those persons shown on the list of officers provided by the Borrower pursuant to
Section 7.2 or on any update of any such list provided by the Borrower to the Administrative

Agent, or any further or different
officers of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative
Agent.

“ Available Tenor
” means, as of any date of determination and with respect to the then-current Benchmark,

as
applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used
for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest
calculated with reference to such Benchmark (or component thereof)

that is or may be used for determining any frequency of
making payments of interest calculated with reference to such Benchmark, in each case,

as of such date and not including, for
the avoidance of doubt, any tenor for such Benchmark that is then -removed from the definition of “Interest Period” pursuant to
Section 4.8(d).
“Bail-In Action”

means the exercise of any Write-Down and Conversion

Powers by the applicable EEA Resolution
Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”

means, with respect to any EEA Member Country implementing Article 55 of Directive
2014/59/EU of the European Parliament and of the Council of the European

Union, the implementing law for such EEA
Member Country from time to time which is described in the EU Bail-In Legislation

Schedule.
“Bank Products”

means each and any of the following bank products and services provided to any Loan Party by any
Lender or any of its Affiliates:

(a) credit or charge cards for commercial customers (including,

without limitation, “commercial
credit cards” and purchasing cards), (b) stored value cards, and (c) depository,

cash management, and treasury management
services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts
and interstate depository network services).
“Bank Product Obligations”

of the Loan Parties means any and all of their obligations, whether absolute or contingent
and howsoever and whensoever created, arising, evidenced or acquired

(including all renewals, extensions and modifications
thereof and substitutions therefor) in connection with Bank Products.
“Base Rate”

means, for any day,

the rate per annum equal to the greatest of:

(a) the rate of interest announced or
otherwise established by the Administrative Agent from time to time as its prime commercial rate
, or its equivalent, for U.S.
Dollar loans for U.S. Dollar loans to borrowers located in the United States as in effect on such day,

with any change in the
Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said
prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s

best or lowest
rate), (b) the sum of (i) the Federal Funds Rate for such day, plus

(ii) 1/2 of 1%,
and (c) the LIBOR Quoted Rate for sum of (i)
Adjusted Term

SOFR for a one-month tenor in effect on

such day plus
(ii)
1.00%.

As used herein, Any change in

the
term
“LIBOR Quoted Base

Rate
”

means, for any day,

the rate per annum equal to the quotient of (i)

due to a change in

the
prime rate
per annum (rounded upwards, if necessary,

to the next higher one hundred-thousandth of a percentage point)

for deposits in
U.S. Dollars for a one-month interest period as reported on the applicable

Bloomberg screen page (or such other commercially
available source providing such quotations as may be designated by the Administrative

Agent from time to time) as of 11:00
a.m. (London, England time) on such day (or,

if such day is not a Business Day
, the quoted federal funds rates or Term

SOFR,
as applicable, shall be effective from and including the effective date of the change in such rate. If the Base Rate is being used as an alternative rate of interest pursuant to Sections 4.3 or 4.8 , on then the
immediately preceding Business Day) divided
by Base Rate shall be the greater of clauses (a) and

(
ii b ) one above and shall be determined without reference to clause

(
1 c )
minus the Eurodollar Reserve Percentage above , provided that in no event if Base Rate as determined above shall
the “LIBOR
Quoted Rate” ever

be less than
0.00 the Floor plus

1.00%, then Base Rate shall be deemed to be the Floor
plus 1.00%.
“Base Rate Loan”

means a Loan bearing interest at a rate specified in Section 2.4(a).
“ Benchmark
” means, initially, the Term

SOFR Reference Rate; provided that if a Benchmark Transition

Event has
occurred with respect to the Term

SOFR Reference Rate or the then-current Benchmark, then “Benchmark”

means the
applicable Benchmark Replacement to the extent that such Benchmark

Replacement has replaced such prior benchmark rate
pursuant to Section 4.8.
“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the
Administrative Agent for the applicable Benchmark Replacement Date,

(a)

the sum of Daily Simple SOFR plus 0.10% (10 basis points); or

(b)

the sum of: (i
) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A
) any selection or recommendation of a replacement benchmark rate or the
mechanism for determining such a rate by the Relevant Governmental Body or ( B) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. Dollar-
denominated syndicated credit facilities and (ii) the related Benchmark Replacement

Adjustment.
If the Benchmark Replacement as determined pursuant to clause (a) or

(b
) above would be less than the Floor, the Benchmark
Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment”

means, with respect to any replacement of the then
-current Benchmark with an
Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment,
(which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving
due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such
spread adjustment, for the replacement of such Benchmark with the applicable

Unadjusted Benchmark Replacement by the
Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable
Unadjusted Benchmark Replacement for U.S. Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Date”

means the earliest to occur of the following events with respect to the then
-current
Benchmark:

(a)

in the case of clause (a) or (b) of the definition of “Benchmark Transition

Event”, the later of (i) the
date of the public statement or publication of information referenced therein and (ii
) the date on which the
administrator of such Benchmark (or the published component used in the calculation thereof) permanently or
indefinitely ceases to provide all Available

Tenors of such Benchmark

(or such component thereof);

or

(b)

in the case of clause (c) of the definition of “Benchmark Transition

Event”, the first date on which
such Benchmark (or the published component used in the calculation thereof)

has been determined and announced by
or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the
administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-
representativeness or non-compliance will be determined by reference to the most recent statement or publication
referenced in such clause (c) and even if any Available

Tenor of such Benchmark (or such component

thereof)
continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b
)
with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then
-
current Available

Tenors of such Benchmark (or the published

component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then -
current Benchmark:

(a
)

a public statement or publication of information by or on behalf of the administrator of such
Benchmark (or the published component used in the calculation thereof)

announcing that such administrator has
ceased or will cease to provide all Available

Tenors of such Benchmark

(or such component thereof), permanently or
indefinitely ,

provided that, at the time of such statement or publication, there is no successor administrator that will
continue to provide any Available

Tenor of such Benchmark

(or such component thereof);

(
b)

a public statement or publication of information by the regulatory supervisor for the administrator of
such Benchmark (or the published component used in the calculation thereof),

the Federal Reserve Board, the Federal
Reserve Bank of New York
, an insolvency official with jurisdiction over the administrator for such

Benchmark (or
such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such
component) or a court or an entity with similar insolvency or resolution authority over the administrator for such
Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has
ceased or will cease to provide all Available

Tenors of such Benchmark

(or such component thereof) permanently or
indefinitely, provided

that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available

Tenor of such Benchmark

(or such component thereof); or

(
c)

a public statement or publication of information by or on behalf of the administrator of such
Benchmark (or the published component used in the calculation thereof)

or the regulatory supervisor for the
administrator of such Benchmark (or such component thereof) announcing that all Available Tenors

of such
Benchmark (or such component thereof) are no longer,

or as of a specified future date will no longer be,
representative.
For the avoidance of doubt, a “Benchmark Transition

Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available

Tenor
of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period”

means the period (if any) (
a) beginning at the time that a Benchmark
Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all
purposes hereunder and under any Loan Document in accordance with Section

4.8 and (b
) ending at the time that a Benchmark
Replacement has replaced the then
-current Benchmark for all purposes hereunder and under any Loan Document in accordance
with Section 4.8.
“Beneficial Ownership Certification”

means a certification regarding beneficial ownership a required by the
Beneficial Ownership Regulation.
“Beneficial Ownership Regulation”

means 31 CFR § 1010.230.
“Borrower”

is defined in the introductory paragraph of this Agreement.
“Borrowing”

means the total of Loans of a single type advanced, continued for an additional Interest

Period, or
converted from a different type into such type by the Lenders under a Facility on a single date and, in the case of
Eurodollar SOFR

Loans, for a single Interest Period.

Borrowings of Loans are made and maintained ratably from each of the
Lenders under a Facility according to their Percentages of such Facility.

A Borrowing is
“advanced”

on the day Lenders
advance funds comprising such Borrowing to the Borrower,

is
“continued”

on the date a new Interest Period for the same type
of Loans commences for such Borrowing, and is “converted”

when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 2.6.

Borrowings of Swingline Loans are made by the Swingline Lender in accordance with the procedures set forth in Section 2.2(b).
“Business Day”

means any day (other than a Saturday or Sunday) on which banks are not authorized or required to
close in Chicago, Illinois

and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or
payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in
London, England .
“Capital Expenditures”

means, with respect to any Person for any period, the aggregate amount of all expenditures
(whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a
Capital Lease) of fixed or capital assets or additions to property,

plant, or equipment (including replacements, capitalized
repairs, and improvements), and for any of the foregoing are required to be capitalized on the balance sheet of such Person in
accordance with GAAP.

“Capital Lease
” means any lease of Property which in accordance with GAAP is required to be capitalized on the
balance sheet of the lessee; provided

that the adoption or issuance of any accounting standards after the Closing Date will not cause any lease that was not or would not have been a Capital Lease prior to such adoption or issuance to be deemed a Capital
Lease.
“Capitalized Lease Obligation”

means, for any Person, the amount of the liability shown on the balance sheet of such
Person in respect of a Capital Lease determined in accordance with GAAP.
“Cash Collateralize”

means, to pledge and deposit with or deliver to the Administrative Agent,

for the benefit of one
or more of the L/C Issuer or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in
respect of L/C Obligations, cash or deposit account balances subject to a first priority perfected security interest in favor of the
Administrative Agent or, if the Administrative

Agent and each applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each
applicable L/C Issuer.

“Cash Collateral”

shall have a meaning correlative to the foregoing and shall include the proceeds of
such cash collateral and other credit support.

“Cash Equivalents”
means (a) cash in banks or on hand and (b) investments with a maturity of three (3)

months or
less when purchased, which are made in accordance with the Cal-Maine Investment

Guidelines as attached hereto as Schedule
1.1,
1

as the same may be amended from time to time with the consent of the Required Lenders.
“CERCLA”
means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended by the Superfund Amendments and Reauthorization Act of 1986,

42 U.S.C.
§§ 9601 et seq.,

and any future
amendments.
“Change in Law”

means the occurrence, after the date of this Agreement, of any of the following:

(a) the adoption or
taking effect of any law,

rule, regulation or treaty, (b) any

change in any law, rule, regulation

or treaty or in the administration,
interpretation, implementation or application thereof by any Governmental

Authority, or (c) the making

or issuance of any
request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority;
provided

that
notwithstanding anything herein to the contrary,

(x) the Dodd-Frank Wall Street

Reform and Consumer Protection Act and all
requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules,
guidelines or directives promulgated by the Bank for International Settlements,

the Basel Committee on Banking Supervision
(or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III,
shall in each case be deemed to be a “Change in Law”, regardless of the date enacted,

adopted or issued, or (b) any “Change of
Control” (or words of like import), as defined in any agreement or indenture relating to any issue of Material Indebtedness of
any Loan Party or any Subsidiary of a Loan Party,

shall occur.
“Change of Control”

means Fred R. Adams Jr.,

his spouse, natural children, sons-in-law or grandchildren, or any trust, guardianship, conservatorship or custodianship for the primary benefit of any of the foregoing, or any family limited
partnership, similar limited liability company or other entity that 100% of voting control of such entity, is held by any

of the
foregoing, cease at any time and for any reason (including death or incapacity)

to own, legally and beneficially,

at least 50% of
the votes represented by the Voting

Stock of the Borrower.
“Closing Date”

means the date of this Agreement or such later Business Day upon which each condition described in
Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative

Agent in its discretion.
“Code”

means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.
“Collateral”

means all properties, rights, interests, and privileges from time to time subject to the Liens granted to the
Administrative Agent, or any security trustee therefor,

by the Collateral Documents.
“Collateral Account”

is defined in Section 9.4.
“Collateral Access Agreement”

means any landlord waiver, warehouse,

processor or other bailee letter or other
agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third
party (including any bailee, consignee, customs broker,

or other similar Person) in possession of any Collateral or any landlord of the Borrower or any Subsidiary for any real property where any Collateral is located,

as such landlord waiver, bailee letter or
other agreement may be amended, restated, or otherwise modified from time to time.
“Collateral Documents”
means the Security Agreement, and all other mortgages, deeds of trust, security agreements,
pledge agreements, assignments, financing statements, control agreements,

and other documents as shall from time to time
secure or relate to the Secured Obligations or any part thereof.
“Commitments”

means the Revolving Credit Commitments.
“ Commodity Exchange Act”

means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to
time, and any successor statute.

1

Note to Cal-Maine:

Please provide most up to date version of the investment guidelines.

“Conforming Changes”

means with respect to the use or administration of Term

SOFR or

any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the
definition of “Business Day,”

the definition of “Interest Period,”

the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or
prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the

Administrative Agent decides may be appropriate
to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the
Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent

decides that
adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines
that
no market practice for the administration of any such rate

exists, in such other manner of administration as the Administrative
Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Connection Income Taxes”

means Other Connection Taxes

that are imposed on or measured by net income (however
denominated) or that are franchise Taxes

or branch profit Taxes.
“Control”
means the possession, directly or indirectly,

of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power,

by contract or otherwise.

“Controlling”

and
“Controlled”

have meanings correlative thereto.
“Controlled Group”

means all members of a controlled group of corporations and all trades or businesses (whether

or
not incorporated) under common control which, together with any

Loan Party, are treated as a single employer

under Section
414 of the Code.
“Credit Event”

means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in
the amount of, any Letter of Credit.
“Daily Simple SOFR”

means, for any day,

SOFR, with the conventions for this rate (which will include a lookback)
being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the
Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided
,

that if the
Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the
Administrative Agent may establish another convention in its reasonable discretion.
“Debtor Relief Laws”

means the Bankruptcy Code of the United States of America, and

all other liquidation,
conservatorship, bankruptcy,

assignment for the benefit of creditors, moratorium, rearrangement, receivership,

insolvency,
reorganization, or similar debtor relief Laws of the United

States or other applicable jurisdictions from time to time in effect.
“Default”

means any event or condition which constitutes an Event of Default or any event or condition the
occurrence of which would, with the passage of time or the giving of notice,

or both, constitute an Event of Default.

“Defaulting Lender”

means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of
its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender
notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that
one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be
specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative

Agent, any L/C Issuer, the
Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its
participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the
Borrower, the Administrative Agent or

any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder,

or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and

states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically
identified in such writing or public statement) cannot be satisfied), (c) has failed,

within three (3) Business Days after written
request by the Administrative Agent or the Borrower,

to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder ( provided that such Lender shall cease to be a Defaulting
Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or
(d) has, or has a direct or indirect parent company that has, at any time after the Closing Date (i) become the subject of a
proceeding under any Debtor Relief Law,

(ii) had appointed for it a receiver, custodian,

conservator, trustee, administrator,
assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets,
including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity
or (iii) become the subject of a Bail-in Action; provided

that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a
Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the
jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or
permit such Lender (or such Governmental Authority) to reject, repudiate,

disavow or disaffirm any contracts or agreements
made with such Lender.

Any determination by the Administrative Agent that a Lender is a Defaulting

Lender under clauses (a)
through (d) above shall be conclusive and binding absent manifest error,

and such Lender shall be deemed to be a Defaulting
Lender (subject to Section 2.13(b)) upon delivery of written notice of such determination to the Borrower, the L/C Issuer,

the
Swingline Lender and each Lender.
“Designated Disbursement Account”

means the account of the Borrower maintained with the Administrative Agent or its Affiliate and designated in writing to the Administrative

Agent as the Borrower’s Designated Disbursement

Account (or
such other account as the Borrower and the Administrative Agent may otherwise agree).
“Disposition”

means the sale, lease, conveyance or other disposition of

Property, other than (a) the sale or lease of
inventory in the ordinary course of business, and (b) the sale, transfer,

lease or other disposition of Property of a Loan Party to
another Loan Party in the ordinary course of its business.

“Domestic Subsidiary”

means a Subsidiary that is not a Foreign Subsidiary.
“EEA Financial Institution”

means (a) any credit institution or investment firm established in any EEA Member
Country which is subject to the supervision of an EEA Resolution Authority,

(b) any entity established in an EEA Member
Country which is a parent of an institution described in clause (a) of this definition, or

(c) any financial institution established in
an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to
consolidated supervision with its parent.
“EEA Member Country”

means any of the member states of the European Union, Iceland, Liechtenstein,

and Norway.
“EEA Resolution Authority”

means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee)

having responsibility for the resolution of any
EEA Financial Institution.
“Eligible Assignee”
means any Person that meets the requirements to be an assignee under

Section 13.2(b)(iii), (v) and
(vi) (subject to such consents, if any,

as may be required under Section 13.2(b)(iii)).
“Eligible Line of Business”

means any business engaged in as of the date of this Agreement by the Borrower or any
other Loan Party or any business reasonably related thereto, including, without limitation, spent foul business, further
processing, fertilizer or nutrient manufacturing or cooperative purchasing or similar businesses related to Borrower’s
commercial egg production business.

“Environmental Claim”
means any investigation, notice, violation, demand, allegation, action,

suit, injunction,
judgment, order, consent decree, penalty,

fine, lien, proceeding or claim (whether administrative, judicial or private in nature),
but not including internal reports prepared by or on behalf of Borrower in the ordinary course of business, arising (a) pursuant
to, or in connection with an actual or alleged violation of, any Environmental Law,

(b) in connection with any Hazardous
Material, (c) from any abatement, removal, remedial, investigative,

corrective or response action in connection with a
Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury,
threat or harm to health, safety,

natural resources or the environment.
“Environmental Law”

means any current or future Legal Requirement pertaining to (a) the protection of health, safety
and the indoor or outdoor environment, (b) the conservation, management,

protection or use of natural resources and wildlife,
(c) the protection or use of surface water or groundwater,

(d) the management, manufacture, possession, presence, use,
generation, transportation, treatment, storage, disposal, Release, threatened

Release, abatement, removal, investigation,
remediation or handling of, or exposure to, any Hazardous Material or

(e) pollution (including any Release to air, land,

surface
water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.
“Environmental Liability”

means any liability,

contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, costs of compliance, penalties or indemnities),

of any Loan Party or any Subsidiary of a Loan
Party directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law,

(b) the
generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any
Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any
contract, agreement or other legally enforceable consensual arrangement pursuant to which liability is assumed or imposed with
respect to any of the foregoing.
“ERISA”

means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.
“EU Bail-In Legislation Schedule”

means the EU Bail-In Legislation Schedule published by the Loan Market
Association (or any successor Person), as in effect from

time to time.
“Eurodollar Loan”

means a Loan bearing interest at the rate specified in Section 2.4(b).
“Eurodollar Reserve Percentage”

means the maximum reserve percentage, expressed as a decimal, at which reserves
(including, without limitation, any emergency,

marginal, special, and supplemental reserves) are imposed by the

Board of
Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities” , as defined in such Board’s
Regulation D (or any successor thereto), subject to any amendments of such reserve requirement by such Board or its successor,
taking into account any transitional adjustments thereto.

For purposes of this definition, the relevant Loans shall be deemed to be “eurocurrency liabilities”

as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets
under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any
change in any such reserve percentage.
“Event of Default”

means any event or condition identified as such in Section 9.1.
“Event of Loss”

means, with respect to any Property,

any of the following:

(a) any loss, destruction or damage of such
Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such
Property, or confiscation

of such Property or the requisition of the use of such Property.

“Exchange Act”

means the United States Securities and Exchange Act of 1934.

“Excluded Deposit Account” means a deposit account the balance of which consists exclusively of (and is identified when established as an account established solely for the purposes of) (a) withheld income Taxes and federal,

state, local or
foreign employment Taxes

in such amounts as are required in the reasonable judgment of a Loan Party to be paid to the Internal
Revenue Service or any other U.S., federal, state or local or foreign government agencies within the following month with
respect to employees of such Loan Party,

(b) amounts required to be paid over to an employee benefit plan pursuant to DOL
Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of any Loan Party,

(c) amounts which are required to be
pledged or otherwise provided as security pursuant to any requirement of any Governmental Authority or foreign pension
requirement, (d) amounts to be used to fund payroll obligations (including,

but not limited to, any ZBA for payroll and amounts
payable to any employment contracts between any Loan Party and their respective employees), (e) Texas Egg

Products, LLC
and South Texas Applicators,

Inc.

deposit accounts, and (f) other deposit accounts maintained in the ordinary course of
business containing cash amounts that do not exceed at any time $2,000,000 in the aggregate for all such accounts under this
clause (f), unless requested by the Administrative Agent after the occurrence and during the continuation of an Event of
Default.
“ Excluded Equity Issuances ” means (a) the issuance by any Subsidiary of equity securities to the Borrower or any
Guarantor, as applicable, (b) the issuance of

equity securities by the Borrower to any Person that is an equity holder of the
Borrower prior to such issuance, (c) the issuance of equity securities of the Borrower to directors, officers and employees of the
Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other
compensation arrangements) approved by the Borrower’s

Board of Directors, and (d) the issuance of equity securities of the
Borrower in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition or
Capital Expenditures.
“Excluded Property”
means (a) any intent-to-use trademark application prior to the filing of a “Statement of Use” or
“Amendment to Allege Use” with the United States Patent and Trademark

Office with respect thereto, to the extent, if any,

that,
and solely during the period, if any,

in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law; (b) any permit or license issued to any Loan Party as
the permit holder or licensee thereof or any lease to which any Loan Party is lessee thereof, in each case only to the extent and
for so long as the terms of such permit, license, or lease effectively (after giving effect to Sections 9-406 through 9-409,
inclusive, of the Uniform Commercial Code in the applicable state (or any successor provision or provisions) or any other
applicable law) prohibit the creation by such Loan Party of a security interest in such permit, license, or lease in favor of the
Administrative Agent or would result in an effective invalidation,

termination or breach of the terms of any such permit, license or lease (after giving effect to Sections 9-406

through 9-409, inclusive, of the Uniform Commercial Code in the applicable state (or any successor provision or provisions) or any other applicable law), in each case unless and until any required consents
are obtained, provided

that the Excluded Property will not include, and the Collateral shall include and the security interest
granted in the Collateral shall attach to, (x) all proceeds, substitutions or replacements of any such excluded items referred to
herein unless such proceeds, substitutions or replacements would constitute excluded items hereunder, (y) all rights to payment
due or to become due under any such excluded items referred to herein,

and (z) if and when the prohibition which prevents the
granting of a security interest in any such Property is removed, terminated, or otherwise becomes unenforceable as a matter of
law, the Administrative

Agent will be deemed to have, and at all times to have had, a security interest in such property, and the
Collateral will be deemed to include, and at all times to have included, such Property without further action or notice by any
Person; and (c) Excluded Deposit Accounts.

“ Excluded Swap Obligation
” means, with respect to any Guarantor, any Swap

Obligation if, and to the extent that, all
or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap
Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity

Exchange Act or any rule, regulation or order
of the Commodity Futures Trading Commission (or

the application or official interpretation of any thereof) by virtue of such
Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange
Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes
effective with respect to such related Swap Obligation.

If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which
such Guarantee or security interest is or becomes illegal.

“Excluded Taxes”

means any of the following Taxes

imposed on or with respect to a Recipient or required to be
withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated),
franchise Taxes,

and branch profits Taxes, in each

case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or,

in the case of any Lender, its applicable lending office

located in, the jurisdiction
imposing such Tax

(or any political subdivision thereof) or (ii) that are Other Connection Taxes,

(b) in the case of a Lender,
U.S. federal withholding Taxes

imposed on amounts payable to or for the account of such Lender with respect to an applicable
interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the
Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.12) or (ii) such Lender
changes its lending office, except in each case to the extent that, pursuant to Section 4.1 amounts with respect to such Taxes
were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender
immediately before it changed its lending office, (c) Taxes

attributable to such Recipient’s failure

to comply with Section
4.1(g), and (d) any U.S. federal withholding Taxes

imposed under FATCA

.
“Existing Credit Agreement” has the meaning specified in the Preliminary Statements hereto.
“Extended Revolving Credit Commitment”
means any Revolving Credit Commitment the maturity of which

has been
extended pursuant to Section 2.16.
“ Extended Revolving Loans
” means any Revolving Loans made pursuant to the Extended Revolving

Credit
Commitments.
“
Extended Incremental Term

Loans
” means any Incremental Term

Loans the maturity of which shall have been
extended pursuant to Section 2.16.
“ Extension ” has the meaning specified in Section 2.16(a).
“ Extension Offer ” has the meaning specified in Section 2.16(a).
“Facility”

means any of the Revolving Facility or the Incremental Term

Facility.
“FATCA”

means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or
successor version that is substantively comparable and not materially more onerous to comply with), any current or future
regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FCPA”

means the Foreign Corrupt Practices Act, 15 U.S.C. §§78dd-1,

et seq.
“Federal Funds Rate”

means, for any day, the rate per

annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New
York

on the Business Day next succeeding such day;
provided

that (a) if such day is not a Business Day, the

Federal Funds
Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next
succeeding Business Day,

and (b) if no such rate is so published on such next succeeding Business Day,

the Federal Funds Rate
for such day shall be the average rate (rounded upward, if necessary,

to a whole multiple of 1/100 of 1%) charged to the
Administrative Agent on such day on such transactions as determined by the Administrative Agent;
provided

that in no event
shall the Federal Funds Rate be less than 0.00%.
“Financial Officer”

of any Person means the chief financial officer,

principal accounting officer,

treasurer or
controller of such Person.

“Floor” means the rate per annum of interest equal to 0%.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Subsidiary”

means each Subsidiary that (a) is organized under the laws of a jurisdiction other than the
United States of America or any state thereof or the District of Columbia, (b)

conducts substantially all of its business outside
of the United States of America, and (c) has substantially all of its assets outside of the United

States of America.

“ FRB
” means the Board of Governors of the Federal Reserve System of the United

States.

“Fronting Exposure”

means, at any time there is a Defaulting Lender,

(a) with respect to any L/C Issuer, such
Defaulting Lender’s Revolver Percentage of

the outstanding L/C Obligations with respect to Letters of Credit issued by such
L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to
other Lenders or Cash Collateralized in accordance with the terms hereof, and

(b) with respect to the Swingline Lender, such
Defaulting Lender’s Revolver Percentage of outstanding

Swingline Loans made by the Swingline Lender other than Swingline
Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Fund”
means any Person (other than a natural person) that is (or will be) engaged in making,

purchasing, holding or
otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP”

means generally accepted accounting principles set forth from time to time in the opinions and
pronouncements of the Accounting Principles Board and the American

Institute of Certified Public Accountants and statements
and pronouncements of the Financial Accounting Standards Board (or

agencies with similar functions of comparable stature
and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.
“Governmental Authority”

means the government of the United States of America or any other nation,

or of any
political subdivision thereof, whether state or local, and any agency,

authority, instrumentality,

regulatory body, court, central
bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or
pertaining to government (including any supra-national bodies such as the

European Union or the European Central Bank).
“Guarantee”

of or by any Person (the
“guarantor” ) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing

any Indebtedness or other obligation of any other Person (the
“primary obligor”
) in any manner, whether directly or

indirectly, and including any obligation

of the guarantor, direct or
indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other
obligation or to purchase (or to advance or supply funds for the purchase

of) any security for the payment thereof, (b) to
purchase or lease property,

securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of
the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party
in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation;
provided

that the term
Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Guaranty Agreements”

means and includes the Guarantee of the Loan Parties provided for in

Section 11, and any
other guaranty agreement executed and delivered in order to guarantee the Secured Obligations or any part thereof in form and
substance acceptable to the Administrative Agent.
“Guarantors”

means and includes each Wholly-owned Subsidiary that is a Domestic Subsidiary of the Borrower, and
Borrower, in its capacity as a guarantor of the

Secured Obligations of another Loan Party.

“Hazardous Material”
means any substance, chemical, compound, product, solid,

gas, liquid, waste, byproduct,
pollutant, contaminant or material which is hazardous, toxic, or a pollutant and regulated pursuant to any Environmental Law
and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction
thereof) and (b) any material classified or regulated as “hazardous,”

“toxic,” or a “pollutant” or words of like import pursuant to an Environmental Law.

For the purposes of this Agreement, however, the

Parties acknowledge and agree that Borrower is in
the live animal agriculture business and routinely generates, stores, handles,

transports, composts, disposes of, applies and/or
sells manure for beneficial reuse (fertilizer) in the ordinary course of business, that manure naturally breaks down and releases
ammonia, phosphorus and other substances and such manure and its constituent parts shall not be “Hazardous Material”
hereunder.
“Hazardous Material Activity”

means any activity,

event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation,

transportation, treatment, storage, disposal, Release,
threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.
“Hedging Agreement”

means any agreement with respect to any swap, forward, future or derivative transaction or
option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt
instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or
any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for
payments only on account of services provided by current or former directors, officers,

employees or consultants of any Loan
Party or its Subsidiaries shall be a Hedging Agreement.

“Hedging Liability”

means the liability of any Loan Party
to any of the Lenders, or any Affiliates of such Lenders in
respect of any Hedging Agreement as such Loan Party may from time to time enter into with any one or more of the Lenders
party to this Agreement or their Affiliates, whether absolute or contingent and howsoever and whensoever created, arising,
evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor);
provided,
however,

that, with respect to any Guarantor, Hedging

Liability Guaranteed by such Guarantor shall exclude all Excluded Swap
Obligations.

“Hostile Acquisition”

means the acquisition of the capital stock or other equity interests of a Person through a tender
offer or similar solicitation of the owners of such capital

stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a
corporation, or as to which such approval has been withdrawn.
“Increase”

is defined in Section 2.15.
“Increase Date”

is defined in Section 2.15.
“Incremental Amendment”

is defined in Section 2.15.
“Incremental Term

Facility”

means the credit facility for Incremental Term

Loans.
“Incremental Term

Loans”

is defined in Section 2.15.
“Incremental Term

Loan Percentage”
means, for each Lender, the percentage held

by such Lender of the aggregate
principal amount of all Incremental Term

Loans outstanding, if any.
“Indebtedness”

means for any Person (without duplication) (a) all indebtedness created,

assumed or incurred in any
manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the
deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c)
all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable
for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on
or with respect to letters of credit, bankers’ acceptances and other extensions of credit to the extent any of the foregoing are not
cash collateralized,

whether or not representing obligations for borrowed money,

(f) all obligations of such Person to purchase,
redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person or
any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater
of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all net obligations (determined as of any time based on the termination value thereof) of such Person under any interest rate, foreign currency,

and/or commodity
swap, exchange, cap, collar, floor,

forward, future or option agreement, or any other similar interest rate, currency or commodity hedging arrangement; and (h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes
hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint
venture that is itself a corporation or limited liability company) in which such

Person is a general partner or a joint venturer,
unless such Indebtedness is expressly made non-recourse to such Person.
“Indemnified Taxes”

means (a) all Taxes other

than Excluded Taxes, imposed on

or with respect to any payment made
by or on account of any obligation of any Loan Party under any Loan Document and (b)

to the extent not otherwise described in
(a), Other Taxes.
“Interest Payment Date”

means (a) with respect to any
Eurodollar SOFR

Loan, the last day of each Interest Period
with respect to such Eurodollar SOFR

Loan and on the maturity date and, if the applicable Interest Period is longer than three
(3)

three

months, on each day occurring every three (3) months after the commencement of such

Interest Period, (b) with
respect to any Base Rate Loan (other than Swingline Loans), the last day of every calendar quarter and on the maturity date,
and (c) as to any Swingline Loan, (i) bearing interest by reference to the Base Rate, the last day of every calendar month, and
on the maturity date and (ii) bearing interest by reference to the Swingline Lender’s

Quoted Rate, the last day of the Interest
Period with respect to such Swingline Loan, and on the maturity date ; provided that, as to any such Loan, (i) if any such date would be a day other than a Business Day,

such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business
Day and (ii) the Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar month
(or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business
Day of any such succeeding applicable calendar month .

“Interest Period”

means the period commencing on the date a Borrowing of
Eurodollar SOFR

Loans or Swingline
Loans (bearing interest at the Swingline Lender’s

Quoted Rate) is advanced, continued, or created by conversion and ending (a)
in the case of Eurodollar SOFR

Loans,
on the numerically corresponding day in the calendar month that is one (1), two (2), three (3) ,

or

six (6)
or twelve (12) months thereafter , as specified in the applicable borrowing request or interest election request and (b) in the case of Swingline Loans bearing interest at the Swingline Lender’s

Quoted Rate, on the date one (1) to five (5)
Business Days thereafter as mutually agreed by the Borrower and the Swingline

Lender,
provided , however , that:

(i)

no Interest Period shall extend beyond the final maturity date of the relevant

Loans;

(ii)

whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the
last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar SOFR

Loans to occur in the following
calendar month, the last day of such Interest Period shall be the immediately preceding Business Day;

and

(iii)

for purposes of determining an Interest Period for a Borrowing of
Eurodollar SOFR

Loans, a month
means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next
calendar month; provided, however,

that if there is no numerically corresponding day in the month in which such an
Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such
Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end
; and

(iv)

no tenor that has been removed from this definition pursuant to Section 4.8 below shall be available
for specification in such borrowing request or interest election request .
“IRS” means the United States Internal Revenue Service.
“L/C Issuer”

means BMO Harris Bank N.A., in its capacity as the issuer of Letters of Credit hereunder, in each case
together with its successors in such capacity as provided in Section 2.3(h).
“L/C Obligations”

means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid
Reimbursement Obligations.
“L/C Participation Fee”

is defined in Section 3.1(b).
“L/C Sublimit”

means $15,000,000, as reduced or otherwise amended pursuant to the terms hereof.
“Legal Requirement”

means any treaty,

convention, statute, law, common

law, rule, regulation, ordinance,

license,
permit, governmental approval, injunction, judgment, order,

consent decree or other requirement of any governmental
authority, whether

federal, state, or local.
“Lenders”

means and includes BMO Harris Bank N.A.
and the other Persons listed on Schedule 2.1/2.2 and any other
Person that shall have become party hereto pursuant to an Assignment and Assumption,

other than any such Person that ceases
to be a party hereto pursuant to an Assignment and Assumption.

Unless the context requires otherwise, the term
“Lenders”
includes the Swingline Lender.
“Lending Office”

is defined in Section 4.7.
“Letter of Credit”

is defined in Section 2.3(a).
“LIBOR”

means, for an Interest Period for a Borrowing of Eurodollar Loans,

(a) the LIBOR Index Rate for such
Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined,

the arithmetic average of the
rates of interest per annum (rounded upwards, if necessary,

to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business
Days before the beginning of such Interest Period by three (3) or more major banks in the interbank euro dollar market selected
by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount
equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made as part of such Borrowing, provided
that in no event shall “LIBOR” be less than 0.00%.

“LIBOR Index Rate”

means, for any Interest Period, the rate per annum (rounded upwards, if necessary,

to the next
higher one hundred-thousandth of a percentage point) for deposits in U.S.

Dollars for a period equal to such Interest Period, as
reported on the applicable Bloomberg screen page (or such

other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00

a.m. (London, England time) on the day two (2)
Business Days before the commencement of such Interest Period.
“Lien”
means any mortgage, lien, security interest, pledge, charge

or encumbrance of any kind in respect of any
Property, including the

interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention
arrangement.
“Loan”

means any Revolving Loan, Swingline Loan, or Incremental Term

Loan (if any) whether outstanding as a
Base Rate Loan or Eurodollar SOFR

Loan or otherwise, each of which is a
“type”

of Loan hereunder.
“Loan Documents”

means this Agreement, the Notes (if any), the Applications, the Collateral Documents,

the
Guaranty Agreements, and each other instrument or document to be delivered hereunder or thereunder or otherwise in
connection therewith.
“Loan Party”

means the Borrower and each of the Guarantors.

“Marketable Securities”

means investments with a maturity of more than three (3) months when purchased which are
made in accordance with the Cal-Maine Investment Guidelines as attached hereto as Schedule 1.1, as the same may be amended
from time to time with the consent of the Required Lenders.
“Material Adverse Effect”

means (a) a material adverse change in, or material adverse effect upon, the operations,
business, or financial condition of the Borrower or of the Loan Parties and their

Subsidiaries taken as a whole, (b) a material
impairment of the ability of any Loan Party to perform its material obligations under any Loan Document or (c) a material adverse effect upon (i) the legality,

validity, binding

effect or enforceability against any Loan Party of any Loan Document or the material rights and remedies of the Administrative Agent and the Lenders thereunder or (ii) the perfection or priority of any
Lien granted under any Collateral Document.
“Material Indebtedness”

means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of
one or more Hedging Agreements, of any one or more of the Loan Parties and its Subsidiaries with an individual outstanding
principal amount exceeding $30,000,000.

For purposes of determining Material Indebtedness, the “obligations” of any Loan
Party or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving
effect to any netting agreements) that such Loan Party or such Subsidiary would be required to pay if such Hedging Agreement
were terminated at such time.
“Minimum Collateral Amount”

means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit
account balances, an amount equal to 105% (or 100% if such Cash Collateral consists of a demand or time deposit account) of
the Fronting Exposure of all L/C Issuers with respect to Letters of Credit issued and outstanding at such time and (b) otherwise,
an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion.
“Moody’s”

means Moody’s Investors Service,

Inc.
“Net Cash Proceeds”

means, as applicable, (a) with respect to any Disposition by a Person,

cash and cash equivalent
proceeds received by or for such Person’s

account, net of (i) reasonable direct costs relating to such Disposition, (ii) sale,

use or
other transactional taxes paid or payable by such Person as a direct result of such Disposition, and (iii) the amount of any
Indebtedness permitted hereby which is secured by a prior perfected Lien on the asset subject to such Disposition and is
required to be repaid in connection with such Disposition, (b) with respect to any Event of Loss of a Person, cash and cash
equivalent proceeds received by or for such Person’s

account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of reasonable direct costs incurred
in connection with the collection of such proceeds, awards or other payments, and the amount of any Indebtedness permitted
hereby which is secured by a prior perfected Lien in the asset subject to the Event of

Loss and (c) with respect to any offering
of equity securities of a Person or the issuance of any Indebtedness by a Person,

cash and cash equivalent proceeds received by
or for such Person’s account, net

of reasonable legal, underwriting, and other fees and expenses incurred as a direct result
thereof.

“Net Income”

means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net
Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or
consolidated with, the Borrower or another Subsidiary,

(b) the net income (or net loss) of any Person (other than a Subsidiary)
in which the Borrower or any of its Subsidiaries has an equity interest, except to the extent of the amount of dividends or other
distributions actually paid to the Borrower or any of its Subsidiaries during such period, and (c) the undistributed earnings of
any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the
time permitted by the terms of any contractual obligation (other than under any Loan Document)

or requirement of law
applicable to such Subsidiary.

“Net Worth”
means, at any time the same is to be determined, total shareholder’s equity (including capital stock,
additional paid in capital, and retained earnings after deducting treasury stock)

that would appear on the balance sheet of the
Borrower and its Subsidiaries, determined in accordance with GAAP on a consolidated basis.
“Non-Consenting Lender”
means any Lender that does not approve any consent, waiver or amendment that (a)
requires the approval of all affected Lenders in accordance with the terms of Section 13.3 and (b) has been approved by the
Required Lenders.
“Non-Defaulting Lender”

means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note”

and
“Notes”

each is defined in Section 2.10.
“Obligations”

means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement
Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of the
Borrower or any other Loan Party arising under or in relation to any Loan Document,

in each case whether now existing or
hereafter arising, due or to become due, direct or indirect, absolute or contingent,

and howsoever evidenced, held or acquired.
“OFAC”
means the United States Department of Treasury

Office of Foreign Assets Control.
“OFAC

Event”
is defined in Section 8.15.
“OFAC

Sanctions Programs”

means all laws, regulations, and Executive Orders administered by OFAC,

including
without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation, the Uniting and
Strengthening America by Providing Appropriate Tools

Required to Intercept and Obstruct Terrorism

Act of 2001, Pub. L.
107-56 (a/k/a the USA Patriot Act)), and all economic and trade sanction programs administered by OFAC,

any and all similar
United States federal laws, regulations or Executive Orders (whether administered by OFAC or otherwise),

and any similar
laws, regulations or orders adopted by any State within the United States.
“Other Connection Taxes”
means, with respect to any Recipient, Taxes

imposed as a result of a present or former
connection between such Recipient and the jurisdiction imposing such Tax

(other than connections arising from such Recipient
having executed, delivered, become a party to, performed its obligations under, received payments under,

received or perfected
a security interest under, engaged in any other transaction

pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes”

means all present or future stamp, court or documentary,

intangible, recording, filing or similar Taxes
that arise from any payment made under,

from the execution, delivery, performance,

enforcement or registration of, from the
receipt or perfection of a security interest under,

or otherwise with respect to, any Loan Document, except any such Taxes that
are Other Connection Taxes

imposed with respect to an assignment (other than an assignment made pursuant to Section 2.12).
“Participant” has the meaning assigned to such term in clause (d) of Section 13.2.
“Participant Register” has the meaning specified in clause (d) of Section 13.2.
“Participating Interest”

is defined in Section 2.3(e).
“Participating Lender”

is defined in Section 2.3(e).

“PBGC”

means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions
under ERISA.
“Percentage”
means for any Lender its Revolver Percentage or its Incremental Term

Loan Percentage, as applicable.
“Permitted Acquisition”

means any Acquisition with respect to which all of the following conditions shall have been
satisfied:

(a)

the Acquired Business is in an Eligible Line of Business and has its primary operations within the
United States of America;

(b)

the Acquisition shall not be a Hostile Acquisition;

(c)

the Borrower or a Subsidiary shall be the surviving entity in any merger to which it is a party in
connection with such Acquisition;

(d)

if a new Subsidiary is formed or acquired as a result of or in connection with the

Acquisition, the
Borrower shall have complied with the requirements of Section 12.3 within

30 days of the completion thereof;

(e)

after giving effect to the Acquisition and any Credit Event

in connection therewith, no Default shall
exist, including with respect to the financial covenants contained in Section

8.22 on a pro forma basis (looking back
four completed fiscal quarters as if the Acquisition occurred on the first day of such period and after giving effect to
the payment of the purchase price for the Acquired Business); and

(f)

after giving effect to the Acquisition and any Credit Event

in connection therewith, the sum of cash
and Cash Equivalents of the Borrower plus availability under the Revolving Facility shall equal at least $50,000,000.

“Person”
means any natural Person, corporation, limited liability company,

trust, joint venture, association, company,
partnership, Governmental Authority or other entity.
“Plan”

means any employee pension benefit plan covered by Title

IV of ERISA or subject to the minimum funding
standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a
member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement
under which more than one employer makes contributions and to which a member of the Controlled Group is then making or
accruing an obligation to make contributions or has within the preceding five plan years made contributions.
“Premises”

means the real property owned or leased by any Loan Party

or any Subsidiary of a Loan Party.
“Property”

means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such
Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.
“ Qualified ECP Guarantor ” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding
$10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such
Swap Obligation or such other person as constitutes an “eligible contract participant”

under the Commodity Exchange Act or
any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such
time by entering into a keepwell under Section 1a(18)(A)(v)(II)

of the Commodity Exchange Act.

“RCRA”

means the Solid Waste

Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976
and Hazardous and Solid Waste

Amendments of 1984, 42 U.S.C.
§§ 6901 et seq. , and any future amendments.
“Recipient
” means (a) the Administrative Agent, (b) any Lender,

and (c) any L/C Issuer, as applicable.
“Register”

is defined in Section 13.2(c).
“Reimbursement Obligation”

is defined in Section 2.3(c).

“Related Parties”
means, with respect to any Person, such Person’s

Affiliates and the partners, directors, officers,
employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s
Affiliates.
“Release”

means any spilling, leaking, pumping, pouring, emitting, emptying,

discharging, injecting, escaping,
leaching, migrating, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the
abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any
Hazardous Material.
“ Relevant Governmental Body ” means the FRB and/or the Federal Reserve Bank of New York , or a committee officially endorsed or convened by the FRB and/or the Federal Reserve Bank of New York , or any successor thereto.
“Required Lenders”
means, at any time, Lenders having Total

Credit Exposures representing (a) if there are 2 or less
Lenders, all of the Lenders, and (b) if there are 3 or more Lenders, 50.0% or more of the Total Credit Exposures of all Lenders.

To the extent provided

in the last paragraph of Section 13.3, the Total

Credit Exposure of any Defaulting Lender shall be
disregarded in determining Required Lenders at any time.
“Responsible Officer”

of any person means any executive officer or Financial

Officer of such Person and any other
officer, general partner

or managing member or similar official thereof with responsibility for the administration of the
obligations of such person in respect of this Agreement whose signature and incumbency shall have been certified to the
Administrative Agent on or after the Closing Date pursuant to an incumbency certificate of the type contemplated by Section
7.2.
“Revolver Percentage”

means, for each Lender, the percentage of

the total Revolving Credit Commitments
represented by such Lender’s Revolving Credit Commitment

or, if the Revolving Credit Commitments have

been terminated or
expired, the percentage of the total Revolving Credit Exposure then outstanding held by such Lender.
“Revolving Facility”

means the credit facility for making Revolving Loans and Swingline Loans and issuing Letters
of Credit described in Sections 2.1, 2.2 and 2.3.

“Revolving Credit Commitment”

means, as to any Lender, the obligation of such Lender

to make Revolving Loans
and to participate in Swingline Loans and Letters of Credit issued for the account of the Borrower hereunder in an aggregate
principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on
Schedule 2.1/2.2 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to
time pursuant to the terms hereof (including, without limitation, Section

2.15 hereof).

The Borrower and the Lenders
acknowledge and agree that the Revolving Credit Commitments of the

Lenders aggregate $250,000,000 on the Closing Date.
“Revolving Credit Exposure”
means, as to any Lender at any time, the aggregate principal amount at such time of its
outstanding Revolving Loans and such Lender’s participation

in L/C Obligations and Swingline Loans at such time.
“Revolving Credit Termination

Date”

means November 15, 2026 or such earlier date on which the Revolving Credit
Commitments are terminated in whole pursuant to Section 2.11,

9.2 or 9.3.
“Revolving Loan” is defined in Section 2.1 and, as so defined, includes a Base Rate Loan or a Eurodollar SOFR

Loan,
each of which is a “type”

of Revolving Loan hereunder.
“Revolving Note”

is defined in Section 2.10.
“S&P”

means Standard & Poor’s Ratings Services Group, a Standard

& Poor’s Financial Services LLC business.
“SEC”

means the United States Securities and Exchange Commission.
“Secured Obligations”

means the Obligations, Hedging Liability,

and Bank Product Obligations, in each case whether
now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced,
held or acquired (including all interest, costs, fees, and charges after the entry of an order for relief against any Loan Party in a
case under the United States Bankruptcy Code or any similar proceeding,

whether or not such interest, costs, fees and charges
would be an allowed claim against such Loan Party in any such proceeding); provided, however,

that, with respect to any
Guarantor, Secured Obligations Guaranteed

by such Guarantor shall exclude all Excluded Swap Obligations.

“Securities Act” means the United States Securities Act of 1933.
“Security Agreement”

means that certain Security Agreement dated as of July 10, 2018, as amended and reaffirmed by
that certain Reaffirmation, Modification and Omnibus

Joinder Agreement dated as of the date hereof among the Loan Parties and the Administrative Agent, as the same may be amended, modified, amended and restated, supplemented or otherwise
modified from time to time.
“SOFR”
means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of
New York)

or a successor administrator of the secured overnight financing rate).
“SOFR Loan” means a Loan bearing interest based on Adjusted
Term SOFR, other than

pursuant to clause (c) of the
definition of “Base Rate.”
“Subsidiary”

means, as to any particular parent corporation or organization,

any other corporation or organization
more than 50% of the outstanding Voting

Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or
organization.

Unless otherwise expressly noted herein, the term
“Subsidiary”

means a Subsidiary of the Borrower or of any of
its direct or indirect Subsidiaries.
“ Swap Obligation
” means, with respect to any Guarantor, any obligation to pay or perform under any agreement,
contract or transaction that constitutes a “swap” within the meaning of Section

1a(47) of the Commodity Exchange Act.

“Sweep Depositary”

shall have the meaning set forth in the definition of Sweep to Loan Arrangement.
“Sweep to Loan Arrangement”

means a cash management arrangement established by the Borrower with the
Swingline Lender or an Affiliate of the Swingline Lender,

as depositary (in such capacity,

the
“Sweep Depositary” ), pursuant
to which the Swingline Lender is authorized (a) to make advances of Swingline

Loans hereunder, the proceeds of which are
deposited by the Swing Lender into a designated account of the Borrower maintained at the Sweep Depositary, and (b) to
accept as prepayments of the Swingline Loans hereunder proceeds of excess targeted balances held in such designated account
at the Sweep Depositary,

which cash management arrangement is subject to such agreement(s) and on such terms acceptable to
the Sweep Depositary and the Swing Lender.
“Swingline”
means the credit facility for making one or more Swingline Loans described in Section

2.2.

“Swingline Lender”

means BMO Harris Bank N.A., in its capacity as the Lender of Swingline

Loans hereunder, or
any successor Lender acting in such capacity appointed pursuant to Section

13.2.
“Swingline Lender’s

Quoted Rate”

is defined in Section 2.2(b).

“Swingline Sublimit”

means $15,000,000, as reduced pursuant to the terms hereof.
“Swingline Loan” and “Swingline Loans”

each is defined in Section 2.2(b).
“Swing Note”

is defined in Section 2.10.
“Tangible

Net Worth
” means total shareholder’s equity that would appear

on the balance sheet of the Borrower and its
Subsidiaries minus the sum of (a) all assets which would be classified as intangible assets under GAAP,

including, without
limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without
limitation, unamortized debt discount and expense, organization costs and deferred research and development expense) and
similar assets, and (b) the write up of assets above cost (other than marketable securities); provided,

however, that intangible
assets shall not include prepaid expenses (including, without limitation,

prepaid insurance, software licenses and support
agreements, consulting contracts and prepaid financing fees) carried on the consolidated balance sheet, in each case determined
on a consolidated basis in accordance with GAAP.
“Taxes”

means all present or future taxes, levies, imposts, duties, deductions,

withholdings (including backup
withholding), assessments, fees or other charges imposed by any

Governmental Authority, including

any interest, additions to
tax or penalties applicable thereto.

“ Term SOFR”

means, for the applicable tenor, the

Term SOFR Reference Rate on the

day (such day, the
“Term SOFR
Determination Day”
) that is two (2) U.S. Government Securities Business Days prior to (a) in the case of SOFR Loans,

the first
day of such applicable Interest Period, or (b) with respect to Base Rate, such day of determination of the Base Rate, in each
case as such rate is published by the Term

SOFR Administrator; provided, however, that if as of 5:00

p.m. (New York

City
time) on any Term

SOFR Determination Day the Term

SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator,

then Term SOFR will be the Term

SOFR Reference Rate for such tenor as published by the
Term SOFR Administrator

on the first preceding U.S. Government Securities Business Day for which such

Term SOFR
Reference Rate for such tenor was published by the Term

SOFR Administrator so long as such first preceding U.S. Government
Securities Business Day is not more than three (3) U.S. Government Securities

Business Days prior to such Term

SOFR
Determination Day.
“Term SOFR

Administrator”

means CME Group

Benchmark Administration
Limited (CBA) (or a successor
administrator of the Term

SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion in a manner
substantially consistent with market practice).
“Term SOFR

Reference Rate”

means the forward-
looking term rate based on SOFR .
“Total Capitalization”

means, at any time the same is to be determined, the sum of (a) Total

Funded Debt and (b) Net
Worth.
“Total Credit

Exposure”
means, as to any Lender at any time, the unused Commitments, Revolving

Credit Exposure,
and Incremental Term

Loans (if any) of such Lender at such time.
“Total Funded

Debt”

means, at any time the same is to be determined, the sum (but without duplication) of (a)

all
Indebtedness of the Borrower and its Subsidiaries at such time described in clauses (a) through (f), both inclusive, of the
definition thereof, and (b) all Indebtedness of any other

Person which is directly or indirectly Guaranteed by the Borrower or any of its Subsidiaries or which the Borrower or any of its Subsidiaries has agreed

(contingently or otherwise) to purchase or
otherwise acquire or in respect of which the Borrower or any of its Subsidiaries has otherwise assured a creditor against loss.
“Total Funded

Debt to Capitalization Ratio”

means, as of the last day of any fiscal quarter of the Borrower,

the ratio
of (a) Total Funded

Debt of the Borrower and its Subsidiaries as of the last day of such fiscal quarter to (b) Total

Capitalization
of the Borrower and its Subsidiaries as of the last day of such fiscal quarter.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related
Benchmark Replacement Adjustment.
“Unfunded Vested

Liabilities”
means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such
benefits, all determined as of the then most recent valuation date for such Plan,

but only to the extent that such excess
represents a potential liability of a member of the Controlled Group to the PBGC or the

Plan under Title IV of ERISA.
“U.S. Dollars”

and
“$”

each means the lawful currency of the United States of America.
“U.S. Government Securities Business Day”

means any day except for (i) a Saturday,

(ii) a Sunday or (iii) a day on
which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members
be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person”
means any Person that is a “United States Person” as defined in Section 7701(

a)(30) of the Code.
“U.S. Tax

Compliance Certificate”
has the meaning assigned to such term in subsection (f) of Section 4.1.
“Voting

Stock”

of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power to vote as prescribed for such class of capital stock or equity interest for the election of
directors or other similar governing body of such Person, other than stock or other equity interests having such power only by
reason of the happening of a contingency.
“Welfare

Plan”

means a “welfare plan” as defined in Section 3(1) of ERISA.

“Wholly-owned Subsidiary”

means a Subsidiary of which all of the issued and outstanding shares of capital stock
(other than directors’ qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or
more Wholly-owned Subsidiaries within the meaning of this definition.
“Withholding Agent”

means any Loan Party and the Administrative Agent.
“Write-Down and Conversion Powers”

means, with respect to any EEA Resolution Authority,

the write-down and
conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA
Member Country,

which write-down and conversion powers are described in the EU Bail-In Legislation

Schedule.
Section 1.2. Interpretation.

The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined.

Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and
neuter forms.

The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without
limitation.”

The word “will” shall be construed to have the same meaning and effect as the word “shall.”

Unless the context
requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed
as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise
modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference
herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and
“hereunder,” and words of similar import,

shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles
and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless
otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words
“asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and
intangible assets and properties, including cash, securities, accounts and contract rights.

All references to time of day herein are
references to Chicago, Illinois, time unless otherwise specifically provided.

Where the character or amount of any asset or
liability or item of income or expense is required to be determined or any consolidation or other accounting computation is
required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP,

except where there is
variation from GAAP as currently reflected under the current financial statements as consistently applied and except where
such principles are inconsistent with the specific provisions of this Agreement.

Section 1.3.

Change in Accounting Principles
.

If, after the date of this Agreement, there shall occur any change in
GAAP from those used in the preparation of the financial statements referred to in Section 6.5 and such change shall result in a
change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or
the Required Lenders may by notice to the Lenders and the Borrower,

respectively, require that the Lenders

and the Borrower
negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting
principles, with the desired result being that the criteria for evaluating the financial condition of the Borrower and its
Subsidiaries shall be the same as if such change had not been made.

No delay by the Borrower or the Required Lenders in
requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting
principles.

Until any such covenant, standard, or term is amended in accordance with this Section, financial covenants shall be
computed and determined in accordance with GAAP in effect prior to such change in accounting principles.

Without limiting
the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant
hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the
case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.
Section 1.4
.

Interest Rates
.

The Administrative Agent does not warrant or accept responsibility for,

and shall not
have any liability with respect to (a) the continuation of, administration of,

submission of, calculation of or any other matter
related to Term

SOFR, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto, including whether the composition or characteristics of any such alternative, successor or
replacement rate will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity
as, Term SOFR, or (b)

the effect, implementation or composition of any Conforming Changes.

The Administrative Agent and
its affiliates or other related entities may engage in transactions in good faith that affect the calculation of Term

SOFR, any
alternative, successor or replacement rate and/or any relevant adjustments thereto,

in each case, in a manner adverse to the
Borrower.

The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Term
SOFR, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or
entity for damages of any kind, including direct or indirect, special, punitive,

incidental or consequential damages, costs, losses
or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate
(or component thereof) provided by any such information source or service.

Section 1.5
.

Divisions
.

For all purposes under the Loan Documents, in connection with any division or plan of
division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right,

obligation or
liability of any Person becomes the asset, right, obligation or liability of a different

Person, then it shall be deemed to have been
transferred from the original Person to the subsequent Person, and (b)

if any new Person comes into existence, such new Person
shall be deemed to have been organized on the first date

of its existence by the holders of its equity interests at such time.
S
ECTION
2.

T
HE
R
EVOLVING
F
ACILITY
Section 2.1.

Revolving Facility.

Subject to the terms and conditions hereof, each Lender, by its acceptance hereof,
severally agrees to make a loan or loans (individually a “Revolving Loan”

and collectively for all the Lenders the
“Revolving
Loans”
) in U.S. Dollars to the Borrower from time to time on a revolving basis up to the amount of such Lender’s Revolving
Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination
Date.

The sum of the aggregate principal amount of Revolving Loans, Swingline

Loans, and L/C Obligations at any time
outstanding shall not exceed the Revolving Credit Commitments in effect at such time.

Each Borrowing of Revolving Loans
shall be made ratably by the Lenders in proportion to their respective Revolver

Percentages.

As provided in Section 2.6(a), the
Borrower may elect that each Borrowing of Revolving Loans be either

Base Rate Loans or
Eurodollar SOFR

Loans.

Revolving
Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination

Date, subject to the
terms and conditions hereof.
Section 2.2 Swingline Loans.

(a)
Generally
.

Subject to the terms and conditions hereof, as part of the Revolving
Facility, the Swingline Lender

may, in its sole discretion, make

loans in U.S. Dollars to the Borrower under the Swingline
(individually a “Swingline Loan”

and collectively the
“Swingline Loans” ) which shall not in the aggregate at any time outstanding exceed the Swingline Sublimit.

Swingline Loans may be availed of from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination

Date.

Each Swingline Loan shall
be in a minimum amount of $150,000 or such greater amount which is an integral multiple of $100,000.

Each Swingline Loan
shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (x) the rate per annum for
Base Rate Loans under the Revolving Facility as from time to time in effect or (y) the Swingline Lender’s Quoted Rate
(computed on the basis of a year of 360 days for the actual number of days elapsed).

Interest on each Swingline Loan shall be
due and payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(b)

Requests for Swingline Loans
.

The Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than 12:00 Noon (Chicago time) on the date upon which the

Borrower requests that any Swingline Loan
be made, of the amount and date of such Swingline Loan, and, if applicable,

the Interest Period requested therefor.

The
Administrative Agent shall promptly advise the Swingline Lender of any such notice received from the Borrower.

Thereafter,
the Swingline Lender shall notify the Administrative Agent (who shall thereafter promptly notify the Borrower) whether or not
it has elected to make such Swingline Loan.

If the Swingline Lender agrees to make such Swingline Loan, it may in its discretion quote an interest rate to the Borrower at which the Swingline Lender would be willing to make such Swingline Loan
available to the Borrower for the Interest Period so requested (the rate so quoted for a given Interest Period being herein
referred to as
“Swingline Lender’s

Quoted Rate”
).

The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance.

If the Borrower does not so immediately accept the Swingline Lender’s

Quoted
Rate for the full amount requested by the Borrower for such Swingline Loan,

the Swingline Lender’s Quoted Rate shall be
deemed immediately withdrawn.

If the Swingline Lender’s Quoted Rate is not accepted or otherwise does not apply, such
Swingline Loan shall bear interest at the rate per annum for Base Rate Loans under the Revolving

Facility as from time to time
in effect.

Subject to the terms and conditions hereof, the proceeds of each Swingline Loan extended to the Borrower shall be
deposited or otherwise wire transferred to the Borrower’s Designated

Disbursement Account or as the Borrower,

the
Administrative Agent, and the Swingline Lender may otherwise agree.

Anything contained in the foregoing to the contrary
notwithstanding, the undertaking of the Swingline Lender to make Swingline

Loans shall be subject to all of the terms and
conditions of this Agreement (provided that the Swingline Lender shall be entitled to assume that the conditions precedent to an
advance of any Swingline Loan have been satisfied unless notified to the contrary by the Administrative Agent or the Required
Lenders).

(c)
Refunding Swingline Loans
.

In its sole and absolute discretion, the Swingline Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline

Lender to act on its behalf for such purpose) and
with notice to the Borrower and the Administrative Agent, request each Lender to make a Revolving Loan in the form of a Base
Rate Loan in an amount equal to such Lender’s Revolver

Percentage of the amount of the Swingline Loans outstanding on the date such notice is given (which Loans shall thereafter bear interest as provided for in Section 2.4(a)).

Unless an Event of
Default described in Section 9.1(j) or 9.1(k)
exists with respect to the Borrower, regardless of the

existence of any other Event
of Default, each Lender shall make the proceeds of its requested Revolving Loan available to the Administrative Agent for the
account of the Swingline Lender), in immediately available funds, at the

Administrative Agent’s office

in Chicago, Illinois (or
such other location designated by the Administrative Agent), before 12:00

Noon (Chicago time) on the Business Day following
the day such notice is given.

The Administrative Agent shall promptly remit the proceeds of such

Borrowing to the Swingline
Lender to repay the outstanding Swingline Loans.

(d)
Participation in Swingline Loans.

If any Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swingline Lender pursuant to Section 2.2(b) above (because an Event of Default described in Section 9.1(j) or
9.1(k)
exists with respect to the Borrower or otherwise), such Lender will, by the time and in the manner such Revolving Loan
was to have been funded to the Swingline Lender,

purchase from the Swingline Lender an undivided participating interest in the outstanding Swingline Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swingline
Loans that were to have been repaid with such Revolving Loans.

From and after the date of any such purchase, the parties
hereto hereby acknowledge and agree that such Swingline Loans shall thereafter bear interest at the rate for such Swingline
Loan as determined in accordance with Section 2.2(b) hereof.

Each Lender that so purchases a participation in a Swingline
Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swingline
Loan and of interest received thereon accruing from the date such Lender funded to the Swingline Lender its participation in
such Loan.

The several obligations of the Lenders under this Section shall be absolute, irrevocable,

and unconditional under
any and all circumstances whatsoever and shall not be subject to any set-off,

counterclaim or defense to payment which any
Lender may have or have had against the Borrower,

any other Lender, or any other Person whatsoever.

Without limiting the
generality of the foregoing, such obligations shall not be affected by any Default or by any reduction or termination of the
Commitments of any Lender, and each payment

made by a Lender under this Section shall be made without any offset, abatement, withholding, or reduction whatsoever.

(e)
Sweep to Loan Arrangement
.

So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and
conditions thereof, Swingline Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or
funding and payment location requirements hereunder for any advance of Swingline Loans or for any prepayment of any
Swingline Loans.

The making of any such Swingline Loans shall otherwise be subject to the other terms and conditions of this
Agreement. The Swingline Lender shall have the right in its sole discretion to suspend or terminate the making and/or
prepayment of Swingline Loans pursuant to such Sweep to Loan Arrangement with notice to the Sweep Depositary and the
Borrower (which may be provided on a same-day basis), whether or not any Default exists.

The Swingline Lender shall not be
liable to the Borrower or any other Person for any losses directly or indirectly resulting from events beyond the Swingline
Lender’s reasonable control, including without limitation

any interruption of communications or data processing services or legal restriction or for any special, indirect, consequential or punitive damages in connection with any Sweep to Loan
Arrangement.
Section 2.3.

Letters of Credit.

(a)
General Terms.

Subject to the terms and conditions hereof, as part of the Revolving

Facility, the L/C Issuer
shall issue standby and commercial letters of credit (each a “Letter of Credit” ) for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries
in an aggregate undrawn face amount up to the L/C Sublimit.

Each
Letter of Credit shall be issued by the L/C Issuer,

but each Lender shall be obligated to reimburse the L/C Issuer for such
Lender’s Revolver Percentage of the amount of each drawing

thereunder and, accordingly,

Letters of Credit shall constitute
usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C
Obligations then outstanding.

(b)
Applications.

At any time before the Revolving Credit Termination

Date, the L/C Issuer shall, at the request of
the Borrower, issue one or more Letters of Credit
in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates
no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date
of issuance and each renewal) or thirty (30) days prior to the Revolving Credit Termination

Date, in an aggregate face amount
as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the
account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an “Application”
).

The Borrower agrees that if on the Revolving Credit
Termination

Date any Letters of Credit remain outstanding the Borrower shall then deliver to the

Administrative Agent, without
notice or demand, Cash Collateral in an amount equal to 105% of the aggregate amount of each Letter of Credit then
outstanding (which shall be held by the Administrative Agent pursuant to the terms of Section 9.4).

Notwithstanding anything
contained in any Application to the contrary:

(i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 3.1, (ii) except as otherwise provided herein or in Sections 2.8, 2.13 or 2.14,

unless an Event of Default exists,
the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with
a drawing thereunder, and (iii) if the L/C Issuer is not

timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, except as otherwise provided for in Section 2.6(c),

the Borrower’s obligation to reimburse the
L/C Issuer for the amount of such drawing shall bear interest (which the

Borrower hereby promises to pay) from and after the
date such drawing is paid at a rate per annum equal to the sum of the Applicable

Margin plus the Base Rate from time to time in
effect (computed on the basis of a year of 365 or 366 days,

as the case may be, and the actual number of days elapsed).

If the
L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice
that the expiration date will not so extend beyond its then scheduled expiration date, unless the Administrative Agent or the
Required Lenders instruct the L/C Issuer otherwise, the L/C Issuer will give such notice of non-renewal before the time
necessary to prevent such automatic extension if before such required notice date:

(i) the expiration date of such Letter of
Credit if so extended would be after the Revolving Credit Termination

Date, (ii) the Revolving Credit Commitments have been
terminated, or (iii) an Event of Default exists and either the Administrative

Agent or the Required Lenders (with notice to the
Administrative Agent) have given the L/C Issuer instructions not to so permit the extension of the expiration date of such Letter
of Credit.

The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount,

or extending the
expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 and the other terms of this Section.

(c)
The Reimbursement Obligations.

Subject to Section 2.3(b), the obligation of the Borrower to reimburse the L/C
Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation” ) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made (i) by no later than 2:00

p.m. (Chicago time) on the date when
each drawing is to be paid if the Borrower has been informed of such drawing by the

L/C Issuer on or before 10:00 a.m.
(Chicago time) on the date when such drawing is to be paid and the Borrower has notified the Administrative Agent by 1:00
p.m. (Chicago time) on such date that the Borrower will reimburse the L/C Issuer on the date each such drawing is to be paid,
or (ii) if notice of such drawing is given to the Borrower after 10:00 a.m. (Chicago time) on the date when such drawing is to be
paid or if the Borrower fails to notify the Administrative Agent by 1:00 p.m. (Chicago time) on such date that the Borrower will
reimburse the L/C Issuer on the date each such drawing is to be paid, by no later than 12:00 Noon (Chicago time) on the
following Business Day,

in each case, in immediately available funds at the Administrative Agent’s principal office in Chicago,
Illinois, or such other office as the Administrative Agent

may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds).

If the Borrower does not make any such reimbursement
payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 2.3(e)
below, then all payments

thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement
Obligations shall be distributed in accordance with Section 2.3(e) below.

(d)
Obligations Absolute.

The Borrower’s obligation to reimburse L/C Obligations shall be absolute,

unconditional
and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application
under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit
or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving
to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii)
payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly
comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to
any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a
right of setoff against, the Borrower’s obligations

hereunder. None of the Administrative

Agent, the Lenders, or the L/C Issuer
shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or
any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding
sentence), or any error, omission, interruption,

loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any
error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer;
provided
that the foregoing shall not be construed to excuse the L/C Issuer from liability to the

Borrower to the extent of any direct
damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower and each other
Loan Party to the extent permitted by applicable law) suffered by the Borrower or any Loan Party that are caused by the L/C
Issuer’s failure to exercise care when determining

whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct
on the part of the L/C Issuer (as determined by a court of competent jurisdiction by final and nonappealable judgment), the L/C
Issuer shall be deemed to have exercised care in each such determination.

In furtherance of the foregoing and without limiting
the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial
compliance with the terms of a Letter of Credit, the L/C Issuer may,

in its reasonable discretion, either accept and make
payment upon such documents without responsibility for further investigation, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(e)
The Participating Interests.

Each Lender (other than the Lender acting as L/C Issuer in issuing the relevant
Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer,

and the L/C Issuer hereby agrees to
sell to each such Lender (a “Participating Lender” ), an undivided percentage participating interest (a “Participating Interest”) , to the extent of its Revolver Percentage, in each Letter of Credit issued by,

and each Reimbursement Obligation owed to, the
L/C Issuer.

Upon any failure by the Borrower to pay any Reimbursement

Obligation at the time required on the date the related
drawing is to be paid, as set forth in Section 2.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower
or to a trustee, receiver, liquidator,

custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the
L/C Issuer (with a copy to the Administrative Agent) to such effect,

if such certificate is received before 1:00 p.m. (Chicago
time), or not later than 1:00 p.m. (Chicago time) the following Business Day,

if such certificate is received after such time, pay
to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Revolver
Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the
date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per
annum equal to:

(i) from the date the related payment was made by the L/C Issuer to the date two

(2) Business Days after
payment by such Participating Lender is due hereunder,

at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation for each such day and (ii) from the
date two (2) Business Days after the date such payment is due from such Participating

Lender to the date such payment is made
by such Participating Lender, the Base Rate in effect

for each such day.

Each such Participating Lender shall thereafter be
entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and
of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage thereof as a Lender hereunder.

The several
obligations of the Participating Lenders to the L/C Issuer under this Section shall be absolute, irrevocable, and unconditional
under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which
any Participating Lender may have or have had against the Borrower,

the L/C Issuer, the Administrative Agent, any Lender or
any other Person whatsoever.

Without limiting the generality of the foregoing,

such obligations shall not be affected by any
Default or by any reduction or termination of any Commitment of any Lender,

and each payment by a Participating Lender
under this Section shall be made without any offset, abatement, withholding or reduction whatsoever.

(f)
Indemnification.

The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable
counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross
negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment) that
the L/C Issuer may suffer or incur in connection with any Letter of

Credit issued by it.

The obligations of the Participating
Lenders under this subsection (f) and all other parts of this Section shall survive termination of this Agreement and of all
Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

(g)
Manner of Requesting a Letter of Credit.

The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be
accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of
an extension or amendment or an increase in the amount of a Letter of Credit,

a written request therefor, in a form acceptable

to
the Administrative Agent and the L/C Issuer, in

each case, together with the fees called for by this Agreement.

The
Administrative Agent shall promptly notify the L/C Issuer of the Administrative

Agent’s receipt of each such notice (and
the
L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase
have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders) and the L/C Issuer
shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested.

(h)
Replacement of the L/C Issuer
.

The L/C Issuer may be replaced at any time by written agreement among the
Borrower, the Administrative Agent, the

replaced L/C Issuer, and the successor L/C Issuer.

The Administrative Agent shall
notify the Lenders of any such replacement of the L/C Issuer.

At the time any such replacement shall become effective, the
Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer.

From and after the effective date of any
such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement
with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to
refer to such successor or to any previous L/C Issuer,

or to such successor and all previous L/C Issuers, as the context shall require.

After the replacement of a L/C Issuer hereunder,

the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to
such replacement, but shall not be required to issue additional Letters of Credit.
Section 2.4.

Applicable Interest Rates.

(a)
Base Rate Loans.

Each Base Rate Loan made or maintained by a Lender shall bear interest (computed on the
basis of a year of 365 or 366 days, as the case may be (360 days, in the case of clause (c) of the definition of Base Rate relating
to the LIBOR Quoted Rate
Adjusted Term

SOFR
), and the actual days elapsed on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a Eurodollar SOFR

Loan, until maturity (whether by acceleration or
otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect,
payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(b)
Eurodollar SOFR Loans.

Each
Eurodollar SOFR

Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid
principal amount thereof from the date such Loan is advanced or continued,

or created by conversion from a Base Rate Loan,
until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the
Adjusted LIBOR Term SOFR

applicable for such Interest Period, payable by the Borrower on each Interest

Payment Date and at
maturity (whether by acceleration or otherwise).

(c)
Rate Determinations.

The Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder,

and its determination thereof shall be conclusive and binding except in the case of
manifest error.

In connection with the use or administration of Term

SOFR, the Administrative Agent will have the right to
make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan
Document, any amendments implementing such Conforming Changes will become effective without any further action or
consent of any other party to this Agreement or any other Loan Document.

The Administrative Agent will promptly notify the
Borrower and the Lenders of the effectiveness of any Conforming

Changes in connection with the use or administration of
Term SOFR.
Section 2.5.

Minimum Borrowing Amounts; Maximum
Eurodollar SOFR Loans
.

Each Borrowing of Base Rate
Loans advanced under a Facility shall be in an amount not less than $100,000.

Each Borrowing of
Eurodollar SOFR

Loans
advanced, continued or converted under a Facility shall be in an amount equal to $1,000,000 or such greater amount which is an
integral multiple of $500,000.

Without the Administrative Agent’s

consent, there shall not be more than ten (10) Borrowings of
Eurodollar SOFR

Loans outstanding hereunder at any one time.

Section 2.6.

Manner of Borrowing Loans and Designating

Applicable Interest Rates.

(a)
Notice to the Administrative Agent.

The Borrower shall give notice to the Administrative
Agent by no later than
12:00 noon (Chicago time):

(i) at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar SOFR

Loans and (ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans.

The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such
notice of a new Borrowing.

Thereafter, subject to the terms and conditions hereof,

the Borrower may from time to time elect to
change or continue the type of interest rate borne by each Borrowing or,

subject to the minimum amount requirement for each
outstanding Borrowing set forth in Section 2.5, a portion thereof, as follows:

(i) if such Borrowing is of
Eurodollar SOFR
Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as
Eurodollar SOFR

Loans or convert part or all of such Borrowing into Base Rate Loans or

(ii) if such Borrowing is of Base Rate
Loans, on any Business Day,

the Borrower may convert all or part of such Borrowing into
Eurodollar SOFR

Loans for an
Interest Period or Interest Periods specified by the Borrower.

The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative
Agent by telephone, telecopy,

or other telecommunication
device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be
promptly confirmed in writing in a manner acceptable to the Administrative Agent),

substantially in the form attached hereto as
Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion),

as applicable, or in such other form
acceptable to the Administrative
Agent.

Notice of the continuation of a Borrowing of
Eurodollar SOFR

Loans for an additional
Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar SOFR

Loans must be given
by no later than 12:00 noon (Chicago time) at least three (3) Business Days before the date of the requested continuation or
conversion.

All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the
requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested
Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or

converted Borrowing
and, if such Borrowing is to be comprised of Eurodollar SOFR

Loans, the Interest Period applicable thereto.

Upon notice to the
Borrower by the Administrative Agent or the Required Lenders (or,

in the case of an Event of Default under Section 9.1(j) or
9.1(k) with respect to the Borrower, without notice),

no Borrowing of
Eurodollar SOFR

Loans shall be advanced, continued, or
created by conversion if any Default then exists.

The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the

Administrative Agent in good faith believes is
an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation such telephonic notice shall govern if the Administrative Agent has acted in reliance
thereon.

(b)
Notice to the Lenders
.

The Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 2.6(a) above and
, if

the
amount of

such
notice requests the Lenders to make Eurodollar Loans, the Administrative

Agent shall give notice to the
Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has
made such determination Lender’s Loan to be made as part of the requested Borrowing .

(c)
Borrower’s

Failure to Notify.

If the Borrower fails to give notice pursuant to Section 2.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar SOFR

Loans before the last day
of its then current Interest Period within the period required by Section

2.6(a) and such Borrowing is not prepaid in accordance
with Section 2.8(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans.

In the event the
Borrower fails to give notice pursuant to Section 2.6(a) above of a Borrowing equal to the amount of a Reimbursement
Obligation and has not notified the Administrative Agent by 12:00 noon

(Chicago time) on the day such Reimbursement
Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this
Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Facility (or,
at the option of the Swingline Lender, under

the Swingline) on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

(d)
Disbursement of Loans
.

Not later than 2:00 p.m. (Chicago time) on the date of any requested advance of a new
Borrowing, subject to Section 7, each Lender shall make available its Loan comprising part of such Borrowing in funds
immediately available at the principal office of the Administrative

Agent in Chicago, Illinois (or at such other location as the
Administrative Agent shall designate).

The Administrative Agent shall make the proceeds of each new Borrowing available to
the Borrower at the Administrative Agent’s

principal office in Chicago, Illinois (or at such other location as the Administrative
Agent shall designate), by depositing or wire transferring such proceeds to the credit of the Borrower’s Designated
Disbursement Account or as the Borrower and the Administrative Agent

may otherwise agree.

(e)
Administrative Agent Reliance on Lender Funding.

Unless the Administrative Agent shall have been notified by
a Lender prior to (or, in the case of a Borrowing of

Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such
Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective
upon receipt) that such Lender does not intend to make such payment, the Administrative

Agent may assume that such Lender
has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be
required to) make available to the Borrower the proceeds of the Loan to be made by such

Lender and, if any Lender has not in
fact made such payment to the Administrative Agent, such Lender shall, on demand,

pay to the Administrative Agent the
amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date
such Lender pays such amount to the Administrative Agent at a rate per annum equal to:

(i) from the date the related advance
was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the
greater of the Federal Funds Rate and a rate determined by the Administrative

Agent in accordance with banking industry rules
on interbank compensation for each such day and (ii) from the date two (2) Business Days after the date such payment is due
from such Lender to the date such payment is made by such Lender,

the Base Rate in effect for each such day.

If such amount
is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay
to the Administrative Agent the proceeds of the Loan attributable to such

Lender with interest thereon at a rate per annum equal
to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a
Loan under Section 4.5 so that the Borrower will have no liability under such Section with respect to such payment.

Any
payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed
to make such payment to the Administrative Agent.

Section 2.7.

Maturity of Loans
.

(a)
Revolving Loans.

Each Revolving Loan, both for principal and interest not sooner paid, shall mature and be
due and payable by the Borrower on the Revolving Credit Termination

Date.

(b)
Swingline Loans
.

Each Swingline Loan, both for principal and interest not sooner paid, shall mature and be
due and payable by the Borrower on the Revolving Credit Termination

Date.

Section 2.8.

Prepayment.
(a)

Optional
.

The Borrower may prepay in whole or in part (but, if in part, then:

(i) if such Borrowing is of Base
Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of
Eurodollar SOFR

Loans, in an amount not less
than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to
Sections 2.2(b) and 2.5 remains outstanding) upon not less than three (3)

Business Days prior notice by the Borrower to the
Administrative Agent in the case of any prepayment of a Borrowing of Eurodollar SOFR

Loans and notice delivered by the
Borrower to the Administrative Agent no later than 12:00 noon (Chicago time Time ) on the date of prepayment in the case of a
Borrowing of Base Rate Loans (or, in any case,

such shorter period of time then agreed to by the Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Incremental Term

Loans,
any Eurodollar SOFR

Loans or Swingline Loans, accrued interest thereon to the date fixed for prepayment plus any amounts
due the Lenders under Section 4.5.

(b)
Mandatory
.

(i) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to
Section 2.11, prepay the Swingline Loans,

Revolving Loans, and, if necessary,

prefund the L/C Obligations by the amount, if
any, necessary to reduce

the sum of the aggregate principal amount of Swingline Loans, Revolving Loans,

and L/C Obligations
then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

(ii)

If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition
(other than a Disposition permitted pursuant to Section 8.10 hereof) or shall suffer an Event of Loss with respect to any
Property, then the

Borrower shall promptly notify the Administrative Agent of such proposed Disposition or

Event of Loss
(including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof)
and, promptly upon receipt by the Borrower or such Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss,
the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds;
provided

that (x) so long as no Default then exists, this subsection shall not require any such prepayment with respect to Net
Cash Proceeds received on account of an Event of Loss so long as such Net Cash Proceeds are applied to replace or restore the
relevant Property in accordance with the relevant Collateral Documents, (y) this subsection shall not require any such
prepayment with respect to Net Cash Proceeds received on account of Dispositions during any fiscal year of the Borrower not
exceeding $10,000,000 in the aggregate so long as no Default then exists, and

(z) in the case of any Disposition not covered by
clause (y) above, so long as no Default then exists, if the Borrower states in its notice of such event that the Borrower or the
relevant Subsidiary intends to reinvest, within 180 days of the applicable

Disposition, the Net Cash Proceeds thereof in assets
similar to the assets which were subject to such Disposition, then the Borrower shall not be required to make a mandatory
prepayment under this subsection in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually
reinvested in such similar assets with such 180-day period.

Promptly after the end of such 180-day period, the Borrower shall notify the Administrative Agent whether the Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such
similar assets, and, to the extent such Net Cash Proceeds have not been so reinvested,

the Borrower shall promptly prepay the
Obligations in the amount of such Net Cash Proceeds not so reinvested.

The amount of each such prepayment shall be applied,
subject to Section 2.8(b)(v) below,

first to the outstanding Incremental Term

Loans, if any, on a ratable basis based

on the
outstanding principal amounts thereof, and then to the Revolving Facility,

but without a reduction of the Revolving Credit
Commitments.

If the Administrative Agent or the Required Lenders so request, all proceeds of such Disposition or Event of
Loss shall be deposited with the Administrative Agent (or its agent) and held by it in the Collateral Account.

So long as no
Default exists, the Administrative Agent is authorized to disburse amounts representing such proceeds from the Collateral
Account to or at the Borrower’s direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

(iii)

If after the Closing Date the Borrower or any Subsidiary shall issue new equity securities (whether common or
preferred stock or otherwise), other than Excluded Equity Issuances, the Borrower shall promptly notify the Administrative
Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Borrower or such
Subsidiary in respect thereof.

Promptly upon receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such
issuance, the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of such Net Cash
Proceeds.

The amount of each such prepayment shall be applied, subject to Section 2.8(b)(v)

below, first to the outstanding
Incremental Term

Loans, if any, on a ratable basis based

on the outstanding principal amounts thereof, and then to the
Revolving Facility, but

without a reduction of the Revolving Credit Commitments.

The Borrower acknowledges that its
performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 8.11 (Maintenance of
Subsidiaries) or Section 9.1(i) (Change of Control) or any other terms of the Loan Documents.

(iv)

If after the Closing Date the Borrower or any Subsidiary shall issue any Indebtedness,

other than Indebtedness
permitted by Section 8.7, the Borrower shall promptly notify the Administrative

Agent of the estimated Net Cash Proceeds of
such issuance to be received by or for the account of the Borrower or such Subsidiary in respect thereof.

Promptly upon receipt
by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Obligations in an
aggregate amount equal to 100% of the amount of such Net Cash Proceeds.

The amount of each such prepayment shall be
applied, subject to Section 2.8(b)(v) below,

first to the outstanding Incremental Term

Loans, if any, on a ratable basis based

on
the outstanding principal amounts thereof, and then to the Revolving Facility,

but without a reduction of the Revolving Credit
Commitments.

The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the
Lenders for any breach of Section 8.7 or any other terms of the Loan Documents.

(v)

Unless the Borrower otherwise directs, prepayments of Loans under this Section 2.8(b) shall be applied first to
Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of
Eurodollar SOFR
Loans in the order in which their Interest Periods expire.

Each prepayment of Loans under this Section 2.8(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Incremental

Term Loans,
Eurodollar SOFR

Loans or
Swingline Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section
4.5.

Each prefunding of L/C Obligations shall be made in accordance with Section 9.4.

(c)

Any amount of Swingline Loans and Revolving Loans paid or prepaid before the Revolving Credit Termination
Date may, subject to

the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

No amount of the
Incremental Term

Loans, if any, paid or prepaid may

be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining payments on all Incremental

Term Loans in inverse order of maturity.

Section 2.9.

Default Rate.

Notwithstanding anything to the contrary contained herein, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent
permitted by law) on the principal amount of all Loans and Reimbursement

Obligations, letter of credit fees and other amounts
at a rate per annum equal to:

(a)

for any Base Rate Loan or any Swingline Loan bearing interest based on the Base Rate, the sum of
2.0% plus the Applicable Margin plus
the Base Rate from time to time in effect;

(b)

for any
Eurodollar SOFR

Loan or any Swingline Loan bearing interest at the Administrative Agent’s
Quoted Rate, the sum of 2.0% plus
the rate of interest in effect thereon at the time of such Event of Default until the
end of the Interest Period applicable thereto and, thereafter,

at a rate per annum equal to the sum of 2.0%
plus the
Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;

(c)

for any Reimbursement Obligation, the sum of 2.0%
plus the amounts due under Section 2.3 with
respect to such Reimbursement Obligation;

(d)

for any Letter of Credit, the sum of 2.0%
plus the L/C Participation Fee due under Section 3.1(b)
with respect to such Letter of Credit; and

(e)

for any other amount owing hereunder not covered by clauses (a) through (d)

above, the sum of 2%
plus

the Applicable Margin
plus

the Base Rate from time to time in effect;
provided, however,
that in the absence of acceleration pursuant to Section 9.2 or 9.3, any adjustments pursuant to this Section
shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders,
with written notice to the Borrower (which election may be retroactively effective to the date of such Event of Default).

While
any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or
with the consent of the Required Lenders.

Section 2.10.

Evidence of Indebtedness.

(a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such

Lender resulting from each Loan made by such
Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time
hereunder.

(b)

The Administrative Agent shall also maintain accounts in which it will record

(i) the amount of each Loan made
hereunder, the type thereof and the Interest Period

with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by
the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c)

The entries maintained in the accounts maintained pursuant to subsections

(a) and (b) above shall be
prima facie
evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the
Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation
of the Borrower to repay the Obligations in accordance with their terms.

(d)

Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1
(in the case of its Revolving Loans and referred to herein as a “Revolving Note” ), or D-2 (in the case of its Swingline Loans and referred to herein as a “Swing Note”
), as applicable (the Revolving Notes and Swing Note being hereinafter referred to
collectively as the “Notes”

and individually as a
“Note”
).

In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the amount of the relevant Commitment, or Swingline
Sublimit, as applicable.

Thereafter, the Loans evidenced by such Note or Notes

and interest thereon shall at all times (including
after any assignment pursuant to Section 13.2) be represented by one or more

Notes payable to the order of the payee named
therein or any assignee pursuant to Section 13.2, except to the extent that any such

Lender or assignee subsequently returns any
such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above.

Section 2.11.

Commitment Terminations.

(a)
Optional Revolving Credit Terminations.

The Borrower shall have the right at any time and from time to time, upon five (5) Business Days prior written notice to the Administrative Agent

(or such shorter period of time agreed to by the
Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part,
any partial termination to be (i) in an amount not less than $5,000,000 or any whole multiple thereof and (ii) allocated ratably
among the Lenders in proportion to their respective Revolver Percentages,

provided that the Revolving Credit Commitments
may not be reduced to an amount less than the sum of the aggregate principal amount of Swingline Loans, Revolving Loans,
and L/C Obligations then outstanding.

Any termination of the Revolving Credit Commitments below the L/C Sublimit or the
Swingline Sublimit then in effect shall reduce the L/C Sublimit and

Swingline Sublimit, as applicable, by a like amount.

The
Administrative Agent shall give prompt notice to each Lender of any such termination of the Revolving Credit Commitments.

(b)

Any termination of the Revolving Credit Commitments pursuant to this Section may not be reinstated.
Section 2.12.

Replacement of Lenders
.

If any Lender requests compensation under Section 4.4, or if the Borrower is required to pay any Indemnified Taxes

or additional amounts to any Lender or any Governmental Authority for the account of
any Lender pursuant to Section 4.1 and, in each case, such Lender has declined or is unable to designate a different lending
office in accordance with Section 4.7, or if any Lender is a Defaulting

Lender or a Non-Consenting Lender,

then the Borrower
may, at its sole expense

and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and
delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by,

Section
13.2), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.1 or Section 4.4) and obligations
under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which
assignee may be another Lender, if a Lender

accepts such assignment);
provided that:

(i)

the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in
Section 13.2;

(ii)

such Lender shall have received payment of an amount equal to the outstanding principal of its
Loans and funded participations in L/C Obligations, accrued interest thereon,

accrued fees and all other amounts
payable to it hereunder and under the other Loan Documents (including any amounts under Section
4.5 as if the Loans
owing to it were prepaid rather than assigned) from the assignee (to the extent of such outstanding principal and
accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)

in the case of any such assignment resulting from a claim for compensation under Section 4.4 or
payments required to be made pursuant to Section 4.1, such assignment will result in a reduction in such compensation
or payments thereafter;

(iv)

such assignment does not conflict with applicable law; and

(v)

in the case of any assignment resulting from a Lender becoming a Non-Consenting

Lender, the
applicable assignee shall have consented to the applicable amendment,

waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by
such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Section 2.13.

Defaulting Lenders.

(a)
Defaulting Lender Adjustments.

Notwithstanding anything to the contrary contained in this Agreement, if any
Lender becomes a Defaulting Lender,

then, until such time as such Lender is no longer a Defaulting Lender,

to the extent
permitted by applicable law:

(i)
Waivers and

Amendments
.

Such Defaulting Lender’s right to approve or disapprove any
amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of
Required Lenders.

(ii)
Defaulting Lender Waterfall . Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender

(whether voluntary or mandatory,

at maturity,
pursuant to Section 9 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to
Section 13.7 hereto shall be applied at such time or times as may be determined by the Administrative Agent as
follows: first
, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder;
second
, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or the
Swingline Lender hereunder; third
, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such
Defaulting Lender in accordance with Section 2.14; fourth , as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required
by this Agreement, as determined by the Administrative Agent; fifth , if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and

released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C
Issuer’s future Fronting Exposure with respect to such Defaulting

Lender with respect to future Letters of Credit issued
under this Agreement, in accordance with Section 2.14; sixth , to the payment of any amounts owing to the Lenders, the
L/C Issuer or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any
Lender, the L/C Issuer or the Swingline Lender

against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh , so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower
against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement;
and eighth
, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction;
provided

that if (x)
such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such
Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of
Credit were issued at a time when the conditions set forth in Section 7.1 were satisfied or waived, such payment shall
be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting

Lenders on a pro rata basis
prior to being applied to the payment of any Loans of, or L/C Obligations owed to,

such Defaulting Lender until such
time as all Loans and funded and unfunded participations in L/C Obligations and

Swingline Loans are held by the
Lenders pro rata in accordance with their Percentages of the relevant Commitments without giving effect to Section
2.13(a)(iv) below.

Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section
2.13(a)(ii) shall be deemed paid to and redirected by such Defaulting

Lender, and each Lender irrevocably consents
hereto.

(iii)
Certain Fees
.

(A)

No Defaulting Lender shall be entitled to receive any commitment fee for any period during
which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that
otherwise would have been required to have been paid to that Defaulting

Lender).

(B)

Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period
during which that Lender is a Defaulting Lender only to the extent allocable to its Percentage of the stated
amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14.

(C)

With respect to any L/C Participation Fee not

required to be paid to any Defaulting Lender
pursuant to clause (B) above, the Borrower shall (x) pay to each Non-Defaulting

Lender that portion of any
such fee otherwise payable to such Defaulting Lender with respect to such

Defaulting Lender’s participation
in L/C Obligations or Swingline Loans that has been reallocated to such

Non-Defaulting Lender pursuant to
clause (iv) below, (y) pay

to each L/C Issuer and Swingline Lender, as applicable,

the amount of any such fee
otherwise payable to such Defaulting Lender to the extent allocable to such

L/C Issuer’s or Swingline
Lender’s Fronting Exposure to such Defaulting Lender,

and (z) not be required to pay the remaining amount
of any such fee.

(iv)
Reallocation of Participations to Reduce Fronting

Exposure
.

All or any part of such Defaulting
Lender’s participation in L/C Obligations and Swingline

Loans shall be reallocated among the Non-Defaulting
Lenders in accordance with their respective Percentages of the relevant

Commitments (calculated without regard to
such Defaulting Lender’s Commitments) but only to

the extent that (x) the conditions set forth in Section 7.1 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative
Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied
at such time), and (y) such reallocation does not cause the aggregate Revolving

Loans and interests in L/C Obligations
and Swingline Loans of any Non-Defaulting Lender to exceed such Non-Defaulting

Lender’s Revolving Credit
Commitment.

Subject to Section 13.21, no reallocation hereunder shall constitute a waiver or release of any claim of
any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender,
including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting

Lender’s increased exposure
following such reallocation.

(v)
Cash Collateral; Repayment of Swingline Loans
.

If the reallocation described in clause (iv) above
cannot, or can only partially,

be effected, the Borrower shall, without prejudice to any right or remedy available to
them hereunder or under law,

(x) first, prepay Swingline Loans in an amount equal to the Swing Lender’s

Fronting
Exposure and (y) second, Cash Collateralize the L/C Issuer’s Fronting

Exposure in accordance with the procedures set
forth in Section 2.14.

(b)
Defaulting Lender Cure
.

If the Borrower, the Administrative Agent, the

Swingline Lender and each L/C Issuer
agree in writing that a Lender is no longer a Defaulting Lender,

the Administrative Agent will so notify the parties hereto,
whereupon as of the effective date specified in such notice

and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of
outstanding Loans of the other Lenders or take such other actions as the Administrative

Agent may determine to be necessary to
cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the
Lenders in accordance with their respective Percentages of the relevant

Commitments (without giving effect to Section
2.13(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made
retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting
Lender; and provided , further
, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder
from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that
Lender’s having been a Defaulting Lender.

(c)
New Swingline Loans/Letters of Credit
.

So long as any Lender is a Defaulting Lender, (i) the

Swingline Lender
shall not be required to fund any Swingline Loans unless it is satisfied that it will have no

Fronting Exposure after giving effect
to such Swingline Loan and (ii) no L/C Issuer shall be required to issue, extend, renew or increase any Letter of Credit unless it
is satisfied that it will have no Fronting Exposure after giving effect thereto.
Section 2.14.

Cash Collateral for Fronting Exposure.

At any time that there shall exist a Defaulting Lender,

within
one (1) Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the
Administrative Agent) the Borrower shall Cash Collateralize the L/C Issuers’

Fronting Exposure with respect to such
Defaulting Lender (determined after giving effect to Section 2.13(a)(iv)

and any Cash Collateral provided by such Defaulting
Lender) in an amount not less than the Minimum Collateral Amount.

(a)
Grant of Security Interest
.

The Borrower, and to the extent provided by any

Defaulting Lender, such Defaulting
Lender, hereby grants to the Administrative Agent,

for the benefit of the L/C Issuers, and agree to maintain, a first priority security interest in all such Cash Collateral as security for such Defaulting

Lender’s obligation to fund participations in respect
of L/C Obligations, to be applied pursuant to clause (b) below.

If at any time the Administrative Agent determines that Cash
Collateral is subject to any right or claim of any Person other than the Administrative

Agent and the L/C Issuers as herein
provided, or that the total amount of such Cash Collateral is less than the Minimum

Collateral Amount, the Borrower shall,
promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in
an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting
Lender).

(b)
Application
.

Notwithstanding anything to the contrary contained in this Agreement,

Cash Collateral provided
under this Section 2.14 or Section 2.13 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting
Lender’s obligation to fund participations in respect of L/C Obligations

(including, as to Cash Collateral provided by a
Defaulting Lender, any interest accrued

on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(c)
Termination

of Requirement
.

Cash Collateral (or the appropriate portion thereof) provided to reduce any L/C
Issuer’s Fronting Exposure shall no longer be required

to be held as Cash Collateral pursuant to this Section 2.14(c) following
(A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the
applicable Lender), or (B) the determination by the Administrative

Agent and each L/C Issuer that there exists excess Cash
Collateral; provided

that, subject to Section 2.14, the Person providing Cash Collateral and each L/C Issuer may agree that Cash
Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and
provided further that to the
extent that such Cash Collateral was provided by the Borrower or any other Loan Party, such Cash Collateral shall remain
subject to the security interest granted pursuant to the Loan Documents.
Section 2.15.

Increase in Revolving Credit

Commitments; Making of Incremental Term

Loans.

The Borrower may,
on any Business Day prior to the Revolving Credit Termination

Date, with the written consent of the Administrative Agent, the
L/C Issuer, and the Swingline Lender,

increase the aggregate amount of the Revolving Credit Commitments and/or borrow one or more term loans (collectively,

the “
Incremental Term

Loans
”), in each case, by delivering an Increase Request substantially in the form attached hereto as Exhibit I (or in such other form acceptable to the Administrative

Agent) to the Administrative
Agent at least five (5) Business Days prior to the desired effective date of such increase (the
“Increase” ) identifying an
additional Lender, which qualifies as an Eligible

Assignee (or additional Revolving Credit Commitments or a commitment to make Incremental Term

Loans for an existing Lender) and the amount of its Revolving Credit Commitment or Incremental
Term Loan (or,

for an existing Lender, the amount of additional Revolving

Credit Commitments or the amount of a
commitment to make Incremental Term

Loans);
provided, however , that:

(a)

the aggregate amount of all such Increases shall not exceed $200,000,000 and any such Increase
shall be in an amount not less than $10,000,000 (or such lesser amount then agreed to by the Administrative Agent);

(b)

no Default shall have occurred and be continuing at the time of the request or the effective date of
the Increase and after giving pro forma effect to the use of proceeds thereof;

and

(c)

each of the representations and warranties set forth in Section 6 and in the other Loan

Documents
shall be and remain true and correct in all material respects on the effective date of such Increase (where not already
qualified by materiality,

otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise
in all respects) as of such earlier date.
The effective date (the “Increase Date” ) of the Increase shall be agreed upon by the Borrowers, the Administrative Agent and the Lender(s) providing such Increase.

Upon the Increase Date, Schedule 2.1/2.2 shall be deemed amended to reflect the
Increase.

With respect to an Increase in the Revolving Credit Commitments as described above, on the Increase Date, the new
Revolving Lender(s) (or, if applicable, existing

Lender(s)) shall advance Revolving Loans, as applicable, in an amount sufficient such that after giving effect to

such advance(s) or loan(s) and the prepayment of Revolving Loans by any Lender(s)
whose commitment is not increased, each Lender shall have outstanding its Revolver Percentage of Revolving Loans.

It shall
be a condition to such effectiveness that (A) if any Eurodollar SOFR

Loans are outstanding on the date of such effectiveness,
such Eurodollar SOFR

Loans shall be deemed to be prepaid on such date and the Borrower shall pay any amounts owing to the
Lenders pursuant to Section 4.5 and (B) the Borrower shall not have terminated any portion of the Revolving Credit
Commitments pursuant to Section 2.11.

The Borrower agrees to pay the expenses of the Administrative Agent (including reasonable attorney’s fees)

relating to any Increase.

Notwithstanding anything herein to the contrary,

no Lender shall have any
obligation to increase its Revolving Credit Commitment or to make any

Incremental Term Loan and

no Lender’s Revolving
Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and
without cause, decline to provide any Increase.
Each Revolving Credit Increase shall be on the same terms (including pricing and maturity, but excluding customary
arrangement, commitment, structuring and underwriting fees, and amendment fees not generally shared with other Lenders with
respect to such Revolving Credit Increase) as the Revolving Credit Commitments outstanding prior to the Increase Date.

Each
Incremental Term

Loan shall be on terms and conditions specified in an Incremental Amendment.

Commitments in respect of Incremental Term

Loans and increases in the Revolving Credit Commitment shall become commitments (or in the case of an increase in the Revolving Credit Commitment to be provided by an existing Lender, an
increase in such Lender’s applicable Revolving Credit

Commitment) under this Agreement pursuant to an amendment (an
“Incremental Amendment”
) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each
existing Lender agreeing to provide such Increase, if any,

each additional Lender, if any,

and the Administrative Agent.

The
Incremental Amendment may,

without the consent of any other Lenders, effect such amendments to this Agreement and the
other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the
Borrowers, to effect the provisions of this Section 2.15.

Section 2.16.

Extension Option.

(a) The Borrower may, by written

notice to the Administrative Agent from time to
time, request an extension (each, an “ Extension
”) of the Revolving Credit Termination

Date and/or, if applicable, any maturity
date applicable to any Incremental Term

Loan to the extended maturity date specified in such request.

Such notice shall set
forth (i) the amount of the Revolving Credit Commitments and/or Incremental

Term Loans to be

extended (which shall be in
minimum increments of $5,000,000 and a minimum of $10,000,000) and (ii)

the date on which such Extension is requested to
become effective (which date shall not be less than ten (10) Business Days nor more than sixty (60) days after after the date of
such requested Extension (or such longer or shorter periods as the Administrative

Agent shall agree).

Each Lender shall be
offered (an “ Extension Offer
”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and
conditions as each other Lender pursuant to procedures established by,

or reasonably acceptable to, the Administrative Agent.

Any Lender approached to participate in such Extension may elect or decline,

in its sole discretion, to participate in such
Extension (it being understood that if a Lender shall fail to respond to any request for participation in an Extension within five
(5) Business Days of receipt of the Extension Offer,

such Lender shall be deemed to have declined to participate in such
Extension).

If the aggregate principal amount of Revolving Credit Commitments or Incremental

Term Loans, (calculated

on
the face amount thereof), as applicable, in respect of which Lenders shall have accepted the relevant Extension Offer shall
exceed

the maximum aggregate principal amount of the Revolving Credit Commitment or Incremental

Term Loan, as
applicable, requested to be extended by the Borrower pursuant to the Extension

Offer, then the Revolving Credit

Commitments
or Incremental Term

Loans, as applicable of the Lenders shall be extended ratably up to such maximum amount based on the
respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted
such Extension Offer.

(b)

It shall be a condition precedent to the effectiveness of any Extension that:

(i) no Default shall have occurred
and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and
warranties of the Borrower and each other Loan Party contained in

Section 6 or any other Loan Document, or which are
contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all
material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to
Material Adverse Effect) on and as of the date of such Extension,

except to the extent that such representations and warranties specifically refer to an earlier date, in which case,

they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such
earlier date, (iii) the L/C Issuer and the Swingline Lender shall have consented to any Extension of the Revolving Credit
Commitments if such Extension provides for the issuance of Letters of Credit or the making of Swingline Loans at any time
during the extended period, and (iv) the terms of such Extension shall comply with Section 2.16(c).

(c)

The terms of each Extension shall be determined by the Borrower and the applicable extending Lenders and be
set forth in an Additional Credit Extension Amendment, provided, that (i)

the final maturity date of any Extended Revolving
Credit Commitment or Extended Incremental Term

Loan shall be no earlier than the Revolving Credit Termination

Date or the
maturity date applicable to the existing Incremental Term

Loans, (ii)(A) there shall be no scheduled amortization of the
Extended Revolving Credit Commitments and (B) the scheduled amortization of the Extended Incremental Term

Loans shall be
as agreed among the Borrower and the Lenders providing such Extended

Incremental Term Loans, (iii)(A)

the Extended
Revolving Loans and the Extended Incremental Term

Loans will rank pari passu in right of payment with the Revolving Loans and the Incremental Term

Loans being extended, and (B) the borrower and the guarantors of the Extended Revolving

Credit
Commitments or the Extended Incremental Term

Loans, as applicable, shall be the Borrower and the Guarantors, (iv) the interest rate margins and fees applicable to any Extended Revolving

Credit Commitments (and the Extended Revolving Loans
thereunder) and Extended Incremental Loans shall be determined by the

Borrower and the applicable extending Lenders, and
(v) to the extent the terms of the Extended Revolving Credit Commitments or Extended

Incremental Term Loans are
inconsistent with the terms set forth herein (except as set forth in clauses (i)

through (iv) above), such terms shall be reasonably
satisfactory to the Administrative Agent.

(d)

In connection with any Extension, the Borrower,

the Administrative Agent and each applicable extending
Lender shall execute and deliver to the Administrative Agent an Additional

Credit Extension Amendment and such other
documentation as the Administrative Agent shall reasonably specify to evidence the Extension.

The Administrative Agent shall
promptly notify each Lender as to the effectiveness of

each Extension.

Notwithstanding anything herein to the contrary,

any
Additional Credit Extension Amendment may,

without the consent of any other Lender, effect such

amendment to this
Agreement and the other Loan Documents as may be necessary or appropriate

(but only to such extent), in the reasonable
opinion of the Administrative Agent and the Borrower,

to implement the terms of any such Extension Offer,

including any
amendments necessary to establish Extended Revolving Credit Commitments or Extended Incremental Term

Loans as a new
tranche of Revolving Credit Commitments or Incremental Term

Loan, as applicable, and such other technical amendments as
may be necessary or appropriate in the reasonable opinion of the Administrative

Agent and the Borrower in connection with the
establishment of such new tranche (including to preserve the pro rata treatment of the extended and non-extended tranches and
to provide for the reallocation of any L/C Obligations or obligations under

Swingline Loans upon the expiration or termination
of the commitments under any tranche), in each case on terms consistent with this Section 2.16.

(e)

This Section 2.16 shall supersede any provisions of Section 13.3 to the contrary.
S
ECTION
3.

F
EES
.
Section 3.1.

Fees.

(a)
Revolving Credit Commitment Fee
.

The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable
Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) times the daily amount by which
the aggregate Revolving Credit Commitments exceeds the principal amount of Revolving Loans and L/C Obligations then
outstanding.

For the avoidance of doubt, the principal amount of Swingline Loans shall not be counted towards or considered
usage of the Revolving Credit Commitments for purposes of this Section.

Such commitment fee shall be payable quarterly in
arrears on the last day of each March, June, September,

and December in each year (commencing on the first such date occurring after the Closing Date) and on the Revolving Credit Termination

Date, unless the Revolving Credit Commitments are
terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in
whole shall be paid on the date of such termination.

(b)
Letter of Credit Fees.

On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3, the Borrower shall pay to the L/C Issuer for its own account a fronting fee equal to 0.125% of the face
amount of (or of the increase in the face amount of) such Letter of Credit.

Quarterly in arrears, on the last day of each March,
June, September, and December,

commencing on the first such date occurring after the Closing Date, the Borrower shall pay to
the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit
fee (the “L/C Participation Fee”
) at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360
days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter.

In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer’s standard issuance, drawing, negotiation,

amendment, assignment, and other administrative fees for each Letter of Credit as established by the L/C Issuer from time to time.

(c)
Administrative Agent Fees
.

The Borrower shall pay to the Administrative Agent, for its own use and benefit, the fees agreed to between the Administrative Agent and the Borrower in a letter dated as of the date hereof, or as otherwise
agreed to in writing between them.
S
ECTION
4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

Section 4.1.

Taxes.

(a)
Certain Defined Terms.

For purposes of this Section, the term “Lender” includes any L/C Issuer and the term
“applicable law” includes FATCA.

(b)
Payments Free of Taxes.

Any and all payments by or on account of any obligation of any Loan Party under any
Loan Document shall be made without deduction or withholding for any Taxes,

except as required by applicable law.

If any
applicable law (as determined in the good faith discretion of an applicable

Withholding Agent) requires the deduction or
withholding of any Tax

from any such payment by a Withholding

Agent, then the applicable Withholding

Agent shall be
entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant
Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the

sum payable by the
applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including
such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives
an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)
Payment of Other Taxes

by the Loan Parties.

The Loan Parties shall timely pay to the relevant Governmental
Authority in accordance with applicable law,

or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)
Indemnification by the Loan Parties.

The Loan Parties shall jointly and severally indemnify each Recipient, within thirty (30) days after demand therefor,

for the full amount of any Indemnified Taxes

(including Indemnified Taxes
imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to
be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect
thereto, whether or not such Indemnified Taxes

were correctly or legally imposed or asserted by the relevant Governmental
Authority.

A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the
Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent
manifest error.

(e)
Indemnification by the Lenders.

Each Lender shall severally indemnify the Administrative Agent, within ten
(10) days after demand therefor, for

(i) any Indemnified Taxes or

Other Taxes attributable to such

Lender (but only to the
extent that any Loan Party has not already indemnified the Administrative

Agent for such Indemnified Taxes

or Other Taxes
and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply
with the provisions of Section 13.2(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes
attributable to such Lender, in each case, that

are payable or paid by the Administrative Agent in connection with any Loan
Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes

were correctly or
legally imposed or asserted by the relevant Governmental Authority.

A certificate as to the amount of such payment or liability
delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

Each Lender hereby authorizes
the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document
or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the
Administrative Agent under this subsection (e).

(f)
Evidence of Payments.
As soon as practicable after any payment of Taxes

by any Loan Party to a Governmental
Authority pursuant to this Section, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment,

a copy of the return reporting such payment or
other evidence of such payment reasonably satisfactory to the Administrative

Agent.

(g)
Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with
respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or
times reasonably requested by the Borrower or the Administrative Agent,

such properly completed and executed documentation
reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without
withholding or at a reduced rate of withholding.

In addition, any Lender, if reasonably requested

by the Borrower or the
Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the
Borrower or the Administrative Agent as will enable the Borrower or the Administrative

Agent to determine whether or not
such Lender is subject to backup withholding or information reporting requirements.

Notwithstanding anything to the contrary
in the preceding two sentences, the completion, execution and submission of such documentation (other than such
documentation set forth in Section 4.1(g)(ii)(A), (ii)(B) and (ii)(D) below)

shall not be required if in the Lender’s reasonable
judgment such completion, execution or submission would

subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)

Without limiting the generality of the foregoing,

(A)

any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative

Agent on or
prior to the date on which such Lender becomes a Lender under this Agreement

(and from time to time thereafter upon
the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying
that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the
Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which
such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable
request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the
United States is a party (x) with respect to payments of interest under any Loan Document, executed originals
of IRS Form W-8BEN establishing

an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments
under any Loan Document, IRS Form W-8BEN

establishing an exemption from, or reduction of, U.S. federal withholding Tax

pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)

executed originals of IRS Form W-8ECI;

(iii)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest
under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit

H-1 to the effect that
such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A)

of the Code, a “10 percent
shareholder” of the Borrower within the meaning of Section 881(c)(3)(B)

of the Code, or a “controlled
foreign corporation” described in Section 881(c)(3)(C) of the Code (a
“U.S. Tax

Compliance Certificate”
)
and (y) executed originals of IRS Form W-8BEN;

or

(iv)

to the extent a Foreign Lender is not the beneficial owner,

executed originals of IRS Form
W-8IMY,

accompanied by IRS Form W-8ECI,

IRS Form W-8BEN, a U.S. Tax

Compliance Certificate
substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9,

and/or other certification documents
from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such
Foreign Lender may provide a U.S. Tax

Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the
Administrative Agent (in such number of copies as shall be requested by the recipient)

on or prior to the date on which
such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable
request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable
law as a basis for claiming exemption from or a reduction in U.S. federal withholding

Tax, duly completed, together
with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the
Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender under any Loan Document would be subject to U.S.

federal
withholding Tax

imposed by FATCA

if such Lender were to fail to comply with the applicable reporting requirements of FATCA

(including those contained in Section 1471(b) or 1472(b) of

the Code, as applicable), such Lender shall
deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times
reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law
(including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably
requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative
Agent to comply with their obligations under FATCA

and to determine that such Lender has complied with such
Lender’s obligations under FATCA

or to determine the amount to deduct and withhold from such payment.

Solely for
purposes of this clause (D), “FATCA”
shall include any amendments made to FATCA

after the date of this
Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate
in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in
writing of its legal inability to do so.

(h)
Treatment

of Certain Refunds.

If any party receives a refund of any Taxes

as to which it has been indemnified
pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the
indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with
respect to the Taxes

giving rise to such refund), net of all out-of-pocket expenses (including Taxes)

of such indemnified party
and without interest (other than any interest paid by the relevant Governmental

Authority with respect to such refund).

Such
indemnifying party, upon

the request of such indemnified party,

shall repay to such indemnified party the amount paid over
pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in
the event that such indemnified party is required to repay such refund to such Governmental

Authority.

Notwithstanding
anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an
indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable
net after-Tax

position than the indemnified party would have been in if the Tax subject to indemnification had not been
deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund
had never been paid.

This subsection shall not be construed to require any indemnified party to make available its Tax returns
(or any other information relating to its Taxes

that it deems confidential) to the indemnifying party or any other Person.

(i)
Survival.

Each party’s obligations under this Section shall survive the resignation or replacement of the
Administrative Agent or any assignment of rights by,

or the replacement of, a Lender, the termination

of the Commitments and
the repayment, satisfaction or discharge of all obligations

under any Loan Document.
Section 4.2.

Change of Law
.

Notwithstanding any other provisions of this Agreement or any other Loan
Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any
Eurodollar SOFR

Loans or to perform its obligations as contemplated hereby,

such Lender shall promptly give notice thereof to
the Borrower and such Lender’s obligations to make or maintain Eurodollar SOFR

Loans under this Agreement shall be
suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar SOFR

Loans.

The Borrower shall
prepay on demand the outstanding principal amount of any such affected Eurodollar SOFR

Loans, together with all interest
accrued thereon and all other amounts then due and payable to such Lender under this Agreement;
provided, however,

subject
to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected
Eurodollar SOFR

Loans from such Lender by means of Base Rate Loans from

such Lender, which Base Rate Loans shall not be
made ratably by the Lenders but only from such affected Lender and which shall be determined without reference to clause (c)
of the definition of “Base Rate”. Upon any such repayment, the Borrower shall also pay any additional amounts required
pursuant to Section 4.5 .
Section 4.3. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR
.

(a)
Reserved . Determine Rates
.

Subject to Section 4.8, if on or prior to the first day of any Interest Period for any SOFR Loan:

(b)
Replacing USD LIBOR.

On March 5, 2021 the Financial Conduct Authority ( “FCA” ), the regulatory supervisor of USD LIBOR’s administrator

(
“IBA” ), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12- month USD LIBOR tenor settings.

On the
earlier of (i) the date that all Available

Tenors of USD LIBOR have

either permanently or indefinitely ceased to be provided by
IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer
representative and (ii) the Benchmark Replacement Date relating to an Early Opt-in Election, if the then-current Benchmark is
USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan
Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or
further action or consent of any other party to this Agreement or any other

Loan Document
.

If the Benchmark Replacement is
Daily Simple SOFR, all interest payments will be payable on a quarterly basis.
(c)

Effect of Benchmark Transition

Event.

(i) Notwithstanding anything to the contrary herein or in any other
Loan Document, if a Benchmark Transition

Event or an Early Opt-in Election, as applicable, and its related Benchmark
Replacement Date have occurred prior to the Reference Time

in respect of any setting of the then-current Benchmark, then (x)
if a Benchmark Replacement is determined in accordance with clause (1)

or (2
) of the definition of “Benchmark Replacement”
for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder
and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any
amendment to,
or

further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a
Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such
Benchmark Replacement Date, such Benchmark Replacement will replace such

Benchmark for all purposes hereunder and
under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m.

(
Chicago time) on the 5th

Business Day
after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or
consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not
received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required
Lenders .

(ii)

Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the
proviso below in this paragraph, if a Term

SOFR Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark
Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in
respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to,
or further action or
consent of any other party to, this Agreement or any other Loan Document ; provided that, this clause (ii) shall not be
effective unless the Administrative Agent has delivered to

the Lenders and the Borrower a Term

SOFR Notice.

(iii)

In connection with the implementation of a Benchmark Replacement, the

Administrative Agent will
have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding
anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark
Replacement Conforming Changes will become effective without any further action or consent of any other party to
this Agreement or any other Loan Document.

(iv)

The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence
of a Benchmark Transition Event, Term

SOFR Event or Early Opt-in Election, as applicable, and its related
Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement,

(C) the effectiveness of any
Benchmark Replacement Conforming Changes, (D)

the removal or reinstatement of any tenor of a Benchmark
pursuant to
clause (v) below and (E) the commencement or conclusion of any Benchmark Unavailability

Period.

Any
determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or
group of Lenders) pursuant to this Section 4.3(c)
, including any determination with respect to a tenor, rate

or
adjustment or of the occurrence or non - occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be made in good faith in its or their reasonable discretion
giving due
consideration to any selection or recommendation by the Relevant

Governmental Body and to any prevailing market
practices for U.S. Dollar-denominated syndicated

credit facilities and

shall be conclusive and binding absent manifest
error without consent from any other party to this Agreement or any other Loan

Document, except, in each case, as
expressly required pursuant to this Section

4.3(c).

The parties hereto acknowledge that, on March 5, 2021, the ICE
Benchmark Administration (the “IBA” ), the administrator of the London interbank offered rate ( “LIBOR Rate” ), stated that as a result of its not having access to input data necessary to calculate LIBOR Rate settings on

a
representative basis beyond the intended cessation dates set forth in such statement,

it would have to cease publication
of all 35 LIBOR Rate settings immediately after such dates.

The IBA did not identify any successor administrator in
its announcement.

The IBA also noted that the U.K. Financial Conduct Authority (the
“FCA” ), the regulatory
supervisor for the IBA, could, at a later date, use proposed new powers to require the IBA to publish LIBOR Rate
settings on a synthetic basis.

The FCA also issued a separate announcement confirming that the IBA had notified the
FCA of its intent to cease providing all LIBOR Rate settings. While the FCA stated that, subject to the establishment
of the new proposed powers, it would consult on the issue of requiring the

IBA to produce certain LIBOR Rate tenors
on a synthetic basis, it confirmed that all 35 LIBOR Rate settings will either cease to be provided by any administrator
or will no longer be representative as of the dates set forth in such statement.

(v)
Notwithstanding anything to the contrary herein or in any other Loan Document,

at any time
(including in connection with the implementation of a Benchmark

Replacement), (
A) if the then-current Benchmark is
a term rate (including Term

SOFR or LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by
the Administrative Agent
in good faith and in its reasonable discretion giving due consideration to any prevailing market practice for U.S.
Dollar-denominated syndicated credit facilities or

(2) the regulatory supervisor for the administrator of such
Benchmark has provided a public statement or publication of information announcing that any tenor for such
Benchmark is or will be no longer representative, then the Administrative

Agent may modify the definition of “Interest
Period”

for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and
(B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement)

or (
2) is not, or is no longer, subject to an
announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement),
then the Administrative Agent may modify the definition of “Interest Period”

for all Benchmark settings at or after
such time to reinstate such previously removed tenor.

(vi)

Upon the Borrower’s

(a)
the Administrative Agent determines in good faith (which determination shall be conclusive and
binding absent manifest error
) that “Term SOFR” cannot

be determined pursuant to the definition thereof,

then the Administrative Agent will promptly so notify the Borrower and each Lender.

Upon notice thereof

by the
Administrative Agent
to the Borrower, any obligation of the Lenders to make

or continue SOFR Loans shall be suspended (to
the extent of the affected SOFR Loans and, in the case of a SOFR Loan, the affected Interest Periods) until

the Administrative
Agent

revokes such notice. Upon

receipt of
such notice

of the commencement of a Benchmark Unavailability Period
,

(i)

the
Borrower may revoke any pending request for a Borrowing borrowing of, conversion to or continuation of
Eurodollar SOFR
Loans ( to
be made, converted or continued during any Benchmark Unavailability Period

and
the extent of the affected SOFR
Loans and, in the case of a SOFR Loan, the affected Interest Periods)

or
, failing that, the Borrowers Borrower

will be deemed to
have converted any such request into a request for a Borrowing of or conversion to

Base Rate Loans
. During any Benchmark
Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor,

the component of
Base Rate based upon the then-
current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any
determination of Base Rate.

in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to
have been converted into Base Rate Loans immediately or,

in the case of a SOFR Loans, at the end of the applicable Interest
Period. Upon any such conversion, the Borrower shall also pay any additional amounts required pursuant to Section 4.5.
(vii) Certain Defined Terms
.

As used in this Section 4.3(c):

“Available Tenor”

means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest
calculated with reference to such Benchmark, as applicable, that is or may be used for determining
the length of an Interest Period pursuant to this Agreement

as of such date and not including, for the
avoidance of doubt, any tenor for such Benchmark that is then -removed from the definition of
“Interest Period” pursuant to clause (v) of this Section 4.3(c).

“Benchmark”

means, initially, the LIBOR Index

Rate;
provided

that if a Benchmark
Transition Event, a Term

SOFR Event or an Early Opt-in Election, as applicable, and its related
Benchmark Replacement Date have occurred with respect to the LIBOR Index

Rate or the
then-current Benchmark, then “Benchmark” means the applicable Benchmark

Replacement to the
extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause
(i) or (ii) of this Section 4.3(c).

“Benchmark Replacement”
means, for any Available

Tenor,

the first alternative set forth in
the order below that can be determined by the Administrative Agent for the applicable

Benchmark
Replacement Date:

(1)

the sum of: (a) Term SOFR and

(b) the related Benchmark Replacement
Adjustment;

(2)

the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement
Adjustment;

(3)

the sum of:

(a
) the alternate benchmark rate that has been selected by the
Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor

giving due consideration to (i
) any selection or recommendation of
a replacement benchmark rate or the mechanism for determining such a rate by the Relevant
Governmental Body or ( ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement

Adjustment;
provided

that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a
screen or other information service that publishes such rate from time to time as selected

by the
Administrative Agent in good faith and in its reasonable discretion giving due consideration to any prevailing market practice for U.S. Dollar-denominated

syndicated credit facilities;
provided further
that, notwithstanding anything to the contrary in this Agreement or in any other

Loan Document,
upon the occurrence of a Term

SOFR Event, and the delivery of a Term

SOFR Notice, on the
applicable Benchmark Replacement Date the “Benchmark Replacement”

shall revert to and shall be
deemed to be the sum of (a) Term

SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).

If the Benchmark Replacement as determined pursuant to clause (1),

(2) or (3
) above would be less
than the Floor, the Benchmark Replacement will be

deemed to be the Floor for the purposes of this
Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period
and Available

Tenor for any setting of such Unadjusted

Benchmark Replacement:

(1)

for purposes of clauses (1) and (2) of the definition of “Benchmark

Replacement,”
the first alternative set forth in the order below that can be determined by the Administrative Agent
:

(a)

the spread adjustment, or method for calculating or determining such spread
adjustment, (which may be a positive or negative value or zero) as of the Reference

Time such
Benchmark Replacement is first set for such Interest Period that has been selected or recommended
by the Relevant Governmental Body for the replacement of such

Benchmark with the applicable
Unadjusted Benchmark Replacement for the applicable Corresponding

Tenor;

(b)

the spread adjustment (which may be a positive or negative value or zero) as of the
Reference Time such Benchmark Replacement

is first set for such Interest Period that would apply
to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon
an index cessation event with respect to such Benchmark for the applicable

Corresponding Tenor;
and

(2)

for purposes of clause (3) of the definition of “Benchmark Replacement,”

the
spread adjustment, or method for calculating or determining such spread adjustment, (which may be
a positive or negative value or zero) that has been selected by the Administrative

Agent and the
Borrower for the applicable Corresponding Tenor

giving due consideration to (i) any selection or
recommendation of a spread adjustment, or method for calculating or determining such spread
adjustment, for the replacement of such Benchmark with the applicable Unadjusted

Benchmark
Replacement by the Relevant Governmental Body on the applicable Benchmark

Replacement Date
and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such
Benchmark with the applicable Unadjusted Benchmark Replacement for U.S.
dollar denominated
syndicated credit facilities;
provided

that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as
selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes”

means, with respect to

any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the
definition of “Base Rate,” the definition of “Business Day,”

the definition of “Interest Period,” the
timing and frequency of determining rates and making payments of interest,

the timing of borrowing
requests or prepayment, conversion or continuation notices, the length of lookback periods, the
applicability of breakage provisions, and other technical, administrative or operational matters) that
the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of
such Benchmark Replacement and to permit the administration thereof by the
Administrative Agent in a manner substantially consistent with market practice (or, if the
Administrative Agent in good faith

decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in good faith that no market practice for the administration of such Benchmark Replacement exists, in such other manner of
administration as the Administrative Agent in good faith decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date”

means the earliest to occur of the following events with
respect to the then -current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition

Event,”
the later of (a) the date of the public statement or publication of information referenced therein and
(b
) the date on which the administrator of such Benchmark (or the published component used in the
calculation thereof) permanently or indefinitely ceases to provide all Available

Tenors of such
Benchmark (or such component thereof);

(2)

in the case of clause (3) of the definition of “Benchmark Transition

Event,” the
date of the public statement or publication of information referenced therein;

(3)

in the case of a Term SOFR Event,

the date that is 30 days after the date a Term
SOFR Notice is provided to the Lenders and the Borrower pursuant to this Section

4.3(c)(ii); or

(4)

in the case of an Early Opt-in Election, the 6th Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the

Administrative Agent has not
received, by 5:00 p.m. (Chicago time) on the 5th Business Day after the date notice of such Early
Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election
from Lenders comprising the Required Lenders.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement

Date occurs
on the same day as, but earlier than, the Reference Time

in respect of any determination, the
Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such
determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the
case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then
-current Available Tenors

of such Benchmark (or
the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then -current Benchmark:

(1
)

a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such administrator has ceased or will cease to provide all Available

Tenors of such
Benchmark (or such component thereof), permanently or indefinitely ; provided that, at the time of
such statement or publication, there is no successor administrator that will continue to provide any
Available Tenor

of such Benchmark (or such component thereof);

(
2)

a public statement or publication of information by the regulatory supervisor for
the administrator of such Benchmark (or the published component used in the calculation thereof),
the FRB, the NYFRB
, an insolvency official with jurisdiction over the administrator for such
Benchmark (or such component), a resolution authority with jurisdiction over the administrator for
such Benchmark (or such component) or a court or an entity with similar insolvency or resolution
authority over the administrator for such Benchmark (or such component),

which states that the
administrator of such Benchmark (or such component) has ceased or will cease to provide all
Available Tenors

of such Benchmark (or such component thereof) permanently or indefinitely, provided

that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available

Tenor of such Benchmark

(or such component thereof); or

(
3)

a public statement or publication of information by the regulatory supervisor for
the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that all Available

Tenors of such

Benchmark (or such component thereof) are no longer
representative.
For the avoidance of doubt, a “Benchmark Transition

Event” will be deemed to have occurred with
respect to any Benchmark if a public statement or publication of information set forth above has
occurred with respect to each then-current Available

Tenor of such Benchmark (or the published
component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) ( x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at
such time, no Benchmark Replacement has replaced the then-current

Benchmark for all purposes
hereunder and under any Loan Document in accordance with this Section 4.3(c) and

(y
) ending at
the time that a Benchmark Replacement has replaced the then -current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 4.3(c).

“Corresponding Tenor”
with respect to any Available

Tenor means, as applicable,

either a
tenor (including overnight) or an interest payment period having approximately the same length
(disregarding business day adjustment) as such Available

Tenor.
“Daily Simple SOFR”
means, for any day,

SOFR, with the conventions for this rate (which
will include a lookback) being established by the Administrative Agent in accordance with the
conventions for this rate selected or recommended by the Relevant Governmental

Body for
determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative
Agent decides

in good faith

that any such convention is not administratively feasible for the
Administrative Agent, then the Administrative Agent may establish another convention in
good faith
and in its reasonable discretion giving due consideration to any prevailing market practices for U.S.
Dollar-denominated syndicated credit facilities.

“Early Opt-in Election”
means, if the then-current Benchmark is the LIBOR Index Rate, the occurrence of:

(1)

a notification by the Administrative Agent to (or the request by the Borrower to
the Administrative Agent to notify) each of the other parties hereto that at least five currently
outstanding U.S. dollar-denominated syndicated credit facilities at such time contain

(as a result of
amendment or as originally executed) a SOFR-based rate (including

SOFR, a term SOFR or any
other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified
in such notice and are publicly available for review), and

(2)

the joint election by the Administrative Agent and the Borrower to trigger

a
fallback from LIBOR and the provision by the Administrative Agent of written notice of such
election to the Lenders.

“Floor”

means the benchmark rate floor, if any,

provided in this Agreement initially (as of
the execution of this Agreement, the modification, amendment or renewal of this Agreement or
otherwise) with respect to LIBOR.

“FRB”

means the Board of Governors of the Federal Reserve System of the

United States.

“ISDA Definitions”
means the 2006 ISDA Definitions published by the International
Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from
time to time, or any successor definitional booklet for interest rate derivatives published from time to
time by the International Swaps and Derivatives Association, Inc. or

such successor thereto.

“NYFRB”
means the Federal Reserve Bank of New York.

“NYFRB’s

Website”
means the website of the Federal Reserve Bank of New

York

at
http://www.newyorkfed.org,

or any successor source.

“Reference Time”
with respect to any setting of the then-current Benchmark means (1)

if
such Benchmark is the LIBOR Index Rate, 11:00

a.m. (London time) on the day that is two London
banking days preceding the date of such setting, and (2) if such Benchmark is not the LIBOR Index
Rate, the time determined by the Administrative Agent in good faith and in its reasonable discretion
giving due consideration to any prevailing market practice for U.S.

Dollar-denominated syndicated
credit facilities.

“Relevant Governmental Body
” means the FRB and/or the NYFRB , or a committee
officially endorsed or convened by the FRB and/or the NYFRB , or any successor thereto.

“SOFR”
means, with respect to any Business Day,

a rate per annum equal to the secured
overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR
Administrator’s Website

on the immediately succeeding Business Day.

“SOFR Administrator”
means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s

Website”
means the NYFRB’s Website,

currently at
http://www.newyorkfed.org,

or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR”
means, for the applicable Corresponding Tenor

as of the applicable
Reference Time, the forward- looking term rate based on SOFR that has been selected or
recommended by the Relevant Governmental Body.

“Term SOFR

Event”
means the determination by the Administrative Agent that (a) Term
SOFR has been recommended for use by the Relevant Governmental Body,

(b) the administration of
Term SOFR is administratively

feasible for the Administrative Agent and (c) a Benchmark
Transition Event has previously occurred

resulting in a Benchmark Replacement in accordance with
this Section 4.3(c) that is not Term

SOFR.

“Term SOFR

Notice”
means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term

SOFR Event.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
Section 4.4.

Increased Costs
.

(a)
Increased Costs Generally.

If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge
or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by,
any Lender

(except any reserve requirement reflected in the Adjusted LIBOR)

or any L/C Issuer;

(ii)

subject any Recipient to any Taxes

(other than (A) Indemnified Taxes,

(B) Taxes described in
clauses (b) through (d) of the definition of Excluded Taxes

and (C) Connection Income Taxes)

on its loans, loan
principal, letters of credit, commitments, or other obligations, or its deposits,

reserves, other liabilities or capital
attributable thereto; or

(iii)

impose on any Lender or any L/C Issuer or the
London applicable

interbank market any other
condition, cost or expense (other than Taxes)

affecting this Agreement or Loans made by such Lender or any Letter of
Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting
to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such
Lender, such L/C Issuer or such other Recipient

of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit),

or to reduce the amount of any sum received or
receivable by such Lender, L/C Issuer or other

Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, L/C Issuer or

other Recipient, the Borrower will pay to such Lender,

L/C Issuer or other
Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, L/C Issuer or other
Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements.

If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or
L/C Issuer or any lending office of such Lender or such Lender’s or L/C Issuer’s holding company,

if any, regarding capital or
liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital

or on
the capital of such Lender’s or L/C Issuer’s holding

company, if any,

as a consequence of this Agreement, the Commitments of
such Lender or the Loans made by,

or participations in Letters of Credit or Swingline Loans held by,

such Lender, or the Letters
of Credit issued by any L/C Issuer, to a level below

that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s
policies and the policies of such Lender’s or L/C Issuer’s

holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or L/C Issuer,

as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.

(c)
Certificates for Reimbursement.

A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company,

as the case may be, as specified in subsection (a) or
(b) of this Section and delivered to the Borrower,

shall be conclusive absent manifest error.

The Borrower shall pay such
Lender or L/C Issuer, as the case may be, the

amount shown as due on any such certificate within thirty (30) days after receipt thereof.

(d)
Delay in Requests.

Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation;
provided

that
the Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to this Section for any increased costs
incurred or reductions suffered more than six (6) months prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions,

and of such Lender’s or L/C
Issuer’s intention to claim compensation therefor (except

that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive
effect thereof).
Section 4.5.

Funding Indemnity
.

If any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such
Lender to fund or maintain any Eurodollar SOFR

Loan or Swingline Loan bearing interest at the Swingline Lender’s

Quoted
Rate or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

(a)

any payment, prepayment or conversion of a
Eurodollar SOFR

Loan or such Swingline Loan on a
date other than the last day of its Interest Period,

(b)

any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to
borrow or continue a Eurodollar SOFR

Loan or such Swingline Loan, or to convert a Base Rate Loan into a
Eurodollar SOFR

Loan or such Swingline Loan on the date specified in a notice given pursuant to Section 2.6(a) or
2.2(b),

(c)

any failure by the Borrower to make any payment of principal on any
Eurodollar SOFR

Loan or such
Swingline Loan when due (whether by acceleration or otherwise), or

(d)

any acceleration of the maturity of a
Eurodollar SOFR

Loan or such Swingline Loan as a result of the
occurrence of any Event of Default hereunder,
then, upon the demand of such Lender, the Borrower

shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense.

If any Lender makes such a claim for compensation, it shall provide to the Borrower,

with a copy to
the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail and the
amounts shown on such certificate shall be conclusive absent manifest error.
Section 4.6.
Discretion of Lender as to Manner of Funding.

Notwithstanding any other provision of this
Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees
fit, it being understood, however, that for the

purposes of this Agreement all determinations hereunder with respect to
Eurodollar Loans shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the
purchase of deposits in the interbank euro dollar market having a maturity corresponding to such Loan’s Interest Period, and
bearing an interest rate equal to LIBOR for such Interest Period. Reserved
.

Section 4.7.

Lending Offices; Mitigation Obligations.

Each Lender may, at its option, elect to

make its Loans
hereunder at the branch, office or affiliate

specified in its Administrative Questionnaire (each a
“Lending Office” ) for each type
of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.

If any Lender requests compensation under Section 4.4, or
requires the Borrower to pay any Indemnified Taxes

or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1, then such Lender shall

(at the request of the Borrower) use reasonable efforts
to designate a different lending office for funding

or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates,

if, in the judgment of such Lender, such designation

or assignment (i)
would eliminate or reduce amounts payable pursuant to Section 4.1 or 4.4, as the case may be,

in the future, and (ii) would not
subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

The
Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such
designation or assignment.

Section 4.8.

Effect of Benchmark Transition

Event.
.

Notwithstanding anything to the contrary herein or in any
other Loan Document
(and any interest rate swap agreement shall be deemed not to be a “Loan Document”

for the purposes of
this Section 4.8):

(a)
Benchmark Replacement
.

Notwithstanding anything to the contrary herein or in any other Loan Document,

if a
Benchmark Transition Event and its related

Benchmark Replacement Date have occurred prior any setting of the then-current
Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a
) of the definition of “Benchmark
Replacement” for such Benchmark Replacement Date, such Benchmark

Replacement will replace such Benchmark for all
purposes hereunder and under any Loan Document in respect of such

Benchmark setting and subsequent Benchmark settings
without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document

and
(y) if a Benchmark Replacement is determined in accordance with clause (b ) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement

will replace such Benchmark for all purposes hereunder and
under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m.

(
New York

City time) on the fifth (5
th
)
Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or
further action or consent of any other party to, this Agreement or any other

Loan Document so long as the Administrative
Agent has not received, by such time, written notice of objection to such

Benchmark Replacement from Lenders comprising the
Required Lenders.

If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a
monthly
basis.

(b)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent

will have the right to make Conforming Changes from
time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments
implementing such Conforming Changes will become effective

without any further action or consent of any other party to this
Agreement or any other Loan Document.

(c)
Notice; Standards for Decisions and

Determinations.
The Administrative Agent will promptly notify the
Borrower and the Lenders of (i) the implementation of any Benchmark

Replacement and

(ii) the effectiveness of any
Conforming Changes in connection with the use, administration,

adoption or implementation of a Benchmark Replacement.

The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark
pursuant to Section 4.8.

Any determination, decision or election that may be made by the Administrative Agent or, if
applicable, any Lender (or group of Lenders) in good faith pursuant to this Section , including any determination with respect to a tenor, rate or adjustment or of the occurrence

or non
- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or
their reasonable discretion and

without consent from any other party to this Agreement or any other Loan

Document, except, in
each case, as expressly required pursuant to this Section .

(d)
Unavailability of Tenor

of Benchmark.
Notwithstanding anything to the contrary herein or in any other Loan
Document, at any time (including in connection with the implementation of a Benchmark Replacement), (
i) if the then-current
Benchmark is a term rate (including the Term

SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative
Agent in its reasonable discretion or (B) the administration of such Benchmark or the regulatory supervisor for the
administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for
such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest
Period” (or any similar or analogous definition)

for any Benchmark settings at or after such time to remove such unavailable
,
non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either
(A
) is subsequently displayed on a screen or information service for a Benchmark

(including a Benchmark Replacement) or (
B)
is not or is no longer subject to an announcement that it is not or will not be representative for a Benchmark (including a
Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or
analogous definition)

for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)
Benchmark Unavailability Period
.

Upon the Borrower’s receipt of notice of the commencement of a
Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or
continuation of SOFR Loans to
be made, converted or continued during any Benchmark Unavailability Period

and
, failing that,
the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate
Loans.

During a Benchmark Unavailability Period or at any time that a tenor for the then-current

Benchmark is not an
Available Tenor,

the component of Base Rate based upon the then-
current Benchmark or such tenor for such Benchmark, as
applicable, will not be used in any determination of Base Rate.
S
ECTION
5.

P
LACE AND
A
PPLICATION OF
P
AYMENTS
.
Section 5.1.

Place and Application of Payments.

All payments of principal of and interest on the Loans and the
Reimbursement Obligations, and all other Obligations payable by the Borrower under this Agreement and the other Loan
Documents, shall be made by the Borrower to the Administrative Agent by no later than 2:00 p.m. (Chicago time) on the due
date thereof at the office of the Administrative Agent in Chicago, Illinois

(or such other location as the Administrative Agent
may designate to the Borrower), for the benefit of the Lender(s) or L/C Issuer entitled thereto.

Any payments received after
such time shall be deemed to have been received by the Administrative Agent on the next Business Day.

All such payments
shall be made in U.S. Dollars, in immediately available funds at the place of payment,

in each case without set-off or
counterclaim.

The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of
principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests
ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each
case to be applied in accordance with the terms of this Agreement.

Unless the Administrative Agent shall have received notice
from the Borrower prior to the date on which any payment is due to the Administrative

Agent for the account of the Lenders or
the L/C Issuers hereunder that the Borrower will not make such payment, the Administrative

Agent may assume that the
Borrower has made such payment on such date in accordance herewith and may,

in reliance upon such assumption, distribute to
the Lenders or the L/C Issuers, as the case may be, the amount due.

With respect to any payment that the Administrative

Agent
makes to any Lender, L/C Issuer or other

secured party hereunder as to which Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the
“Rescindable Amount” ): (1) the
Borrowers have not in fact made the corresponding payment to the Administrative

Agent; (2) the Administrative Agent has
made a payment in excess of the amount(s) received by it from the Borrowers either individually or in the aggregate (whether
or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of
the Lenders, the L/C Issuer and the other Affiliates of the Lenders that are secured parties hereunder severally agrees to repay to
the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Person, in immediately available
funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of
payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation.
Section 5.2.

Non-Business Days.

Subject to the definition of Interest Period, if any payment hereunder becomes due and payable on a day which is not a Business Day,

the due date of such payment shall be extended to the next succeeding
Business Day on which date such payment shall be due and payable.

In the case of any payment of principal falling due on a
day which is not a Business Day,

interest on such principal amount shall continue to accrue during such extension at the rate per
annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

Section 5.3.

Payments Set Aside
.

To the extent that any payment by or

on behalf of the Borrower or any other
Loan Party is made to the Administrative Agent, any L/C Issuer or any Lender,

or the Administrative Agent, any L/C Issuer or
any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently
invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party,
in connection with any proceeding under any Debtor Relief Law or otherwise, then

(a) to the extent of such recovery,

the
obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such
payment had not been made or such setoff had not occurred, and

(b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by
the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per
annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with
banking industry rules on interbank compensation for each such day.

Section 5.4.

Account Debit
.

The Borrower hereby irrevocably authorizes the Administrative Agent, upon at least
two (2) business days prior notice to Borrower,

to charge any of the Borrower’s deposit accounts maintained

with the
Administrative Agent for the amounts from time to time necessary to pay any then due Obligations;
provided

that
the Borrower
acknowledges and agrees that the Administrative Agent shall not be under an obligation to do so and the Administrative Agent
shall not incur any liability to the Borrower or any other Person for the Administrative

Agent’s failure to do so.
S
ECTION
6.

R
EPRESENTATIONS

AND
W
ARRANTIES
.
Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
Section 6.1.

Organization and Qualification
.

Each Loan Party is duly organized, validly existing, and in good standing as a corporation, limited liability company,

or partnership, as applicable, under the laws of the jurisdiction in which it is organized, has the authority and power to own its Property and conduct its business as now conducted, and is duly qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned
or leased by it requires such qualifying, except where the failure to do so would not have a Material Adverse Effect.
Section 6.2.

Subsidiaries
.

Each Subsidiary that is not a Loan Party is duly organized, validly existing, and in good
standing under the laws of the jurisdiction in which it is organized,

has the authority and power to own its Property and conduct
its business as now conducted, and is qualified and in good standing in each jurisdiction in which the nature of the business
conducted by it or the nature of the Property owned or leased by it requires such qualifying, except where the failure to do so
would not have a Material Adverse Effect.

Schedule 6.2 hereto identifies each Subsidiary (including Subsidiaries that are Loan
Parties), the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by any Loan Party and its Subsidiaries and, if such percentage is not 100% (excluding directors’
qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and
the number of shares of each class issued and outstanding.

All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other
equity interests indicated on Schedule 6.2 as owned by the relevant Loan

Party or another Subsidiary are owned, beneficially
and of record, by such Loan Party or such Subsidiary free and clear of all Liens otherwise permitted by this Agreement.

There
are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any
Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

Section 6.3.

Authority and Validity

of Obligations
.

Each Loan Party has the right and authority to enter into this
Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for (in the case of the
Borrower), to guarantee the Secured Obligations (in the case of each Guarantor),

to grant to the Administrative Agent the Liens
described in the Collateral Documents executed by such Loan Party,

and to perform all of its obligations hereunder and under
the other Loan Documents executed by it.

The Loan Documents delivered by the Loan Parties and their Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of such Loan Parties and
their Subsidiaries enforceable against each of them in accordance with their terms, except as enforceability may be limited by
bankruptcy, insolvency,

fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of
equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this
Agreement and the other Loan Documents do not, nor does the performance or observance by any Loan Party or any Subsidiary
of any of the matters and things herein or therein provided for,

(a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Loan Party or any Subsidiary of a Loan Party or any provision of
the organizational documents ( e.g.,

charter, certificate or articles of incorporation and by-laws,

certificate or articles of
association and operating agreement, partnership agreement, or other similar organizational documents) of any Loan Party or
any Subsidiary of a Loan Party,

(b) contravene or constitute a default under any covenant, indenture or agreement of or
affecting any Loan Party or any Subsidiary of a Loan Party or any of

their respective Property,

in each case where such
contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or
(c) result in the creation or imposition of any Lien on any Property of any Loan Party or any Subsidiary of a Loan Party other
than the Liens granted in favor of the Administrative Agent pursuant to the Collateral

Documents.
Section 6.4.

Use of Proceeds; Margin

Stock
.

The Borrower shall use the proceeds of the Revolving Facility to finance Capital Expenditures, to finance Permitted Acquisitions and for its general working capital purposes and for such other
legal and proper purposes as are consistent with all applicable laws and to pay certain fees and expenses associated with closing
of this Agreement.

No Loan Party nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of
purchasing or carrying margin stock (within the meaning of Regulation

U of the Board of Governors of the Federal Reserve
System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or
carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

Margin stock (as hereinabove defined) constitutes less than 25%

of the assets of the Loan Parties and their Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.
Section 6.5.

Financial Reports
.

The consolidated balance sheet of the Borrower and its Subsidiaries as of May 29,
2021, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity and cash flows
of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements
are accompanied by the audit report of Frost, PLLC, independent public accountants, and the unaudited interim consolidated
balance sheet of the Borrower and its Subsidiaries as of August 28, 2021, and the related consolidated statements of operations,
comprehensive income(loss), shareholder’s equity and

cash flows of the Borrower and its Subsidiaries
for the three (3) months
then ended, heretofore furnished to the Administrative Agent and the Lenders,

fairly present in all material respects the
consolidated financial condition of the Borrower and its Subsidiaries at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis.

Neither the
Borrower
nor any of its Subsidiaries has contingent liabilities which are material to it other than as indicated on such financial
statements or, with respect to future periods,

on the financial statements furnished pursuant to Section 8.5.

Section 6.6.

No Material Adverse Change.

Since May 29, 2021, there has been no change in the condition
(financial or otherwise) or business prospects of any Loan Party or any Subsidiary of a Loan Party except those occurring in the
ordinary course of business or as disclosed in its filings with the SEC, none of which individually or in the aggregate could
reasonably be expected to have a Material Adverse Effect.

Section 6.7.

Full Disclosure
.

The statements and information furnished to the Administrative Agent and the
Lenders in connection with the negotiation of this Agreement and the other

Loan Documents and the commitments by the
Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or
omit a material fact necessary to make the material statements contained herein or therein not misleading, the Administrative
Agent and the Lenders acknowledging that as to any projections furnished to the Administrative Agent and the Lenders, the
Loan Parties only represent that the same were prepared on the basis of information and estimates the Loan Parties believed to
be reasonable in light of the then existing conditions.

The Administrative Agent and Lenders recognize that any projections are
not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from
such projections.

Notwithstanding the foregoing, it is understood and agreed that the periodic reports and other information of
Borrower filed with the SEC pursuant to Section 13 of the Exchange Act speak as of the date of such reports or other filings
and not of any subsequent time and, therefore, the representation set forth in the first sentence of this paragraph is applicable to
the information contained in such reports or other filings only as of the date of such reports or other filings.

Additionally,
notwithstanding anything to the contrary contained herein, the representation in the first sentence of this paragraph shall not
apply to forward-looking information contained in the filings made by Borrower with the SEC pursuant to Section 13 of the
Exchange Act, and the Borrowers shall have no liability with respect to such forward

-looking information, except to the extent
that Borrower would have liability to investors in its public securities under the Exchange

Act after the application of Section
21E of the Exchange Act.
Section 6.8.

Trademarks, Franchises, and Licenses
.

The Loan Parties and their Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know
how, and confidential

commercial and proprietary information to conduct their businesses as now conducted,

without known
conflict with any patent, license, franchise, trademark, trade name, trade style,

copyright or other proprietary right of any other
Person.
Section 6.9.

Governmental Authority and Licensing.

The Loan Parties and their Subsidiaries have received all
licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary

to conduct their
businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material
Adverse Effect.

No investigation or proceeding which, if adversely determined, could reasonably be expected to result in
revocation or denial of any material license, permit or approval is pending or,

to the knowledge of any Loan Party,

threatened in
writing.
Section 6.10.

Good Title
.

The Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries
furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to
no Liens other than such thereof as are permitted by Section 8.8.

Section 6.11.

Litigation and Other Controversies.

Except as set forth in Schedule 6.11, there

is no litigation or
governmental or arbitration proceeding or labor controversy pending,

nor to the knowledge of any Loan Party threatened,
against any Loan Party or any Subsidiary of a Loan Party or any of their respective

Property which if adversely determined,
individually or in the aggregate, could reasonably be expected to have a Material

Adverse Effect.
Section 6.12.

Taxes
.

All federal and material state, local, and foreign Tax

returns required to be filed by any Loan
Party or any Subsidiary of a Loan Party in any jurisdiction have, in fact, been filed, and all Taxes upon

any Loan Party or any
Subsidiary of a Loan Party or upon any of their respective Property,

income or franchises, which are shown to be due and
payable in such returns, have been paid, except such Taxes,

if any, as are being

contested in good faith and by appropriate
proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance
with GAAP have been provided.

No Loan Party knows of any proposed additional Tax

assessment against it or its Subsidiaries
for which adequate provisions in accordance with GAAP have not been made on their accounts.

Adequate provisions in
accordance with GAAP for Taxes

on the books of each Loan Party and each of its Subsidiaries have been made for all open
years, and for its current fiscal period.
Section 6.13.

Approvals
.

No authorization, consent, license or exemption from, or filing or registration with,

any
court or governmental department, agency or instrumentality,

nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan

Party or any Subsidiary of a Loan Party of any Loan
Document, except for (i) such approvals which have been obtained prior to the date of this Agreement and remain in full force
and effect and (ii) filings which are necessary to perfect the security interests under the Collateral Documents.

Section 6.14.

Affiliate Transactions.

No Loan Party nor any of its Subsidiaries is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to such Loan Party or such Subsidiary
than would be usual and customary in similar contracts or agreements between

Persons not affiliated with each other.
Section 6.15.

Investment Company.

No Loan Party nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 6.16.

ERISA
.

Except as would not reasonably be expected to result in a Material Adverse Effect,

each Loan
Party and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of and
is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any
liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of
ERISA.

Except as would not reasonably be expected to result in a Material Adverse

Effect, no Loan Party or any of its
Subsidiaries has any contingent liabilities with respect to any post-retirement benefits under a Welfare

Plan, other than liability
for continuation coverage described in article 6 of Title

I of ERISA.
Section 6.17.

Compliance with Laws
.

(a) The Loan Parties and their Subsidiaries are in compliance with all Legal
Requirements applicable to or pertaining to their Property or business operations,

where any such non-compliance, individually
or in the aggregate, could reasonably be expected to have a Material Adverse

Effect.

(b)

Except for such matters, individually or in the aggregate, which could not reasonably be expected to result in a
Material Adverse Effect, the Loan Parties represent and warrant that:

(i) the Loan Parties and their Subsidiaries, and each of the
Premises, comply in all material respects with all applicable Environmental

Laws; (ii) the Loan Parties and their Subsidiaries
have obtained, maintain and are in compliance with all approvals, permits, or authorizations of Governmental Authorities
required for their operations and each of the Premises; (iii) the Loan Parties and their

Subsidiaries have not, and no Loan Party
has knowledge of any other Person who has, caused any Release, threatened

Release or disposal of any Hazardous Material or
any other waste or product, including manure, at, on, or from any of the Premises in violation of any Environmental Laws; (iv)
the Loan Parties and their Subsidiaries are not subject to and have not received written notice of any material Environmental
Claim involving any Loan Party or any Subsidiary of a Loan Party or any of the Premises,

and, to the knowledge of the Loan
Parties and their Subsidiaries, there are no conditions or occurrences at any of the Premises which could reasonably be
anticipated to form the basis for such a material Environmental Claim; (v) none of the Premises contain and have contained any
sites on or nominated for the National Priority List or similar state list; (vi) the Loan

Parties and their Subsidiaries have
conducted no Hazardous Material Activity at any of the Premises except in compliance with Environmental Laws; (vii) except
for permits, licenses and other legal requirements required in the ordinary course of business none of the Premises are subject to
any, and no Loan Party

has knowledge of any imminent, restriction on the ownership, occupancy,

use or transferability of the
Premises in connection with any (1) Environmental Law or (2) Release, threatened

Release or disposal of a Hazardous
Material, waste or product; and (viii) the Loan Parties and their Subsidiaries have no knowledge of any material capital
expenditures necessary to bring the Premises or their respective businesses or equipment into compliance with Environmental
Laws.

(c)

Each Loan Party and each of its Subsidiaries is in material compliance with all Anti-Corruption

Laws.

To the
knowledge of the Responsible Officers of the Loan

Parties, no Loan Party nor any Subsidiary has made a payment, offering, or promise to pay, or authorized

the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official,

foreign political party,

party official or candidate for foreign
political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office,

and
(c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Loan Party
or such Subsidiary or to any other Person, in violation of any Anti-Corruption Laws,

which could reasonably be expected to
result in a Material Adverse Effect.
Section 6.18.

OFAC
.

(a) Each Loan Party is in compliance in all material respects with the requirements of all
OFAC Sanctions Programs

applicable to it, (b) each Subsidiary of each Loan Party is in compliance in all material respects with
the requirements of all OFAC

Sanctions Programs applicable to such Subsidiary,

(c) each Loan Party has provided to the
Administrative Agent, the L/C Issuer, and

the Lenders all information requested by them regarding such Loan Party and its
Affiliates and Subsidiaries necessary for the Administrative

Agent, the L/C Issuer, and the Lenders to

comply with all
applicable OFAC Sanctions

Programs, and (d) no Loan Party nor any of its Subsidiaries nor,

to the knowledge of any Loan
Party, any officer,

director or Affiliate of any Loan Party or any of its Subsidiaries, is a Person,

that is, or is owned or controlled
by Persons that are, (i) the target of any OFAC

Sanctions Programs or (ii) located, organized or resident in a country or territory
that is, or whose government is, the subject of any OFAC

Sanctions Programs.

Section 6.19.
Labor Matters.

There are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary
of a Loan Party pending or, to the knowledge

of any Loan Party, threatened.

There are no collective bargaining agreements in
effect between any Loan Party or any Subsidiary of a Loan Party and any labor union; and no Loan Party nor any of its
Subsidiaries is under any obligation to assume any collective bargaining agreement to or conduct any negotiations with any
labor union with respect to any future agreements.

Each Loan Party and its Subsidiaries have remitted on a timely basis all amounts required to have been withheld and remitted (including withholdings from employee wages and salaries relating to
income tax, employment insurance, and pension plan contributions),

goods and services tax and all other amounts which if not
paid when due could result in the creation of a Lien against any of its Property,

except for Liens permitted by Section 8.8, or
which would not reasonably be expected to result in a Material Adverse Effect or which are being contested in good faith by
appropriate proceedings which prevent enforcement of any Lien with respect thereto.
Section 6.20.

Other Agreements
.

No Loan Party nor any of its Subsidiaries is in default under the terms of any covenant, indenture or agreement of or affecting such

Person or any of its Property, which default

if uncured could reasonably
be expected to have a Material Adverse Effect.

Section 6.21.

Solvency
.

The Loan Parties and their Subsidiaries are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.
Section 6.22.

No Default.

No Default has occurred and is continuing.
Section 6.23.

No Broker Fees.

No broker’s or finder’s fee or commission will be payable

with respect hereto or any
of the transactions contemplated thereby; and the Loan Parties hereby agree to indemnify the Administrative Agent, the L/C
Issuer, and the Lenders against, and

agree that they will hold the Administrative Agent, the L/C Issuer,

and the Lenders
harmless from, any claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable attorneys’

fees) arising in connection with any such claim,
demand, or liability.
S
ECTION
7.

C
ONDITIONS
P
RECEDENT
.
Section 7.1.

All Credit Events
.

At the time of each Credit Event hereunder:

(a)

each of the representations and warranties set forth herein and in the other Loan

Documents shall be
and remain true and correct in all material respects as of said time (where not already qualified by materiality,
otherwise in all respects), except to the extent the same expressly relate to an earlier date,

in which case they shall be
true and correct in all material respects (where not already qualified by materiality,

otherwise in all respects) as of such
earlier date;

(b)

no Default shall have occurred and be continuing or would occur as a result of such Credit Event;

(c)

after giving effect to such extension of credit the aggregate principal amount of all Swingline Loans,
Revolving Loans and L/C Obligations outstanding under this Agreement shall not exceed the Revolving Credit
Commitments;

(d)

in the case of a Borrowing the Administrative Agent shall have received the notice required by
Section 2.6, in the case of the issuance of any Letter of Credit the L/C Issuer shall have received a duly completed
Application for such Letter of Credit together with any fees called for by

Section 3.1, and, in the case of an extension
or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer
together with fees called for by Section 3.1; and

(e)

such Credit Event shall not violate any order,

judgment or decree of any court or other authority or
any provision of law or regulation applicable to the Administrative Agent,

the L/C Issuer or any Lender (including,
without limitation, Regulation U of the Board of Governors of the Federal Reserve

System) as then in effect.

Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension
of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on
such Credit Event as to the facts specified in subsections (a) through (d), both inclusive,

of this Section;
provided, however, that
the Lenders may continue to make advances under the Revolving Facility,

in the sole discretion of the Lenders with Revolving
Credit Commitments, notwithstanding the failure of the Borrower to satisfy one or more of the conditions set forth above and
any such advances so made shall not be deemed a waiver of any Default or other condition set forth above that may then exist.

Section 7.2.

Initial Credit Event.

Before or concurrently with the Initial Credit Event:

(a)

the Administrative Agent shall have received this Agreement duly executed by the Borrower and its
Wholly-owned Subsidiaries that are Domestic Subsidiaries, as Guarantors,

the L/C Issuer, and the Lenders;

(b)

if requested by any Lender, the Administrative

Agent shall have received for such Lender such
Lender’s duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions
of Section 2.10;

(c)

the Administrative Agent shall have received the Reaffirmation,

Modification and Omnibus Joinder
Agreement dated as of the date hereof, duly executed by the Loan Parties, together with

(i) UCC financing statements
to be filed against each Loan Party,

as debtor, in favor of the Administrative Agent,

as secured party, and (ii) deposit
account control agreements to the extent requested by the Administrative Agent;

(d)

the Administrative Agent shall have received evidence of insurance in form and substance
satisfactory to the Administrative Agent;

(e)

the Administrative Agent shall have received copies of each Loan Party’s articles of incorporation
and bylaws (or comparable organizational documents)

and any amendments thereto, certified in each instance by its
Secretary or Assistant Secretary (or comparable Responsible Officer);

(f)

the Administrative Agent shall have received copies of resolutions of each Loan Party’s

Board of
Directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the
other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and
thereby, together with specimen

signatures of the persons authorized to execute such documents on each Loan Party’s behalf, all certified in each instance by its Secretary or Assistant Secretary (or comparable Responsible Officer);

(g)

the Administrative Agent shall have received copies of the certificates of good standing for each
Loan Party (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its
incorporation or organization;

(h)

the Administrative Agent shall have received a list of the Borrower’s

Authorized Representatives,
which may be included in the certificate of the Secretary or Assistant Secretary

(or comparable Responsible Officer)
referenced in Sections 7.1(e) and (f);

(i)
Reserved ;

(j)

the Administrative Agent shall have received the initial fees called for by

Section 3.1;

(k)

each Lender shall have received (i) audited financial statements and unaudited monthly financial
statements (including an income statement, a balance sheet, and a cash flow statement) of the Loan Parties for the prior
3 years, including unaudited quarterly financial statements for the period ended August 28, 2021, and 5-year projected
financial statements, certified to by a Financial Officer of the Borrower

(and each Lender hereby acknowledges that it
has received copies of each of the foregoing items); and (ii) a certificate from a Responsible Officer of the Borrower
certifying that since May 29, 2021, no Material Adverse Effect has occurred;

(l)

the Administrative Agent shall have received financing statement, tax,

and judgment lien search
results against each Loan Party and its Property evidencing the absence of Liens thereon except as permitted by
Section 8.8;

(m)

the Administrative Agent shall have received the favorable written opinion of counsel to each Loan
Party, in form and substance

satisfactory to the Administrative Agent;

(n)

each of the Lenders shall have received, sufficiently in advance of the Closing Date, all
documentation and other information requested by any such Lender required by bank regulatory authorities under
applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the
United States Patriot Act (Title III of Pub. L. 107-56

(signed into law October 26, 2001)) including, without limitation, the information described in Section 13.24; and the Administrative Agent shall have received a fully executed Internal
Revenue Service Form W-9 (or

its equivalent) for the Borrower and each other Loan Party;

(o)

at least 5 days prior to the Closing Date, any Borrower that qualifies as a “legal entity customer”
under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership

Certification in relation to such
Borrower; and

(p)

the Administrative Agent shall have received such other agreements, instruments,

documents,
certificates, and opinions as the Administrative Agent may reasonably request.

S
ECTION
8.

C
OVENANTS
.
Each Loan Party agrees that, so long as any credit is available to or in use by the Borrower hereunder, except to the
extent compliance in any case or cases is waived in writing pursuant to the terms of

Section 13.3.
Section 8.1.

Maintenance of Business.

(a)

Each Loan Party shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence, except as
otherwise provided in Section 8.10(c); provided, however,

that nothing in this Section shall prevent the Borrower from dissolving any of its Subsidiaries if such action is, in the reasonable business judgment of the Borrower, desirable in the
conduct of its business and is not disadvantageous in any material respect to the Lenders.

(b)

Each Loan Party shall, and shall cause each of its Subsidiaries to, preserve and keep in force and effect all
licenses, permits, franchises, approvals, patents, trademarks, trade names,

trade styles, copyrights, and other proprietary rights
necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material
Adverse Effect.

Section 8.2.

Maintenance of Properties.

Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain, preserve, and keep its property,

plant, and equipment in good repair, working order

and condition (ordinary wear and
tear excepted), and shall from time to time make such repairs, renewals, replacements,

additions, and betterments thereto as it
deems appropriate in its reasonable business judgment so that the usefulness thereof shall be preserved and maintained, except
to the extent that, in the reasonable business judgment of such Person,

any such Property is no longer necessary for the proper
conduct of the business of such Person.
Section 8.3.

Taxes and

Assessment
s.

Each Loan Party shall duly pay and discharge, and shall cause each of its
Subsidiaries to duly pay and discharge, all federal and material state, local, and foreign Taxes, rates,

assessments, fees, and
governmental charges upon or against it or its Property,

in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which
prevent enforcement of the matter under contest and adequate reserves are provided therefor.

Section 8.4.

Insurance.

Each Loan Party shall insure and keep insured, and shall cause each of its Subsidiaries to insure and keep insured, with good and responsible insurance companies,

all insurable Property owned by it which is of a
character usually insured by Persons similarly situated and operating like

Properties against loss or damage from such hazards
and risks (including flood insurance with respect to any improvements on real

Property consisting of building or parking
facilities in an area designated by a governmental body as having special flood hazards), and in such amounts and with such
deductibles, as are insured by Persons similarly situated and operating like Properties, but in no event at any time in an amount
less than the replacement value of the Collateral, subject to deductibles.

Each Loan Party shall also maintain, and shall cause
each of its Subsidiaries to maintain, insurance with respect to the business of such Loan

Party and its Subsidiaries, covering
commercial general liability,

statutory worker’s compensation and occupational disease, statutory structural work act liability,
and business interruption and such other risks with good and responsible insurance companies, in such amounts and on such
terms as the Administrative Agent or the Required Lenders shall reasonably request, but in any event as and to the extent
usually insured by Persons similarly situated and conducting similar businesses.

The Loan Parties shall in any event maintain
insurance on the Collateral to the extent required by the Collateral Documents.

All such policies of insurance shall contain
satisfactory mortgagee/lender’s loss payable endorsements,

naming the Administrative Agent (or its security trustee) as mortgagee or a loss payee, assignee or additional insured, as appropriate,

as its interest may appear, and showing only such
other loss payees, assignees and additional insureds as are satisfactory to the Administrative Agent.

Each policy of insurance or
endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days’ (ten (10) days’ in the case of
nonpayment of insurance premiums) prior written notice to the Administrative

Agent in the event of cancellation of the policy
for any reason whatsoever.

The Borrower shall deliver to the Administrative Agent (a) on the Closing Date and

at such other
times as the Administrative Agent shall reasonably request, certificates evidencing the maintenance of insurance required
hereunder, (b) prior to the termination of any

such policies, certificates evidencing the renewal thereof, and (c) promptly following request by the Administrative Agent, copies of all insurance policies of the Loan Parties and their Subsidiaries.

The
Borrower also agrees to deliver to the Administrative Agent, promptly as rendered,

true copies of all reports made in any
reporting forms to insurance companies.
Section 8.5.

Financial Reports.

The Loan Parties shall, and shall cause each of their Subsidiaries to, maintain proper books of records and accounts reasonably necessary to prepare financial statements required to be delivered pursuant to
this Section 8.5 in accordance with GAAP and shall furnish to the Administrative

Agent and each Lender:

(a)

as soon as available, and in any event no later than 45 days after the last day of each fiscal quarter of
each fiscal year of the Borrower, a copy of the

consolidated balance sheet of the Borrower and its Subsidiaries as of
the last day of such fiscal quarter and the related consolidated statement of operations, comprehensive income (loss),
shareholder’s equity,

and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the
corresponding date and period in the previous fiscal year,

prepared by the Borrower in accordance with GAAP
(subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by a Financial Officer
of the Borrower;

(b)

as soon as available, and in any event no later than 90 days after the last day of each fiscal year of
the Borrower, a copy of the consolidated balance

sheet of the Borrower and its Subsidiaries as of the last day of the fiscal year then ended and the related consolidated statement of operations,

comprehensive income (loss),
shareholder’s equity,

and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended,

and
accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal
year, accompanied in the case of the consolidated

financial statements by an unqualified opinion of Frost, PLLC or another firm of independent public accountants of recognized standing,

selected by the Borrower and reasonably
satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been prepared in
accordance with GAAP and present fairly in all material respects in accordance with GAAP the consolidated financial
condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations for
the fiscal year then ended and that an examination of such accounts in connection with such financial statements has
been made in accordance with generally accepted auditing standards and, accordingly, such examination

included such
tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

(c)

promptly after receipt thereof, any additional written reports, management letters or other detailed
information contained in writing concerning significant aspects of any

Loan Party’s or any of its Subsidiary’s
operations and financial affairs given to it by its independent public accountants;

(d)

promptly after the sending or filing thereof, copies of each financial statement,

report, notice or
proxy statement sent by any Loan Party or any Subsidiary of a Loan Party to its stockholders or other equity holders,
and copies of each regular, periodic or

special report, registration statement or prospectus (including all Form 10-K,
Form 10-Q and Form 8-K reports) filed by any Loan Party or any Subsidiary of a Loan Party with any securities
exchange or the SEC or any successor agency;

(e)

promptly after receipt thereof, a copy of any financial audit report made by any regulatory agency of
the books and records of any Loan Party or any Subsidiary of a Loan Party that gives notice of any noncompliance
with any applicable law,

regulation or guideline relating to any Loan Party or any Subsidiary of a Loan Party or their
respective business which could reasonably be expected to have a Material Adverse

Effect;

(f)

as soon as available, and in any event no later than 45 days after the end of each fiscal year of the
Borrower, a copy of the consolidated and

consolidating business plan for the Borrower and its Subsidiaries for the following fiscal year, such business plan to show

the projected consolidated and consolidating revenues, expenses and balance sheet of the Borrower and its Subsidiaries on a quarter-by-quarter basis, such business plan to be in reasonable
detail prepared by the Borrower and in form satisfactory to the Administrative

Agent (which shall include a summary
of all assumptions made in preparing such business plan);

(g)

notice of any Change of Control;

(h)

promptly after knowledge thereof shall have come to the attention of any

Responsible Officer of any
Loan Party, written notice

of (i) any threatened or pending litigation or governmental or arbitration proceeding or labor
controversy against any Loan Party or any Subsidiary of a Loan Party or any of

their Property which, if adversely
determined, could reasonably be expected to have a Material Adverse Effect and would require disclosure in a report
to be filed with the SEC under the Exchange Act, (ii) the occurrence of any Material

Adverse Effect, or (iii) the
occurrence of any Default;

(i)

with each of the financial statements delivered pursuant to subsections (a) and (b) above,

a written
certificate in the form attached hereto as Exhibit E signed by a Financial Officer of the Borrower to the effect that to
the best of such officer’s knowledge and belief

no Default has occurred during the period covered by such statements or, if any such Default has occurred during

such period, setting forth a description of such Default and specifying the action, if any, taken by

the relevant Loan Party or its Subsidiary to remedy the same.

Such certificate shall also set
forth the calculations supporting such statements in respect of Section

8.22
(Financial Covenants);

(j)
Reserved ; and

(k)

promptly, from time

to time, such other information regarding the operations, business affairs

and
financial condition of any Loan Party or any Subsidiary of a Loan Party,

or compliance with the terms of any Loan
Document, as the Administrative Agent or any Lender may reasonably request.
Section 8.6.

Inspection; Field Audits
.

Each Loan Party shall, and shall cause each of its Subsidiaries to, permit the
Administrative Agent and each Lender, and each of

their duly authorized representatives and agents to visit and inspect any of its Property, corporate books,

and financial records, to examine and make copies of its books of accounts and other financial
records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers,

employees and
independent public accountants (and by this provision the Loan Parties hereby authorize such accountants to discuss with the
Administrative Agent and such Lenders the finances and affairs of the Loan Parties and their Subsidiaries) at such reasonable times and intervals as the Administrative Agent or any such Lender may designate and, so long as no Default exists, with
reasonable prior notice to the Borrower and compliance with the Borrower’s customary on-site policies applicable to visitors
(bio-security, etc.).

The Borrower shall pay to the Administrative Agent charges for field audits of the Collateral, inspections
and visits to Property, inspections

of corporate books and financial records, examinations and copies of books of accounts

and
financial record and other activities permitted in this Section performed by the Administrative Agent or its agents or third party
firms, in such amounts as the Administrative Agent may from time to time request (the Administrative Agent acknowledging
and agreeing that any internal charges for such audits and

inspections shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however,

that in the absence of any
Default, the Borrower shall not be required to pay the Administrative Agent for more than one (1) such audit per calendar year.

Section 8.7.
Borrowings and Guaranties.

No Loan Party shall, nor shall it permit any of its Subsidiaries to, issue, incur, assume, create or have outstanding

any Indebtedness, or incur liabilities under any Hedging Agreement, or be or become liable as endorser, guarantor,

surety or otherwise for any Indebtedness or undertaking of any Person, or otherwise agree to provide funds for payment of the obligations of another,

or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another,
or subordinate any claim or demand it may have to the claim or demand of any

Person;
provided, however,

that the foregoing
shall not restrict nor operate to prevent:

(a)

the Secured Obligations
of the Loan Parties and their Subsidiaries owing to the Administrative
Agent and the Lenders (and their Affiliates);

(b)

purchase money indebtedness and Capitalized Lease Obligations of the Loan Parties and their
Subsidiaries in an amount not to exceed $20,000,000 in the aggregate at any one time outstanding;

(c)

obligations of the Loan Parties and their Subsidiaries arising out of interest rate,

foreign currency,
and commodity Hedging Agreements entered into with financial institutions in connection with bona fide hedging
activities in the ordinary course of business and not for speculative purposes;

(d)

endorsement of items for deposit or collection of commercial paper received in the ordinary course
of business;

(e)

intercompany advances from time to time owing between any of the Loan Parties and/or any of their
Subsidiaries in the ordinary course of business, provided that the aggregate amount of all such intercompany advances
made to Subsidiaries of a Loan Party that are not Loan Parties or Subsidiaries of a Loan

Party that are not Wholly-
owned Subsidiaries shall not exceed an aggregate amount of $20,000,000 during any fiscal year of the Borrower;

(f)

existing Indebtedness set forth on Schedule 8.7 hereto;

(g)

Indebtedness owed to any Person providing workers’ compensation, health,

disability or other
employee benefits (including contractual and statutory benefits) or property, casualty,

liability or credit insurance,
pursuant to reimbursement or indemnification obligations to such Person,

in each case incurred in the ordinary course
of business;

(h)

Indebtedness in respect of bids, trade contracts (other than for debt for borrowed money), leases
(other than Capitalized Lease Obligations), statutory obligations, surety,

stay, customs and appeal bonds,

performance,
performance and completion and return of money bonds, government contracts and similar obligations, in each case,
provided in the ordinary course of business;

(i)

Indebtedness in respect of netting services, overdraft protection and similar arrangements, in each
case, in connection with cash management and deposit accounts;

(j)

Indebtedness representing deferred compensation to directors, officers,

employees of any Loan Party
or any Subsidiary of a Loan Party incurred in the ordinary course of business; and

(k)

Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(l)

Guarantees by a Loan Party of Indebtedness of another Loan Party otherwise permitted under this
Section;

(m)

Indebtedness arising from agreements of a Loan Party or its Subsidiary providing for
indemnification, adjustment of purchase or acquisition price or similar obligations, in each case, incurred or assumed
in connection with a Permitted Acquisition;

(n)

Indebtedness of any Person that becomes a Subsidiary after the Closing Date and

Indebtedness
acquired or assumed in connection with Permitted Acquisitions, in an amount not to exceed $50,000,000 in the
aggregate at any one time outstanding, provided

that such Indebtedness exists at the time the Person becomes a
Subsidiary or at the time of such Permitted Acquisition and is not created in contemplation of or in connection
therewith;

(o)

replacements, renewals, re-financings or extensions of any Indebtedness described in this Section
that (i) does not exceed the aggregate principal amount (plus accrued interest and applicable premium and associated
fees and expenses) of the Indebtedness being replaced, renewed, refinanced or extended, (ii) does not have a weighted
average life to maturity at the time of such replacement, renewal, refinancing or extension that is less than the
weighted average life to maturity of the Indebtedness being replaced, renewed,

refinanced or extended, and (iii) does
not rank at the time of such replacement, renewal, refinancing or extension senior to the Indebtedness being replaced,
renewed, refinanced or extended;

(p)

unsecured indebtedness of the Loan Parties and their Subsidiaries not otherwise permitted by this
Section in an amount not to exceed $400,000,000 in the aggregate at any one time outstanding; and

(q)

indebtedness secured by Property of the Loan Parties and their Subsidiaries (other than the
Collateral) in an amount not to exceed $200,000,000 in the aggregate at any one time outstanding.
Section 8.8.

Liens.

No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, incur or permit to
exist any Lien of any kind on any Property owned by any such Person; provided, however,

that the foregoing shall not apply to
nor operate to prevent:

(a)

Liens arising by statute in connection with worker’s compensation,

unemployment insurance, old
age benefits, social security obligations, Taxes,

assessments, statutory obligations or other similar charges (other than
Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which any
Loan Party or any Subsidiary of a Loan Party is a party or other cash deposits required to be made in the ordinary
course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured
is not overdue or, if overdue, is being contested

in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

(b)

mechanics’, workmen’s,

materialmen’s, landlords’, carriers’

or other similar Liens arising in the
ordinary course of business with respect to obligations which are not due or which are being contested in good faith by
appropriate proceedings which prevent enforcement of the matter under contest;

(c)

judgment liens and judicial attachment liens not constituting an Event of

Default under Section
9.1(g) and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal
proceeding, provided that the aggregate amount of such judgment liens and attachments and liabilities of the Loan
Parties and their Subsidiaries secured by a pledge of assets permitted under this subsection,

including interest and
penalties thereon, if any,

shall not be in excess of $25,000,000 at any one time outstanding;

(d)

Liens on equipment of any Loan Party or any Subsidiary of a Loan Party

created solely for the
purpose of securing indebtedness permitted by Section 8.7(b), representing or incurred to finance the purchase price of
such Property, provided

that no such Lien shall extend to or cover other Property of such Loan Party or such
Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any
such Lien shall at no time exceed the purchase price of such Property,

as reduced by repayments of principal thereon;

(e)

any interest or title of a lessor under any operating lease, including the filing of

Uniform
Commercial Code financing statements solely as a precautionary measure in connection with operating leases entered
into by any Loan Party or any Subsidiary of a Loan Party in the ordinary course of its business;

(f)

easements, rights-of-way,

restrictions, zoning restrictions and other similar encumbrances against real property incurred in the ordinary course of business which, in the aggregate,

are not substantial in amount and
which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary
conduct of the business of any Loan Party or any Subsidiary of a Loan Party;

(g)

bankers’ Liens, rights of setoff and other similar Liens

(including under Section 4-210 of the
Uniform Commercial Code) in one or more deposit accounts maintained by any Loan Party or any Subsidiary of a
Loan Party, in each case

granted in the ordinary course of business in favor of the bank or banks with which such
accounts are maintained, securing amounts owing to such bank with respect to cash management and operating
account arrangements, including those involving pooled accounts and netting arrangements;
provided

that, unless such
Liens are non-consensual and arise by operation of law,

in no case shall any such Liens secure (either directly or
indirectly) the repayment of any Indebtedness;

(h)

Liens granted in favor of the Administrative

Agent pursuant to the Collateral Documents.

(i)

non-exclusive licenses of intellectual property granted in the ordinary course of business and not
interfering in any material respect with the ordinary conduct of business of any Loan

Party or any Subsidiary of a Loan
Party;

(j)

Liens on insurance policies and the proceeds thereof securing the financing of the premiums with
respect thereto permitted by Section 8.7(k);

(k)

Liens (i) on cash advances in favor of the seller of any Property to be acquired in a Permitted
Acquisition to be applied against the purchase price for such Property,

or (ii) consisting of an agreement to dispose of
any Property in a disposition permitted under Section 8.10, in each case,

solely to the extent such Acquisition or
disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(l)

Liens on Property of a Person existing at the time such Person is acquired or merged with or into or
consolidated with any Loan Party or any Subsidiary of a Loan Party to the extent permitted hereunder (and not created
in anticipation or contemplation thereof) and securing Indebtedness permitted under Section 8.7(n);
provided

that such
Liens do not extend to Property not subject to such Liens at the time of acquisition and are no more favorable to the
lienholders than such existing Lien;

(m)

Liens encumbering any Property (other than the Collateral) to secure or support obligations under or
in respect of interest rate, foreign currency,

and commodity Hedging Agreements entered into with financial institutions in connection with bona fide hedging activities in the ordinary course of business and not for speculative
purposes;

(n)

other Liens existing on the Closing Date and not otherwise permitted above listed and identified on
Schedule 8.8;

(o)

contracted or statutory liens of landlords to the extent relating to the property and assets relating to
any lease agreement with such landlord and contractual Liens of suppliers (including sellers of goods) or customers
granted in the ordinary course of business to the extent limited to the property or assets related to such contract;

(p)

Liens on Property of a Person (other than the Collateral) for the purpose of securing indebtedness
permitted by Section 8.7(q) and which do not encumber any Collateral; and

(q)

other Liens not otherwise permitted in subsections (a)-(p) above granted with respect to obligations
that do not in the aggregate exceed $10,000,000 at any time outstanding,

and which do not encumber any Collateral.
Section 8.9.

Investments, Acquisitions, Loans and Advances
.

No Loan Party shall, nor shall it permit any of its
Subsidiaries to, directly or indirectly,

make, retain or have outstanding any investments (whether through purchase of stock or
obligations or otherwise) in, or loans or advances to (other than for travel advances and other similar cash advances made to
employees in the ordinary course of business), any other Person, or acquire all or any substantial part of the assets or business
of any other Person or division thereof; provided, however,

that the foregoing shall not apply to nor operate to prevent:

(a)

Cash Equivalents and Marketable Securities;

(b)

the Loan Parties’ existing investments in their respective Subsidiaries outstanding on the Closing
Date;

(c)

intercompany advances made from time to time between any Loan

Party or Subsidiary of any Loan
Party and any other Loan Party or Subsidiary of any Loan Party in the ordinary course of business, provided that the
aggregate amount of all such intercompany advances made to Subsidiaries of a Loan Party that are not Loan Parties or
Subsidiaries of a Loan Party that are not Wholly-owned Subsidiaries shall not exceed an aggregate amount of
$20,000,000 during any fiscal year of the Borrower;

(d)

investments by any Loan Party and its Subsidiaries in connection with interest rate,

foreign currency,
and commodity Hedging Agreements entered into with financial institutions in connection with bona fide hedging
activities in the ordinary course of business and not for speculative purposes;

(e)

promissory notes and other non-cash consideration received in connection with dispositions
permitted by Section 8.10;

(f)

investments (including debt obligations and equity interests) received in connection with the
bankruptcy or reorganization of suppliers and customers

and in settlement of delinquent obligations of, and other
disputes with, customers and suppliers arising in the ordinary course of business and upon the foreclosure with respect
to any secured investment or other transfer of title with respect to any secured investment;

(g)

Permitted Acquisitions;

(h)

purchases of assets in the ordinary course of business;

(i)

deposits made in the ordinary course of business to secure performance of leases or other obligations
as permitted by Section 8.8;

(j)

other investments existing on the Closing Date not otherwise permitted above and listed and
identified on Schedule 8.9;

(k)

investments in joint ventures in an amount not to exceed $30,000,000 at any time outstanding,
provided that (i) no Default exists both immediately before and after giving effect to such investment, (ii) after giving
pro forma effect to such investment, the Borrower and its Subsidiaries are in compliance with Section 8.22, and (iii)
cash and Cash Equivalents of the Borrower and its Subsidiaries plus availability under the Revolving Facility shall
equal at least $50,000,000; and

(l)

other investments, loans, and advances in addition to those otherwise permitted by this Section in an
amount not to exceed $25,000,000 in the aggregate at any one time outstanding.
In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and
acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation
therein), less any amount in respect of such investment upon sale, collection or return (not to exceed the original cost thereof)
and loans and advances shall be taken at the principal amount thereof then remaining unpaid.
Section 8.10.

Mergers, Consolidations and Sales.

No Loan Party shall, nor shall it permit any of its Subsidiaries to, be a party to any merger or consolidation or amalgamation, or sell, transfer, lease or otherwise dispose of all or any material part of its Property, including

any disposition of Property as part of a sale and leaseback transaction, or in any event sell or
discount (with or without recourse) any of its notes or accounts receivable; provided, however,

that this Section shall not apply
to nor operate to prevent:

(a)

the sale or lease of inventory in the ordinary course of business;

(b)

the sale, transfer, lease or other disposition of

Property of any Loan Party to one another in the
ordinary course of its business;

(c)

the merger of any Loan Party or any Subsidiary of a Loan Party with and into the Borrower or any
other Loan Party, provided

that, in the case of any merger involving the Borrower or involving a Subsidiary of a Loan
Party which is not a Loan Party,

the Borrower, if the Borrower is a party to the merger,

or a Loan Party, if the
Borrower is not a party to the merger,

is the corporation surviving the merger;

(d)

the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of
collection only (and not for the purpose of any bulk sale or securitization transaction);

(e)

the sale, transfer or other disposition of any tangible personal property that,

in the reasonable
business judgment of the relevant Loan Party or its Subsidiary,

has become obsolete or worn out, and which is
disposed of in the ordinary course of business;

(f)

the Disposition of Property of any Loan Party or any Subsidiary of a Loan Party

(including any
Disposition of Property as part of a sale and leaseback transaction) aggregating for all

Loan Parties and their
Subsidiaries not more than $30,000,000 during any fiscal year of the Borrower, provided that (i) each such Disposition
shall be made for fair value and (ii) at least 80% of the total consideration received at the closing of such Disposition
shall consist of cash and at least 80% of the total consideration received after taking into account all final purchase
price adjustments and/or contingent payments (including

working capital adjustment or earn-out provisions) expressly contemplated by the transaction documents, when received

shall consist of cash; and

(g)

the sale or other Disposition of marketable securities in the ordinary course of business.
Section 8.11.

Maintenance of Subsidiaries.

No Loan Party shall assign, sell or transfer, nor shall

it permit any of its
Subsidiaries to issue, assign, sell or transfer,

any shares of capital stock or other equity interests of a Subsidiary;
provided,
however,

that the foregoing shall not operate to prevent (a) the issuance, sale, and transfer to any person of any shares of capital
stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as

a
director of such Subsidiary,

(b) any transaction permitted by Section 8.10(c) above, and (c) the issuance of shares of the
Borrower’s capital stock pursuant to the Borrower’s

KSOP,

or (d) any Excluded Equity Issuances.
Section 8.12.

Dividends and Certain Other Restricted Payments.

No Loan Party shall, nor shall it permit any of its
Subsidiaries to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital
stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests), or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or
any warrants, options, or similar instruments to acquire the same (collectively referred to herein as
“Restricted Payments” );
provided, however,

that the foregoing shall not operate to prevent:

(i)

the making of dividends or distributions by any Subsidiary to the Borrower;

(ii)

other Restricted Payments made in compliance with the Borrower’s dividend policy as in effect on
the Closing Date or any employee stock option plans or employee incentive plans or other compensation
arrangements, or SAR plans; provided that no Default exists or will arise after giving effect to such other Restricted
Payment; and

(iii)

other Restricted Payments, provided that, both immediately before and after giving effect to such
Restricted Payment (A) no Default has occurred and is continuing and (B) the sum of cash and Cash Equivalents of the
Borrower and its Subsidiaries plus availability under the Revolving Facility shall equal at least $50,000,000.
Section 8.13.

ERISA.

Each Loan Party shall, and shall cause each of its Subsidiaries to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected
to result in the imposition of a Lien against any of its Property,

unless being contested in good faith by appropriate proceedings which prevents the enforcement of any Lien with respect thereto.

Each Loan Party shall, and shall cause each of its
Subsidiaries to, promptly notify the Administrative Agent and each Lender of:

(a) the occurrence of any reportable event (as
defined in ERISA) with respect to a Plan, which individually or in the aggregate,

could reasonably be expected to result in a
Material Adverse Effect, (b) receipt of any notice from

the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention

to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by any Loan

Party or any Subsidiary of a Loan Party of any
material liability, fine

or penalty, or any material increase

in the contingent liability of any Loan Party or any Subsidiary of a
Loan Party with respect to any post-retirement Welfare

Plan benefit, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
Section 8.14.

Compliance with Laws.

(a) Each Loan Party shall, and shall cause each of its Subsidiaries to, comply in all respects with all Legal Requirements applicable to or pertaining to its Property or business operations, where any such
non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a
Lien upon any of its Property.

(b)

Without limiting Section 8.14(a) above, each

Loan Party shall, and shall cause each of its Subsidiaries to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have
a Material Adverse Effect:

(i) comply in all material respects with, and maintain each of the Premises in compliance in all
material respects with, all applicable Environmental Laws; (ii) require that each tenant and subtenant, if any, of

any of the
Premises or any part thereof comply in all material respects with all applicable Environmental

Laws; (iii) obtain and maintain in
full force and effect all material governmental approvals required by any applicable Environmental Law for the operation of
their business and each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable
Environmental Laws unless and except to the extent being contested in good faith by appropriate proceedings which prevents
the enforcement of any Lien with respect thereto; (v)

not manufacture, use, generate, transport, treat, store, Release, dispose or handle any Hazardous Material (or allow any tenant or subtenant to do any of the foregoing) at any of the Premises except in
the ordinary course of its live animal agricultural business and in material compliance with all applicable Environmental Laws;
(vi) within ten (10) Business Days notify the Administrative Agent in writing and provide the disclosure filing made by the
Borrower with the SEC of any of the following in connection with any Loan Party or any Subsidiary of a Loan Party or any of
the Premises which would be required to be disclosed in an 8-K or 10-Q filing with the SEC:

(1) any Environmental Liability;
(2) any Environmental Claim; or (3) any violation of an Environmental

Law or Release, threatened Release or disposal,
placement or land application of a Hazardous Material, product, or waste,

including manure, that is not in compliance with
applicable Environmental Laws; or (4) any restriction on the ownership, occupancy,

use or transferability of any Premises
arising from or in connection with any (x) Release, threatened Release or disposal of a Hazardous Material, waste or product,
including manure, or (y) Environmental Law; (vii) conduct at its expense any investigation, study, sampling,

testing, abatement,
cleanup, removal, remediation or other corrective or response action necessary to remove, remediate, clean up, correct or abate
any material Release, threatened material Release or material violation of any applicable Environmental Law unless and except
to the extent being contested in good faith by appropriate proceedings which prevents the enforcement of any Lien with respect
thereto, (viii) abide by and observe any restrictions on the use of the Premises imposed by any Governmental Authority as set
forth in a deed or other instrument affecting any Loan

Party’s or any of its Subsidiary’s

interest therein unless being contested
in good faith by appropriate proceedings which prevents the enforcement of any Lien with respect thereto; (ix) promptly
provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning
the Premises which any Loan Party or any Subsidiary of a Loan Party possesses or controls other than records subject to work
product or attorney-client or other confidentiality privilege pursuant to applicable law; and (x) perform, satisfy,

and implement
any operation, maintenance or corrective actions or other requirements of any Governmental Authority or Environmental Law,
or included in any no further action letter or covenant not to sue issued by any Governmental

Authority under any
Environmental Law unless and except to the extent being contested in good faith by appropriate proceedings which prevents the
enforcement of any Lien with respect thereto.
Section 8.15.

Compliance with OFAC

Sanctions Programs and Anti-Corruption

Laws.

(a) Each Loan Party shall at
all times comply in all material respects with the requirements of all OFAC

Sanctions Programs applicable to such Loan Party
and shall cause each of its Subsidiaries to comply in all material respects with the requirements of all OFAC Sanctions
Programs applicable to such Subsidiary.

(b)

Each Loan Party shall provide the Administrative Agent and the Lenders any information regarding the Loan
Parties, their Affiliates, and their Subsidiaries necessary for the Administrative Agent and the Lenders to comply with all
applicable OFAC Sanctions

Programs; subject however,

in the case of Affiliates, to such Loan Party’s

ability to provide
information applicable to them.

(c)

If any Loan Party obtains actual knowledge or receives any written notice that any Loan Party, any Subsidiary
of any Loan Party, or any officer,

director or Affiliate of any Loan Party or that any Person that owns or controls any such
Person is the target of any OFAC

Sanctions Programs or is located, organized or

resident in a country or territory that is, or
whose government is, the subject of any OFAC

Sanctions Programs (such occurrence, an
“OFAC

Event”
), such Loan Party
shall promptly (i) give written notice to the Administrative Agent and the Lenders of such OFAC Event,

and (ii) comply in all
material respects with all applicable laws with respect to such OFAC

Event (regardless of whether the target Person is located
within the jurisdiction of the United States of America), including the OFAC Sanctions Programs,

and each Loan Party hereby
authorizes and consents to the Administrative Agent and the Lenders taking any and all steps the Administrative Agent or the
Lenders deem necessary,

in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any
such OFAC Event, including

the requirements of the OFAC

Sanctions Programs (including the freezing and/or blocking of assets and reporting such action to OFAC).

(d)

No Loan Party will, directly or, to any Loan Party’s

knowledge, indirectly,

use the proceeds of the Revolving
Facility of an Incremental Term

Loan (if any), or lend, contribute or otherwise make available such proceeds to any other
Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such
funding, is, or whose government is, the subject of any OFAC

Sanctions Programs, or (ii) in any other manner that would result in a violation of OFAC

Sanctions Programs or Anti-Corruption Laws by any Person (including any

Person participating in the
Revolving Facility or any Incremental Term

Loan, whether as underwriter, lender,

advisor, investor,

or otherwise).

(e)

No Loan Party will, nor will it permit any Subsidiary to, violate any Anti-Corruption

Law in any material
respect.

(f)

Each Loan Party will maintain in effect policies and procedures designed to ensure compliance by the Loan
Parties, their Subsidiaries, and their respective directors, officers,

employees, and agents with applicable Anti-Corruption Laws.
Section 8.16.

Burdensome Contracts With

Affiliates.

No Loan Party shall, nor shall it permit any of its Subsidiaries to, enter into any material contract, agreement or business arrangement with any of its Affiliates on terms and conditions which
are less favorable to such Loan Party or such Subsidiary than would be usual and customary in similar contracts, agreements or
business arrangements between Persons not affiliated with

each other;
provided that the foregoing restriction shall not apply to
transactions between or among the Loan Parties.
Section 8.17.

No Changes in Fiscal Year.

The fiscal year of the Borrower and its Subsidiaries ends on or about May
31 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis.
Section 8.18.

Formation of Subsidiaries.

Promptly upon the formation or acquisition of any Subsidiary,

the Loan
Parties shall provide the Administrative Agent and the Lenders notice thereof

(at which time Schedule 6.2 shall be deemed
amended to include reference to such Subsidiary.

The Loan Parties shall, and shall cause their Wholly-owned Subsidiaries that are Domestic Subsidiaries to, timely comply with the requirements of Sections

11 and 12
with respect to any Subsidiary that is
required to become a Guarantor hereunder.

Section 8.19.

Change in the Nature of Business.

No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any business or activity if as a result the general nature of the business of such Loan Party or any of its Subsidiaries
would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date or an
Eligible Line of Business.
Section 8.20.

Use of Proceeds
.

The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by,

Section 6.4.
Section 8.21.

No Restrictions
.

Except as provided herein or exist as of the date hereof, no Loan

Party shall, nor shall
it permit any of its Wholly-owned Subsidiaries to, directly or indirectly create or otherwise cause or suffer to exist or become
effective any consensual encumbrance or restriction of

any kind on the ability of any Loan Party or any Wholly-owned
Subsidiary of a Loan Party to:

(a) pay dividends or make any other distribution on any such Subsidiary’s capital stock or other
equity interests owned by such Loan Party or any of its Wholly-owned Subsidiaries,

(b) pay any indebtedness owed to any
Loan Party or any of its Wholly-owned Subsidiaries, (c) make loans or advances to any Loan Party or any of its Wholly-owned
Subsidiaries, (d) transfer any of its Property to any Loan Party or any of its Wholly-owned Subsidiaries, or (e) guarantee the
Secured Obligations and/or grant Liens on its assets to the Administrative Agent as required by the Loan Documents.
Section 8.22.

Financial Covenants.

(a)
Total

Funded Debt to Capitalization Ratio
.

As of the last day of each fiscal quarter of the Borrower ending on or after November 27, 2021, the Borrower shall not permit the Total

Funded Debt to Capitalization Ratio to be greater than
50.0%.

(b)
Minimum Tangible

Net Worth
.

The Borrower shall not permit Tangible

Net Worth to be less than (i)
$700,000,000 for the fiscal quarter ended November 27, 2021, plus (ii)

for each fiscal quarter ending thereafter, 50% of Net
Income for such fiscal quarter (if Net Income is positive) less Restricted Payments permitted to be made pursuant to Section
8.12 during such fiscal quarter.

S
ECTION
9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES
.
Section 9.1. Events of Default.

Any one or more of the following shall constitute an
“Event of Default”

hereunder:

(a)

default for a period of five (5) days in the payment when due of all or any part of the principal of any
Loan (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any
Reimbursement Obligation, or default for a period of five (5) Business Days in the payment when due of any interest,
fee or other Obligation payable hereunder or under any other Loan Document;

(b)

default in the observance or performance of any covenant set forth in Sections

8.1(a), 8.10, 8.12,
8.17, 8.20 or 8.22 of this Agreement;

(c)

default in the observance or performance of any other provision hereof or of any other Loan
Document which is not remedied within thirty (30) days after the earlier of (i)

the date on which such failure shall first
become known to any Responsible Officer of any Loan Party or

(ii) written notice thereof is given to the Borrower by
the Administrative Agent;

(d)

any representation or warranty made herein or in any other Loan Document or in any certificate
furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction
contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or
deemed making thereof;

(e)

(i) any event occurs or condition exists (other than those described in subsections (a)

through (d)
above) which is specified as an event of default under any of the other Loan Documents,

or (ii) any of the Loan
Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or
(iii) any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor
of the Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the
terms hereof, or (iv) any Loan Party takes any action for the purpose of terminating,

repudiating or rescinding any
Loan Document executed by it or any of its obligations thereunder;

(f)

default shall occur under any Material Indebtedness issued, assumed or guaranteed by any Loan
Party or any Subsidiary of a Loan Party,

or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity
of any such Material Indebtedness (whether or not such maturity is in fact accelerated), or any such Material
Indebtedness shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

(g)

(i) any judgment or judgments, writ or writs or warrant or warrants of attachment,

or any similar
process or processes, shall be entered or filed against any Loan Party or any Subsidiary of a Loan Party, or

against any
of their respective Property,

in an aggregate amount for all such Persons in excess of $25,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains
undischarged, unvacated, unbonded or unstayed for a period

of 30 days, or any action shall be legally taken by a
judgment creditor to attach or levy upon any Property of any Loan Party or any Subsidiary of a Loan Party to enforce
any such judgment, or (ii) any Loan Party or any Subsidiary of a Loan Party shall fail within thirty

(30) days to
discharge one or more non-monetary judgments

or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or
otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(h)

any Loan Party or any Subsidiary of a Loan Party,

or any member of its Controlled Group, shall fail
to pay when due an amount or amounts aggregating for all such Persons in excess of $20,000,000 which it shall have
become liable to pay to the PBGC or to a Plan under Title

IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested

Liabilities in excess of $20,000,000 (collectively,

a
“Material Plan” ) shall be filed
under Title IV of ERISA by any Loan Party

or any Subsidiary of a Loan Party,

or any other member of its Controlled
Group, any plan administrator or any combination of the foregoing; or

the PBGC shall institute proceedings under
Title IV of ERISA to terminate or to cause a trustee to be

appointed to administer any Material Plan or a proceeding
shall be instituted by a fiduciary of any Material Plan against any Loan Party or any Subsidiary of a Loan Party, or any
member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have
been dismissed within ninety (90) days thereafter; or a condition shall exist by reason of which the PBGC would be
entitled to obtain a decree adjudicating that any Material Plan must be terminated;

(i)

any Change of Control shall occur;

(j)

any Loan Party or any Subsidiary of a Loan Party shall (i) have entered involuntarily against it an
order for relief under the United States Bankruptcy Code, as amended, (ii)

not pay, or admit in writing its inability

to
pay, its debts generally

as they become due, (iii) make an assignment for the benefit of creditors, (iv)

apply for, seek,
consent to or acquiesce in, the appointment of a receiver,

custodian, trustee, examiner, liquidator or similar

official for
it or any substantial part of its Property,

(v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent,

or seeking dissolution, winding
up, liquidation, reorganization, arrangement, adjustment

or composition of it or its debts under any law relating to
bankruptcy, insolvency

or reorganization or relief of debtors or fail to file an answer or other pleading denying the
material allegations of any such proceeding filed against it, (vi) take any corporate or similar action in furtherance of
any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding
described in Section 9.1(k); or

(k)

a custodian, receiver, trustee, examiner,

liquidator or similar official shall be appointed for any Loan
Party or any Subsidiary of a Loan Party,

or any substantial part of any of its Property,

or a proceeding described in
Section 9.1(j)(v) shall be instituted against any Loan Party or any Subsidiary of a Loan Party, and such appointment
continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.
Section 9.2. Non-Bankruptcy Defaults.

When any Event of Default (other than those described in subsection (j) or
(k) of Section 9.1 with respect to the Borrower) has occurred and is continuing,

the Administrative Agent shall, by written
notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other
obligations of the Lenders hereunder on the date stated in such notice

(which may be the date thereof); (b) if so directed by the
Required Lenders, declare the principal of and the accrued interest on all outstanding

Loans to be forthwith due and payable
and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and
payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or
notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately deliver to the
Administrative Agent Cash Collateral in an amount equal to 105% of the aggregate amount of each Letter of Credit then
outstanding, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would
not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent,
for the benefit of the Lenders, shall have the right to require the Borrower to specifically perform such undertaking whether or
not any drawings or other demands for payment have been made under any Letter of Credit.

In addition, the Administrative
Agent may exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and
the L/C Issuer under the Loan Documents or applicable law or equity when any such Event of Default has occurred and is
continuing.

The Administrative Agent shall give notice to the Borrower under Section 9.1(c)

promptly upon being requested to
do so by any Lender.

The Administrative Agent, after giving notice to the Borrower pursuant to Section

9.1(c) or this Section
9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the
effect of such notice.
Section 9.3.

Bankruptcy Defaults
.

When any Event of Default described in subsections (j) or (k) of Section 9.1 with respect to the Borrower has occurred and is continuing, then all outstanding

Loans shall immediately become due and
payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of
any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate
and the Borrower shall immediately deliver to the Administrative Agent Cash Collateral in an amount equal to 105% of the
aggregate amount of each Letter of Credit then outstanding, the Borrower acknowledging and agreeing that the Lenders would
not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, and the
Administrative Agent on their behalf, shall have the right to require the

Borrower to specifically perform such undertaking
whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

In addition, the
Administrative Agent may exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the
Lenders and the L/C Issuer under the Loan Documents or applicable law or equity when any such Event of Default has
occurred and is continuing.
Section 9.4.

Collateral for Undrawn Letters of Credit
.

(a) If the prepayment of the amount available for drawing
under any or all outstanding Letters of Credit is required under any of

Sections 2.3(b), 2.8(b), Section 2.13, 2.14, 9.2 or 9.3
above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as
provided in subsection (b) below.

(b)

All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative

Agent in one or more
separate collateral accounts (each such account, and the credit balances, properties,

and any investments from time to time held
therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing
and all proceeds of and earnings on any of the foregoing being collectively called the
“Collateral Account” ) as security for, and
for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of
Credit then or thereafter made by the L/C Issuer,

and to the payment of the unpaid balance of all other Secured Obligations.

The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative
Agent for the benefit of the Administrative Agent, the Lenders, and the L/C Issuer.

If and when requested by the Borrower, the
Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations
the principal of and interest on which are unconditionally guaranteed by, the United States of America with

a remaining
maturity of one year or less, provided

that the Administrative Agent is irrevocably authorized to sell investments held in the
Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and
owing from the Borrower to the L/C Issuer, the

Administrative Agent or the Lenders.

Subject to the terms of Sections 2.13 and
2.14, if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section
2.8(b), at the request of the Borrower the Administrative Agent shall release to the Borrower amounts held in the Collateral
Account so long as at the time of the release and after giving effect thereto no Default exists.

After all Letters of Credit have
expired or been cancelled and the expiration or termination of all Commitments,

at the request of the Borrower, the
Administrative Agent shall release any remaining amounts held in the Collateral

Account following payment in full in cash of
all Secured Obligations.
Section 9.5.

Post-Default Collections
.

Anything contained herein or in the other Loan Documents to

the contrary
notwithstanding (including, without limitation, Section 2.8(b)), all payments and collections received in respect of the
Obligations and all proceeds of the Collateral and payments made under or in respect of the Guaranty Agreements received, in
each instance, by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or
termination of the Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed
as follows:

(a)

first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent,
and any security trustee therefor, in monitoring, verifying,

protecting, preserving or enforcing the Liens on the
Collateral, in protecting, preserving or enforcing rights under the Loan Documents,

and in any event including all costs
and expenses of a character which the Loan Parties have agreed to pay the Administrative

Agent under Section 13.4
(such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed
for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse
them for payments theretofore made to the Administrative Agent);

(b)

second, to the payment of any outstanding interest and fees due under the Loan Documents to be
allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

(c)

third, to the payment of principal on the Loans, unpaid Reimbursement

Obligations, together with
amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to
Section 9.4 (until the Administrative Agent is holding an amount of cash equal to 105%

of the then outstanding
amount of all such L/C Obligations), and Hedging Liability,

the aggregate amount paid to, or held as collateral security for, the Lenders and L/C Issuer and,

in the case of Hedging Liability, their Affiliates

to be allocated pro rata in
accordance with the aggregate unpaid amounts owing to each holder thereof;

(d)

fourth, to the payment of all other unpaid Secured Obligations and all other indebtedness,
obligations, and liabilities of the Borrower and its Subsidiaries secured by the Loan Documents (including, without
limitation, Bank Product Obligations) to be allocated pro rata in accordance with the aggregate unpaid amounts owing
to each holder thereof; and

(e)

finally, to the Borrower or

whoever else may be lawfully entitled thereto.

S
ECTION
10.

T
HE
A
DMINISTRATIVE
A
GENT
.

Section 10.1.

Appointment and Authority
.

Each of the Lenders and the L/C Issuers hereby irrevocably appoints
BMO Harris Bank N.A.
to act on its behalf as the Administrative Agent hereunder and under the other Loan

Documents and
authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the
Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

The provisions of this Section 10 are solely for the benefit of the Administrative

Agent, the Lenders and the L/C Issuers, and
neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions.

It is
understood and agreed that the use of the term “agent” herein or in any other

Loan Documents (or any other similar term) with
reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising
under agency doctrine of any applicable law.

Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.2.

Rights as a Lender
.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the
Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context
otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.

Such Person
and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other
advisory capacity for, and generally engage

in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
Section 10.3.

Action by Administrative Agent; Exculpatory Provisions
.

(a) The Administrative Agent shall not have
any duties or obligations except those expressly set forth herein and in the other

Loan Documents, and its duties hereunder shall
be administrative in nature.

Without limiting the generality of the foregoing,

the Administrative Agent and its Related Parties:

(i)

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has
occurred and is continuing;

(ii)

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the
Administrative Agent is required to exercise as directed in writing by the Required

Lenders (or such other number or
percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents),
provided

that the
Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may
expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for
the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that
may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor
Relief Law.

The Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or
under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders
that it may require, including prepayment of any related expenses and any other protection it requires against any and
all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action;
and

(iii)

shall not, except as expressly set forth herein and in the other Loan Documents,

have any duty or
responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party
or any of its Affiliates that is communicated to or obtained by the

Person serving as the Administrative Agent or any of
its Affiliates in any capacity.

(b)

Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken
by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions
contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or
percentage of the Lenders as shall be necessary,

or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.2, 9.3, 9.4, 9.5 and 13.3), or

(ii) in the absence of its own gross negligence or
willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.

Any such action
taken or failure to act pursuant to the foregoing shall be binding on all Lenders.

The Administrative Agent shall be deemed not
to have knowledge of any Default unless and until notice describing such

Default is given to the Administrative Agent in
writing by the Borrower, a Lender,

or the L/C Issuer.

(c)

Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty or
obligation to any Lender or L/C Issuer or participant or any other Person to ascertain or inquire into (i) any statement, warranty
or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate,
report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or
observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any
Default, (iv) the validity,

enforceability, effectiveness

or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral
Documents, (v) the value or sufficiency of any Collateral,

or (vi) the satisfaction of any condition set forth in Section 7.1 or 7.2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 10.4.

Reliance by Administrative Agent
.

The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice,

request, certificate, communication,
consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website
posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper
Person.

The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to
have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.

In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or
increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the
Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative
Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the
issuance of such Letter of Credit.

The Administrative Agent may consult with legal counsel (who may be counsel for the Loan
Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it
in accordance with the advice of any such counsel, accountants or experts.

Section 10.5.

Delegation of Duties
.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the
Administrative Agent.

The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its
rights and powers by or through their respective Related Parties.

The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their
respective activities in connection with the syndication of the Revolving Facility and any Incremental Term Loans

as well as
activities as Administrative Agent.

The Administrative Agent shall not be responsible for the negligence or misconduct of any
sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the
Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 10.6.

Resignation of Administrative Agent
.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower.

Upon receipt of any such notice of resignation, the Required
Lenders shall have the right, in consultation with the Borrower,

to appoint a successor, which shall be a bank with

an office in
the United States of America, or an Affiliate of any such bank with an office in the United States of America.

If no such
successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30)
days after the retiring Administrative Agent gives notice of its resignation

(or such earlier day as shall be agreed by the
Required Lenders) (the “Resignation Effective Date” ), then the retiring Administrative Agent may (but shall not be obligated
to), on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative

Agent meeting the qualifications set forth
above.

Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice
on the Resignation Effective Date.

(b)

With effect from the Resignation

Effective Date, (i) the retiring Administrative Agent shall be discharged from
its duties and obligations hereunder and under the other Loan Documents,

and (ii) except for any indemnity payments owed to
the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by,

to or
through the Administrative Agent shall instead be made by or to each Lender and

L/C Issuer directly, until such

time, if any, as
the Required Lenders appoint a successor Administrative Agent as provided for above.
If on the Resignation Effective Date no
successor has been appointed and accepted such appointment, the Administrative

Agent’s rights in the Collateral Documents
shall be assigned without representation, recourse or warranty to the Lenders and L/C Issuer as their interests may appear.

Upon the acceptance of a successor’s appointment as Administrative

Agent hereunder, such successor shall succeed

to and
become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to
indemnity payments or other amounts owed to the retiring Administrative Agent),

and the retiring Administrative Agent shall
be discharged from all of its duties and obligations hereunder or under the other Loan Documents.

The fees payable by the
Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed
between the Borrower and such successor.

After the retiring Administrative Agent’s

resignation hereunder and under the other
Loan Documents, the provisions of this Section 10 and Section 13.4 shall continue in effect for the benefit of such retiring
Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken
by any of them while the retiring Administrative Agent was acting as Administrative

Agent.

Section 10.7.

Non-Reliance on Administrative Agent and Other Lenders
.

Each Lender and L/C Issuer acknowledges
that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related
Parties and based on such documents and information as it has deemed appropriate,

made its own credit analysis and decision to
enter into this Agreement.

Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon
the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it
shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon
this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Upon a Lender’s written request, the Administrative Agent

agrees to forward to such Lender, when complete, copies
of any field audit, examination, or appraisal report prepared by or for the

Administrative Agent with respect to the Borrower or
any Loan Party or the Collateral (herein, “Reports”
).

Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent

(i) makes no representation or warranty,
express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any
inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any
Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination
will inspect only specific information regarding the Borrower and the other Loan

Parties and will rely significantly upon the
books and records of Borrower and the other Loan Parties, as well as on representations of personnel of the Borrower and the
other Loan Parties, and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d)
it will keep all Reports confidential and strictly for its internal use, not share the Report with any other Person except as
otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision
contained in this Agreement, it will pay and protect, and indemnify,

defend, and hold the Administrative Agent and any such
other Person preparing a Report harmless from and against, the claims, actions,

proceedings, damages, costs, expenses, and
other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 10.8.

L/C Issuer and Swingline Lender.

The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith,

and the Swingline Lender shall act on behalf of the
Lenders with respect to the Swingline Loans made hereunder.

The L/C Issuer and the Swingline Lender shall each have all of the benefits and immunities (i) provided to the Administrative Agent in this Section

10 with respect to any acts taken or
omissions suffered by the L/C Issuer in connection with

Letters of Credit issued by it or proposed to be issued by it and the
Applications pertaining to such Letters of Credit or by the Swingline Lender in connection with Swingline Loans made or to be
made hereunder as fully as if the term “Administrative Agent”, as used in this Section 10,

included the L/C Issuer and the
Swingline Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such
L/C Issuer or Swingline Lender, as applicable.

Any resignation by the Person then acting as Administrative Agent pursuant to
Section 10.6 shall also constitute its resignation or the resignation of its Affiliate as L/C Issuer and Swingline Lender except as
it may otherwise agree.

If such Person then acting as L/C Issuer so resigns, it shall retain all the rights, powers, privileges

and
duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as
L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Loans or fund risk
participations in Reimbursement Obligations pursuant to Section 2.3.

If such Person then acting as Swingline Lender resigns, it
shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and
outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk
participations in outstanding Swingline Loans pursuant to Section 2.2(b).

Upon the appointment by the Borrower of a
successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting
Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the
retiring L/C Issuer or Swingline Lender,

as applicable (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer or Swingline Lender), and (ii)

the retiring L/C Issuer and Swingline Lender shall be
discharged from all of their respective duties and obligations hereunder or under the other Loan Documents other than with
respect to its outstanding Letters of Credit and Swingline Loans, and (iii) upon the request of the resigning L/C Issuer, the
successor L/C Issuer shall issue letters of credit in substitution for the Letters of

Credit, if any, outstanding at the time of such
succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the
resigning L/C Issuer with respect to such Letters of Credit.
Section 10.9.

Hedging Liability and Bank Product Obligations
.

By virtue of a Lender’s execution of this
Agreement or an assignment agreement pursuant to Section 13.2,

as the case may be, any Affiliate of such Lender with whom
the Borrower or any other Loan Party has entered into an agreement creating

Hedging Liability or Bank Product Obligations
shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the
Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan
Documents consist exclusively of such Affiliate’s

right to share in payments and collections out of the Collateral and the
Guaranty Agreements as more fully set forth in Section 9.5.

Without limiting the generality of the foregoing,

(i) each such
Affiliate of any Lender that has entered into an agreement creating

Hedging Liability or Bank Product Obligations shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 10.15 and (ii) no such Affiliate of any Lender shall
have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan
Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral). In connection with
any such distribution of payments and collections, or any request for the release of the Guaranty Agreements and the
Administrative Agent’s Liens in connection

with the termination of the Commitments and the payment in full of the
Obligations, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect
to Hedging Liability or Bank Product Obligations unless such Lender has notified the Administrative Agent in writing of the
amount of any such liability owed to it or its Affiliate prior to such distribution or payment or release of Guaranty Agreements
and Liens.
Section 10.10.

Designation of Additional Agents
.

The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as
“syndication agents,” “documentation agents,” “book runners,” “lead arrangers,”

“arrangers,” or other designations for
purposes hereto, but such designation shall have no substantive effect,

and such Lenders and their Affiliates shall have no
additional powers, duties or responsibilities as a result thereof.

Section 10.11.

Authorization to Enter into, and Enforcement

of, the Collateral Documents; Possession of Collateral
.

The Administrative Agent is hereby irrevocably authorized by each of the

Lenders and the L/C Issuer to execute and deliver the
Collateral Documents on behalf of each of the Lenders, the L/C Issuer,

and their Affiliates and to take such action and exercise
such powers under the Collateral Documents as the Administrative Agent considers appropriate;
provided

the Administrative
Agent shall not amend the Collateral Documents unless such amendment is agreed to in writing by the Required Lenders.

Upon the occurrence of an Event of Default, the Administrative Agent shall take such action to enforce its Lien on the
Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders.

Unless and until the Required
Lenders give such direction, the Administrative Agent may (but shall not be obligated to) take or refrain from taking such
actions as it deems appropriate and in the best interest of all the Lenders and L/C Issuer.

Each Lender and L/C Issuer
acknowledges and agrees that it will be bound by the terms and conditions of the Collateral Documents upon the execution and
delivery thereof by the Administrative Agent.

The Administrative Agent shall not be responsible for or have a duty to ascertain
or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence,
priority or perfection of the Administrative Agent’s

Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders, the L/C Issuer or their Affiliates for any
failure to monitor or maintain any portion of the Collateral.

The Lenders and L/C Issuer hereby irrevocably authorize (and each of their Affiliates holding any Bank Product Obligations and Hedging

Liability entitled to the benefits of the Collateral shall be deemed to authorize) the Administrative Agent, based upon

the instruction of the Required Lenders, to credit bid and purchase
(either directly or through one or more acquisition vehicles) all or any portion of the

Collateral at any sale thereof conducted by
the Administrative Agent (or any security trustee therefore) under the provisions of the Uniform Commercial Code, including
pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code, at any

sale thereof conducted under the provisions of the
United States Bankruptcy Code, including Section 363 of the United States Bankruptcy

Code, or at any sale or foreclosure
conducted by the Administrative Agent or any security trustee therefore (whether by judicial action or otherwise) in accordance
with applicable law.

Except as otherwise specifically provided for herein, no Lender,

L/C Issuer, or their Affiliates, other than
the Administrative Agent, shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or
other realization upon any Collateral or for the execution of any trust or power in respect of the Collateral or for the
appointment of a receiver or for the enforcement of any other remedy under the Collateral Documents; it being understood and
intended that no one or more of the Lenders or L/C Issuer or their Affiliates shall have any right in any manner whatsoever to
affect, disturb or prejudice the Lien of the Administrative

Agent (or any security trustee therefor) under the Collateral
Documents by its or their action or to enforce any right thereunder,

and that all proceedings at law or in equity shall be
instituted, had, and maintained by the Administrative Agent (or its security trustee) in the manner provided for in the relevant
Collateral Documents for the benefit of the Lenders, the L/C Issuer,

and their Affiliates.

Each Lender and L/C Issuer is hereby
appointed agent for the purpose of perfecting the Administrative Agent’s security interest in assets which, in accordance with
Article 9 of the Uniform Commercial Code or other applicable law can be perfected only by possession.

Should any Lender or
L/C Issuer (other than the Administrative Agent) obtain possession of any Collateral,

such Lender or L/C Issuer shall notify the
Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to
the Administrative Agent or in accordance with the Administrative Agent’s instructions.

Section 10.12.

Authorization to Release, Limit or Subordinate

Liens or to Release Guaranties.

The Administrative
Agent is hereby irrevocably authorized by each of the Lenders, the L/C Issuer,

and their Affiliates to (a) release any Lien
covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this
Agreement and the relevant Collateral Documents (including a sale, transfer,

or disposition permitted by the terms of Section
8.10 or which has otherwise been consented to in accordance with Section 13.3),

(b) release or subordinate any Lien on
Collateral consisting of goods financed with purchase money indebtedness or under a Capital Lease to the extent such purchase
money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted by Sections 8.7(b) and
8.8(d), (c) reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than
the estimated value thereof to the extent necessary to reduce mortgage registry,

filing and similar tax, (d) release Liens on the
Collateral following termination or expiration of the Commitments and payment in full in cash of the Obligations (other than
contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit
that have been Cash Collateralized to the satisfaction of the Administrative Agent and relevant L/C Issuer) and, if then due,
Hedging Liability and Bank Product Obligations, and (e) release any Subsidiary from its obligations as a Guarantor if such
Person ceases to be a Subsidiary as a result of a transaction permitted under the

Loan Documents.

Upon the Administrative
Agent’s request, the Required Lenders

will confirm in writing the Administrative Agent’s

authority to release or subordinate its
interest in particular types or items of Property or to release any Person form its obligations as a Guarantor under the Loan
Documents.
Section 10.13.

Authorization of Administrative Agent to File Proofs

of Claim.

In case of the pendency of any
proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative

Agent
(irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by
declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower)
shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for the whole amount of the principal and interest owing and unpaid in
respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other
documents as may be necessary or advisable in order to have the claims of Lenders,

the L/C Issuer and the
Administrative Agent (including any claim for the reasonable compensation,

expenses, disbursements and advances of
the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other
amounts due the Lenders, the L/C Issuer and the Administrative Agent under the Loan Documents including, but not
limited to, Sections 3.1, 4.4, 4.5, and 13.4) allowed in such judicial proceeding;

and

(b)

to collect and receive any monies or other property payable or deliverable on any such claims and to
distribute the same;
and any custodian, receiver, assignee, trustee,

liquidator, sequestrator or other similar official

in any such judicial proceeding is
hereby authorized by each Lender and L/C Issuer to make such payments to the Administrative Agent and, in the event that the
Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the
Administrative Agent any amount due for the reasonable compensation,

expenses, disbursements and advances of the
Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.1 and
13.4.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or
adopt on behalf of any Lender or L/C Issuer any plan of reorganization,

arrangement, adjustment or composition affecting the
Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative

Agent to vote in respect of the claim of
any Lender or L/C Issuer in any such proceeding.

Section 10.14.

Certain ERISA Matters.

(a)

Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such
Person ceases being a Lender party hereto, for the benefit of, the Administrative

Agent and its Affiliates, and not, for the
avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party,

that at least one of the following is and will
be true:

(i)

such Lender is not using “plan assets” (within the meaning of Section 3(42) of

ERISA or otherwise)
of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and
performance of the Loans, the Letters of Credit, the Commitments or this Agreement;

(ii)

the transaction exemption set forth in one or more PTEs, such as PTE 84-14

(a class exemption for
certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption
for certain transactions involving insurance company general accounts),

PTE 90-1 (a class exemption for certain
transactions involving insurance company pooled separate

accounts), PTE 91-38 (a class exemption for certain
transactions

involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions
determined by in-house asset managers), is applicable with respect to such

Lender’s entrance into, participation in,
administration of and performance of the Loans, the Letters of Credit,

the Commitments and this Agreement; or

(iii)

(A) such Lender is an investment fund managed by a “Qualified Professional

Asset Manager”
(within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional

Asset Manager made the investment
decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit,
the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the
Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b)
through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender,

the requirements of subsection (a) of
Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and
performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

or

(iv)

such other representation, warranty and covenant as may be agreed in writing between the
Administrative Agent, in its sole discretion, and such Lender.

(b)

In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a
Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the
immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender
party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases
being a Lender party hereto, for the benefit of, the Administrative Agent and not,

for the avoidance of doubt, to or for the
benefit of any Borrower or any other Loan Party,

that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the
Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights
by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 10.15.

Recovery of Erroneous Payments
.

Notwithstanding anything to the contrary in this Agreement, if at any time the Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error
to any Lender, L/C Issuer or other secured party

hereunder, whether or not in respect of

an Obligation due and owing by the
Borrowers at such time, where such payment is a Rescindable Amount,

then in any such event, each such Person receiving a
Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount
received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from
and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative
Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative

Agent in accordance with banking
industry rules on interbank compensation.

Each Lender, each L/C Issuer and each other secured

party hereunder irrevocably
waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain
funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or
similar defenses (whether at law or in equity) to its obligation to return any Rescindable

Amount.

The Administrative Agent
shall inform each Lender, L/C Issuer or

other secured party hereunder that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount.

Each Person’s
obligations, agreements and waivers under this Section 10.16 shall survive the resignation or replacement of the Administrative
Agent, any transfer of rights or obligations by,

or the replacement of, a Lender or L/C Issuer, the termination of the
Commitments and/or the repayment, satisfaction or discharge

of all Obligations (or any portion thereof) under any Loan
Document.
S
ECTION
11.

T
HE
G
UARANTEES
.
Section 11.1.

The Guarantees
.

To induce the Lenders and L/C Issuer

to provide the credits described herein and in
consideration of benefits expected to accrue to the Borrower by reason of the Commitments and for other good and valuable
consideration, receipt of which is hereby acknowledged, each Wholly-owned

Subsidiary party hereto (including any Wholly-
owned Subsidiary executing an Additional Guarantor Supplement in the form attached hereto as Exhibit F or such other form
acceptable to the Administrative Agent) and the Borrower (as to the Secured

Obligations of another Loan Party) hereby
unconditionally and irrevocably guarantees jointly and severally to the Administrative

Agent, the Lenders, and the L/C Issuer
and their Affiliates, the due and punctual payment

of all present and future Secured Obligations, including, but not limited to, the due and punctual payment of principal of and interest on the Loans,

the Reimbursement Obligations, and the due and
punctual payment of all other Obligations now or hereafter owed by the Borrower under the Loan Documents and the due and
punctual payment of all Hedging Liability and Bank Product Obligations,

in each case as and when the same shall become due
and payable, whether at stated maturity,

by acceleration, or otherwise, according to the terms hereof and thereof (including all
interest, costs, fees, and charges after the entry of an order for relief against the Borrower or such other obligor in a case under
the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an
allowed claim against the Borrower or any such obligor in any such proceeding); provided, however,

that, with respect to any
Guarantor, Hedging Liability guaranteed

by such Guarantor shall exclude all Excluded Swap Obligations.

In case of failure by
the Borrower or other obligor punctually to pay any Secured Obligations guaranteed hereby, each Guarantor hereby
unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall
become due and payable, whether at stated maturity,

by acceleration, or otherwise, and as if such payment were made by the
Borrower or such obligor. Only direct

and indirect Wholly-owned Subsidiaries of the Borrower that are Domestic Subsidiaries shall be required to be a Guarantor and bound by the guaranty provisions of this Section

11.

Section 11.2.

Guarantee Unconditional
.

The obligations of each Guarantor under this Section 11

shall be
unconditional and absolute and, without limiting the generality of the foregoing,

shall not be released, discharged, or otherwise
affected by:

(a)

any extension, renewal, settlement, compromise, waiver,

or release in respect of any obligation of
any Loan Party or other obligor or of any other guarantor under this Agreement or any other Loan Document or by
operation of law or otherwise;

(b)

any modification or amendment of or supplement to this Agreement or any other

Loan Document or
any agreement relating to Hedging Liability or Bank Product Obligations;

(c)

any change in the corporate existence, structure, or ownership of, or any insolvency,

bankruptcy,
reorganization, or other similar proceeding affecting,

any Loan Party or other obligor, any other guarantor,

or any of
their respective assets, or any resulting release or discharge of any obligation of any Loan Party or other obligor or of
any other guarantor contained in any Loan Document;

(d)

the existence of any claim, set-off, or other rights which any Loan

Party or other obligor or any other
guarantor may have at any time against the Administrative Agent, any Lender,

the L/C Issuer or any other Person,
whether or not arising in connection herewith;

(e)

any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to
exercise, any rights or remedies against any Loan Party or other obligor,

any other guarantor, or any other Person or
Property;

(f)

any application of any sums by whomsoever paid or howsoever realized to any obligation of any
Loan Party or other obligor, regardless of what

obligations of any Loan Party or other obligor remain unpaid;

(g)

any invalidity or unenforceability relating to or against any Loan Party or other obligor or any other
guarantor for any reason of this Agreement or of any other Loan Document or any agreement relating to Hedging
Liability or Bank Product Obligations or any provision of applicable law or regulation purporting to prohibit the
payment by any Loan Party or other obligor or any other guarantor of the principal of or interest on any Loan or any
Reimbursement Obligation or any other amount payable under the Loan Documents or any agreement relating to
Hedging Liability or Bank Product Obligations; or

(h)

any other act or omission to act or delay of any kind by the Administrative Agent,

any Lender, the
L/C Issuer, or any other Person or any other

circumstance whatsoever that might, but for the provisions of this subsection, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 11.
Section 11.3.

Discharge Only upon Payment in Full; Reinstatement

in Certain Circumstances
.

Each Guarantor’s
obligations under this Section 11 shall remain

in full force and effect until the Commitments are terminated, all Letters of
Credit have expired, and the principal of and interest on the Loans and all other amounts payable by the Borrower and the other
Loan Parties under this Agreement and all other Loan Documents and, if then outstanding and unpaid, all Hedging Liability and
Bank Product Obligations shall have been paid in full.

If at any time any payment of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable by any

Loan Party or other obligor or any guarantor under the
Loan Documents or any agreement relating to Hedging Liability or Bank Product

Obligations is rescinded or must be otherwise
restored or returned upon the insolvency,

bankruptcy, or reorganization

of such Loan Party or other obligor or of any guarantor,
or otherwise, each Guarantor’s obligations under this Section

11 with respect to such payment shall be reinstated

at such time as
though such payment had become due but had not been made at such time.
Section 11.4.

Subrogation
.

Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder,

or otherwise, until all the Secured Obligations shall have been paid in full subsequent to the termination of all the Commitments and expiration of all Letters of Credit.

If any amount shall be paid to a
Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Secured
Obligations and all other amounts payable by the Loan Parties hereunder and the other Loan Documents and (y) the termination
of the Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the
Administrative Agent, the Lenders, and the L/C Issuer (and their Affiliates)

and shall forthwith be paid to the Administrative
Agent for the benefit of the Lenders and L/C Issuer (and their Affiliates)

or be credited and applied upon the Secured
Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.
Section 11.5.

Subordination
.

Each Guarantor (each referred to herein as a
“Subordinated Creditor” ) hereby
subordinates the payment of all indebtedness, obligations, and liabilities of the Borrower or other Loan Party owing to such
Subordinated Creditor, whether now existing

or hereafter arising, to the indefeasible payment in full in cash of all Secured
Obligations.

During the existence of any Event of Default, subject to Section 11.4,

any such indebtedness, obligation, or
liability of the Borrower or other Loan Party owing to such Subordinated

Creditor shall be enforced and performance received
by such Subordinated Creditor as trustee for the benefit of the holders of the

Secured Obligations and the proceeds thereof shall
be paid over to the Administrative Agent for application to the Secured

Obligations (whether or not then due), but without
reducing or affecting in any manner the liability of such Guarantor under this Section 11.
Section 11.6.

Waivers
.

Each Guarantor irrevocably waives acceptance hereof, presentment,

demand, protest, and
any notice not provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent,
any Lender, the L/C Issuer,

or any other Person against the Borrower or any other Loan Party or other obligor,

another
guarantor, or any other Person.

Section 11.7.

Limit on Recovery
.

Notwithstanding any other provision hereof, the right of recovery against each
Guarantor under this Section 11 shall not exceed

$1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 11 void or voidable

under applicable law, including,

without limitation, fraudulent conveyance
law.
Section 11.8.

Stay of Acceleration
.

If acceleration of the time for payment of any amount payable by the Borrower or other Loan Party or other obligor under this Agreement or any other Loan Document,

or under any agreement relating to
Hedging Liability or Bank Product Obligations, is stayed upon the insolvency,

bankruptcy or reorganization of the Borrower or
such other Loan Party or obligor, all such

amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, or under any agreement relating to Hedging

Liability or Bank Product Obligations, shall nonetheless be
payable by the Guarantors hereunder forthwith on demand by the Administrative

Agent made at the request or otherwise with
the consent of the Required Lenders.
Section 11.9.

Benefit to Guarantors
.

The Loan Parties are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower and the other

Loan Parties has a direct impact on the success of
each other Loan Party.

Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit
hereunder, and each Guarantor acknowledges

that this guarantee is necessary or convenient to the conduct, promotion

and
attainment of its business.
Section 11.10.

Keepwell
.

Each Qualified ECP Guarantor hereby jointly and severally absolutely,

unconditionally and
irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to
honor all of its obligations under this Guaranty in respect of Swap Obligations (provided,

however, that each Qualified ECP
Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without
rendering its obligations under this Section, or otherwise under this Guaranty,

voidable under applicable law relating to
fraudulent conveyance or fraudulent transfer,

and not for any greater amount).

The obligations of each Qualified ECP
Guarantor under this Section shall remain in full force and effect until discharged in accordance with Section 11.3.

Each
Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell,
support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the
Commodity Exchange Act.

S
ECTION
12.

C
OLLATERAL
.
Section 12.1.

Collateral
.

The Secured Obligations shall be secured by valid, perfected, and enforceable

Liens on all
right, title, and interest of each Loan Party in all of its accounts, chattel paper,

instruments, documents, payment intangibles,
letter-of-credit rights, supporting obligations, deposit accounts,

inventory and farm products and certain other Property as
specifically set forth in the Collateral Documents whether now owned or hereafter acquired or arising, and all proceeds thereof;
provided, however,
that:

(i) the Collateral shall not include Excluded Property,

and (ii)

the Collateral need not include (or be
perfected if a Lien is granted) those assets of any Loan Party as to which the Administrative

Agent in its sole discretion
determines that the cost of obtaining a security interest in or perfection thereof are excessive in relation to the value of the
security to be afforded thereby.

Each Loan Party acknowledges and agrees that the Liens on the Collateral shall be granted to
the Administrative Agent for the benefit of the holders of the Secured Obligations and shall be valid and perfected first priority
Liens (to the extent perfection by filing, registration, recordation, possession or control is required herein or in any other Loan
Document) subject to the proviso appearing at the end of the preceding sentence and to Liens permitted by Section 8.8, in each
case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to the
Administrative Agent.

Section 12.2.

Depository Banks
.

Each Loan Party shall maintain the Administrative Agent (or one of its Affiliates)
as its primary depository bank, including for its principal operating, administrative,

cash management, lockbox arrangements,
collection activity,

and other deposit accounts for the conduct of its business.
Section 12.3.

Further Assurances
.

Each Loan Party agrees that it shall, from time to time at the request of the
Administrative Agent, execute and deliver such documents and do such acts and things as the Administrative Agent may
reasonably request in order to provide for or perfect or protect such Liens on the Collateral.

In the event any Loan Party forms
or acquires any other Subsidiary after the date hereof, except as otherwise provided in the definition of Guarantor, the Loan
Parties shall promptly upon such formation or acquisition cause such newly formed or acquired Subsidiary to execute a
Guaranty Agreement and such Collateral Documents as the Administrative

Agent may then require, and the Loan Parties shall
also deliver to the Administrative Agent, or cause such Subsidiary to deliver to the Administrative Agent, at the Borrower’s
cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative
Agent in connection therewith.

S
ECTION
13.

M
ISCELLANEOUS
.

Section 13.1.

Notices
.

(a)
Notices Generally.

Except in the case of notices and other communications expressly permitted to be given by
telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be
in writing and shall be delivered by hand or overnight courier services or mailed by certified or registered mail as follows:

(i)

if to the Borrower or any other Loan Party,

to it at 1052 Highland Colony Parkway,

Suite 200,
Ridgeland, MS 39157, Attention of Max Bowman, Vice

President and Chief Financial Officer; Telephone

No. (601)
718-4238 with a copy to the same address to the attention of Robert Holladay,

General Counsel; Telephone No.

(601)
948-6813;

(ii)

if to the Administrative Agent or to BMO Harris Bank N.A. in its capacity as L/C Issuer,

to BMO
Harris Bank N.A. at 111

West Monroe Street,

Chicago, Illinois 60603, Attention of David J. Bechstein; Telephone

No.
(312) 461-5174);

(iii)

if to a Lender, to it at its address set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.

Notices delivered through electronic communications, to the extent provided in subsection (b) below, shall be
effective as provided in said subsection (b).

(b)
Electronic Communications.

Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication

(including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C
Issuer pursuant to Sections 2.2, 2.3 and 2.6 if such Lender or L/C Issuer,

as applicable, has notified the Administrative Agent
that it is incapable of receiving notices under such Sections by electronic communication.

The Administrative Agent or the
Borrower may, in its discretion,

agree to accept notices and other communications to it hereunder by electronic communications
pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address
shall be deemed received upon the sender’s receipt of an

acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its
e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and
identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to
have been sent at the opening of business on the next business day for the recipient.

(c)
Change of Address, etc.

Any party hereto may change its address or facsimile number for notices and other
communications hereunder by notice to the other parties hereto.

(d)
Platform.

(i) Each Loan Party agrees that the Administrative Agent may,

but shall not be obligated to, make the
Communications (as defined below) available to the L/C Issuers and the other Lenders by posting the Communications on Debt
Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the
“Platform” ).

(ii)

The Platform is provided “as is” and “as available.”

The Agent Parties (as defined below) do not
warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications.

No warranty of any kind, express, implied or statutory,

including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is
made by any Agent Party in connection with the Communications or the Platform.

In no event shall the
Administrative Agent or any of its Related Parties (collectively,

the
“Agent Parties” ) have any liability to the
Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including,
without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort,
contract or otherwise) arising out of the Borrower’s, any

Loan Party’s or the Administrative Agent’s

transmission of
communications through the Platform, except to the extent that such losses, claims, damages and liabilities or expenses
are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the
gross negligence or willful misconduct of the Agent Parties.

“Communications”

means, collectively,

any notice,
demand, communication, information, document or other material provided by or on behalf of any Loan Party
pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative
Agent, any Lender or any L/C Issuer by means of electronic communications pursuant to this Section, including
through the Platform.

(e)
Private Side Designation
.

Each public Lender agrees to cause at least one individual at or on behalf of such public Lender to all times have selected the “Private Side Information” or similar designation on the content declaration screen
of the Platform in order to enable such public Lender or its delegate, in accordance with such public Lender’s compliance
procedures and applicable laws, including United States Federal and state securities applicable laws, to make reference to
Borrower or any Loan Party materials that are not made available through the

“Public Side Information” portion of the Platform
and that may contain material non-public information with respect to the Borrower or any Loan Party or their securities for
purposes of United States Federal or state securities applicable laws.
Section 13.2.

Successors and Assigns
.

(a)
Successors and Assigns Generally.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower

nor
any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written
consent of the Administrative Agent and each Lender,

and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of
participation in accordance with the provisions of paragraph (d)

of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by
any party hereto shall be null and void).

Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to

the extent
provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each

of the
Administrative Agent and the Lenders) any legal or equitable right,

remedy or claim under or by reason of this Agreement.

(b)
Assignments by Lenders.

Any Lender may at any time assign to one or more assignees all or a portion of its
rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to
it); provided

that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions:

(i)
Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning
Lender’s Commitments and the Loans at the time owing to it (in each case with respect to any Facility) or in the case
of an assignment to a Lender or an Affiliate of a Lender,

no minimum amount need be assigned; and

(B)

in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the relevant
Commitment (which for this purpose includes Loans outstanding thereunder)

or, if the applicable Commitment is not
then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment
(determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the
Administrative Agent or, if “Trade Date”
is specified in the Assignment and Assumption, as of the Trade

Date) shall
not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred
and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)
Proportionate Amounts.

Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the
Commitment assigned.

(iii)
Required Consents.

No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A)

the consent of the Borrower (such consent not to be unreasonably withheld or delayed)

shall
be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or
(y) such assignment is to a Lender or an Affiliate of a Lender; provided that the Borrower shall be deemed to
have consented to any such assignment unless it shall object thereto by written notice to the Administrative
Agent within ten (10) Business Days after having received notice thereof;

(B)

the consent of the Administrative Agent (such consent not to be unreasonably withheld or
delayed) shall be required for assignments in respect of (i) the Revolving

Facility if such assignment is to a
Person that is not a Lender with a Commitment in respect of the Revolving

Facility or an Affiliate of such
Lender, or (ii) any Incremental Term

Loans to a Person who is not a Lender or an Affiliate of a Lender; and

(C)

the consent of each L/C Issuer and Swingline Lender shall be required for any assignment in respect of the Revolving Facility.

(iv)
Assignment and Assumption.

The parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
provided
that the Administrative Agent may,

in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment .

The assignee, if it is not a Lender, shall deliver to

the Administrative Agent an
Administrative Questionnaire.

(v)
No Assignment to Certain Persons.

No such assignment shall be made to (A) the Borrower or any
other Loan Party or any Loan Party’s Affiliates

or Subsidiaries or (B) to any Defaulting Lender or any of its
Subsidiaries, or any Person who, upon becoming a Lender hereunder,

would constitute any of the foregoing Persons
described in this clause (B).

(vi)
No Assignment to Natural Persons.

No such assignment shall be made to a natural Person (or a
holding company,

investment vehicle or trust for or owned and operated for the primary benefit of a natural person)
(herein any of the foregoing is a “natural Person”).

(vii)
Certain Additional Payments.

In connection with any assignment of rights and obligations of any
Defaulting Lender hereunder, no such

assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent
in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases
by the assignee of participations or subparticipations, or other compensating actions, including funding, with the
consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but
not funded by the Defaulting Lender,

to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the
Administrative Agent, each L/C Issuer, the Swingline

Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of
Credit and Swingline Loans in accordance with its Percentage.

Notwithstanding the foregoing, in the event that any
assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law
without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a
Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and
after the effective date specified in each Assignment and Assumption,

the assignee thereunder shall be a party to this
Agreement and, to the extent of the interest assigned by such Assignment and

Assumption, have the rights and obligations of a
Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such
Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and
Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a
party hereto) but shall continue to be entitled to the benefits of Sections 13.4 and 13.6 with respect to facts and circumstances
occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder
arising from that Lender’s having been a Defaulting Lender.

Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such
Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c)
Register.

The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain
at one of its offices in Chicago, Illinois a copy of each Assignment and Assumption delivered to it and a register for the
recordation of the names and addresses of the Lenders, and the Commitments of,

and principal amounts (and stated interest) of
the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”
).

The entries in the Register
shall be conclusive absent manifest error,

and the Borrower, the Administrative Agent

and the Lenders shall treat each Person
whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.

The Register shall be available for inspection by the Borrower and any

Lender, at any reasonable time and from time to

time
upon reasonable prior notice.

(d)
Participations.

Any Lender may at any time, without the consent of, or notice to, the Borrower or the
Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any other Loan Party or
any Loan Party’s Affiliates

or Subsidiaries or any other Person prohibited under Section 13.2 (b)(v)

(each, a
“Participant” ) in
all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it);

provided

that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii)
such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the
Borrower, the Administrative Agent, the

L/C Issuers and Lenders shall continue to deal solely and directly with such Lender in
connection with such Lender’s rights and obligations under this Agreement.

For the avoidance of doubt, each Lender shall be
responsible for the indemnity under Section 10.8 with respect to any payments made by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall
retain the sole right to enforce this Agreement and to approve any amendment,

modification or waiver of any provision of this
Agreement; provided
that such agreement or instrument may provide that such Lender will not, without the consent of the
Participant, agree to any amendment, modification or waiver described in Section 13.3 that expressly relate to amendments
requiring the unanimous consent of the Lenders in the Revolving Facility in which such Participant participates.

The Borrower
agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.4,

and 4.5 (subject to the requirements and
limitations therein, including the requirements under Section 4.1(g) (it being understood that the documentation required under
Section 4.1(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its
interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.12 and 4.7 as if it were an assignee under paragraph (b)

of this Section; and (B) shall not be entitled to
receive any greater payment under Sections 4.1 or 4.4, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law
that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the
Borrower’s request and expense, to use reasonable efforts

to cooperate with the Borrower to effectuate the provisions of Section
2.12 with respect to any Participant.

To the extent permitted by

law, each Participant also shall be entitled

to the benefits of
Section 13.6 (Right of Setoff) as though it were a Lender; provided that such Participant agrees to be subject to Section 13.7
(Sharing of Payments by Lenders) as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain

a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan
Documents (the “Participant Register” ); provided

that no Lender shall have any obligation to disclose all or any portion of the
Participant Register (including the identity of any Participant or any information relating to a Participant’s interest

in any
commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that
such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form
under Section 5f.103-1(c) of the United States Treasury

Regulations.

The entries in the Participant Register shall be conclusive
absent manifest error, and such Lender shall treat each

Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

For the avoidance of doubt,
the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant
Register.

(e)
Certain Pledges.

Any Lender may at any time pledge or assign a security interest in all or any portion of its
rights under this Agreement to secure obligations of such Lender,

including any pledge or assignment to secure obligations to a
Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 13.3.

Amendments.

Any provision of this Agreement or the other Loan Documents may be amended

or
waived if, but only if, such amendment or waiver is in writing and is signed by (a)

the Borrower, (b) the Required Lenders (or
the Administrative Agent acting at the direction of the Required Lenders)

(except as otherwise stated below to require only the
consent of the Lenders affected thereby), and (c) if the rights or duties of the Administrative Agent, the L/C Issuer,

or the
Swingline Lender are affected thereby,

the Administrative Agent, the L/C Issuer,

or the Swingline Lender, as applicable;
provided

that:

(i)

no amendment or waiver pursuant to this Section 13.3 shall (A) increase any

Commitment of any
Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled
payment of any principal of or interest on any Loan or of any Reimbursement

Obligation or of any fee payable
hereunder without the consent of the Lender to which such payment is owing or which has committed to make such
Loan or Letter of Credit (or participate therein) hereunder; provided, however,

that only the consent of the Required
Lenders shall be necessary (i) to amend the default rate provided in Section 2.9 or to waive any obligation of the
Borrower to pay interest or fees at the default rate as set forth therein or (ii) to amend any financial covenant hereunder
(or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest or any
fee payable hereunder;

(ii)

no amendment or waiver pursuant to this Section 13.3 shall, unless signed by each Lender, change
the definition of Required Lenders, change the provisions of this Section 13.3,

change Section 13.7 in a manner that
would affect the ratable sharing of setoffs

required thereby, change

the application of payments contained in Section
3.1 or 9.5, release any material Guarantor or all or substantially all of the Collateral

(except as otherwise provided for
in the Loan Documents), or affect the number of Lenders required to take any action hereunder or under any other
Loan Document;

(iii)

no amendment or waiver pursuant to this Section 13.3 shall, unless signed by each Lender affected
thereby, extend

the Revolving Credit Termination

Date, or extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Termination

Date; and

(iv)

no amendment to Section 11 shall be made

without the consent of the Guarantor(s) affected thereby.
Notwithstanding anything to the contrary herein, (1) no Defaulting Lender shall have any right to approve or disapprove any
amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all
Lenders or each affected Lender may be effected

with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender
and (y) any waiver, amendment or modification

requiring the consent of all Lenders or each affected Lender that by its terms
affects any Defaulting Lender more adversely than other

affected Lenders shall require the consent of such Defaulting Lender,
(2) if the Administrative Agent and the Borrower have jointly identified an obvious error or any error or omission of a technical
nature, in each case, in any provision of the Loan Documents, then the Administrative

Agent and the Borrower shall be
permitted to amend such provision, (3) guarantees, collateral security documents and related documents executed by the
Borrower or any other Loan Party in connection with this Agreement may be in a form reasonably determined by the
Administrative Agent and may be amended, supplemented or waived without the consent of any Lender if such amendment,
supplement or waiver is delivered in order to (x) comply with local law or advice of local counsel, (y) cure ambiguities,
omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with
this Agreement and the other Loan Documents, (4) the Borrower and the Administrative Agent may,

without the input or
consent of any other Lender, effect

amendments to this Agreement and the other Loan Documents as may be necessary in the
reasonable opinion of the Borrower and the Administrative Agent to effect the provisions of Section 2.15, and (5) this Section
13.3 shall be subject to the terms of Section 4.3(c) in all respects.

Section 13.4.

Costs and Expenses; Indemnification
.

(a)
Costs and Expenses.

The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred
by the Administrative Agent and its Affiliates (including

the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent), in connection with the syndication of the Revolving Facility of any Incremental Term

Loan, the
preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any
amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including, without limitation, such documented fees and expenses incurred in connection
with (x) the creation, perfection or protection of the Liens under the

Loan Documents (including all title insurance fees and all
search, filing and recording fees) and (y) environmental assessments, insurance reviews, collateral audits and valuations, and
field exams as provided herein, (ii) all documented reasonable out-of-pocket expenses incurred by any L/C Issuer in connection
with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all
documented out-of-pocket expenses incurred by the Administrative

Agent, any Lender or any L/C Issuer (including the fees,
charges and disbursements of any outside counsel for the Administrative

Agent, any Lender or any L/C Issuer), and shall pay
all fees and time charges for attorneys who may be employees of the

Administrative Agent, any Lender or any L/C Issuer,

in
connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan
Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued
hereunder, including all such documented

out-of-pocket expenses incurred during any workout, restructuring or negotiations in
respect of such Loans or Letters of Credit (including all such costs and expenses incurred in connection with any proceeding
under the United States Bankruptcy Code involving the Borrower or any other Loan Party as a debtor thereunder).

(b)
Indemnification by the Loan Parties.

Each Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer,

and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee” ) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any outside counsel for any Indemnitee), incurred by
any Indemnitee or asserted against any Indemnitee by any Person (including any third party or the Borrower or any other Loan
Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan
Document or any agreement or instrument contemplated hereby or thereby,

the performance by the parties hereto of their
respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby,

or, in
the case of Administrative Agent (and any sub-agent thereof), any

Swingline Lender and L/C Issuer, and their Related Parties,
the administration and enforcement of this Agreement and the other

Loan Documents (including all such costs and expenses
incurred in connection with any proceeding under the United States Bankruptcy

Code involving the Borrower or any other
Loan Party as a debtor thereunder), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom
(including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in
connection with such demand do not strictly comply with the terms of such

Letter of Credit), (iii) any Environmental Claim or
Environmental Liability,

including with respect to the actual or alleged presence or Release of Hazardous Materials, wastes,

or
products, including manure, at, on or from any property owned or operated by any Loan Party or any of its Subsidiaries or at
any off-site location, related in any way to any Loan Party or any of its Subsidiaries,

or (iv) any actual or prospective claim,
litigation, investigation or proceeding relating to any of the foregoing,

whether based on contract, tort or any other theory,
whether brought by a third party or by the Borrower or any other Loan Party,

and regardless of whether any Indemnitee is a
party thereto (including, without limitation, any settlement arrangement arising from or relating to the foregoing);
provided that
such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related
expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the
gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other
Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan
Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as
determined by a court of competent jurisdiction.

This subsection (b) shall not apply with respect to Taxes

other than any Taxes
that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)
Reimbursement by Lenders.

To the extent

that (i) the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by any of them to the Administrative Agent (or any
sub-agent thereof), any L/C Issuer, any

Swingline Lender or any Related Party or (ii) any liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever are imposed on, incurred by,

or
asserted against, Administrative Agent, the L/C Issuer,

any Swingline Lender or a Related Party in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Administrative Agent,
the L/C Issuer, any Swingline Lender or

a Related Party in connection therewith, then, in each case, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent),

such L/C Issuer, such Swingline Lender or

such Related
Party, as the case may be, such Lender’s

pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s

share of the Total Credit Exposure

at such time) of such unpaid amount
(including any such unpaid amount in respect of a claim asserted by such

Lender);
provided

that with respect to such unpaid
amounts owed to any L/C Issuer or Swingline Lender solely in its capacity as such,

only the Lenders party to the Revolving
Facility shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’
pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on
each such Lender’s share of the Revolving Credit Exposure

at such time); and
provided, further,

that the unreimbursed expense
or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the
Administrative Agent (or any such sub-agent), such L/C Issuer or such Swingline Lender in its capacity as such, or against any
Related Party of any of the foregoing acting for the Administrative Agent

(or any such sub-agent), such L/C Issuer or any such
Swingline Lender in connection with such capacity.

The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 13.15.

(d)
Waiver of

Consequential Damages, Etc.

To the fullest extent permitted

by applicable law, the Loan

Parties shall
not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential
or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this
Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions

contemplated
hereby or thereby, any

Loan or Letter of Credit, or the use of the proceeds thereof.

No Indemnitee referred to in subsection (b)
above shall be liable for any damages arising from the use by unintended recipients of any information or other materials
distributed by it through telecommunications, electronic or other information transmission systems in connection with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)
Payments.

All amounts due under this Section shall be payable not later than 30 days after demand therefor.

(f)
Survival.

Each party’s obligations under this Section

shall survive the termination of the Loan Documents and
payment of the obligations hereunder.
Section 13.5.

No Waiver,

Cumulative Remedies.

No delay or failure on the part of the Administrative Agent, the
L/C Issuer, or any Lender,

or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right
under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial
exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

The
rights and remedies hereunder of the Administrative Agent, the L/C Issuer,

the Lenders, and of the holder or holders of any of
the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

Section 13.6.

Right of Setoff.

In addition to any rights now or hereafter granted under the Loan Documents or applicable law and not by way of limitation of any such rights, if an Event of Default shall have occurred and be continuing,
each Lender, each L/C Issuer,

and each of their respective Affiliates is hereby authorized at any time and from time to time, to
the fullest extent permitted by applicable law,

to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by
such Lender, such L/C Issuer or any such Affiliate,

to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any
other Loan Document to such Lender or such L/C Issuer or their respective Affiliates,

irrespective of whether or not such
Lender, L/C Issuer or Affiliate

shall have made any demand under this Agreement or any other Loan Document and although
such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or
Affiliate of such Lender or such L/C Issuer different

from the branch, office or Affiliate holding such deposit

or obligated on
such indebtedness; provided
that in the event that any Defaulting Lender shall exercise any such right of setoff,

(x) all amounts
so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions
of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed
held in trust for the benefit of the Administrative Agent, the L/C Issuers, and the Lenders,

and (y) the Defaulting Lender shall
provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such
Defaulting Lender as to which it exercised such right of setoff.

The rights of each Lender, each L/C Issuer and their respective
Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender,

such
L/C Issuer or their respective Affiliates may have.

Each Lender and L/C Issuer agrees to notify the Borrower and the
Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
Section 13.7.

Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder
resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein,

then the Lender receiving such greater
proportion shall (a) notify the Administrative Agent of such fact, and (b)

purchase (for cash at face value) participations in the
Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and
accrued interest on their respective Loans and other amounts owing them; provided that:

(a)

if any such participations are purchased and all or any portion of the payment giving rise thereto is
recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery,
without interest; and

(b)

the provisions of this Section shall not be construed to apply to (x) any payment made by the
Borrower pursuant to and in accordance with the express terms of this Agreement

(including the application of funds
arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the
assignment of or sale of a participation in any of its Loans or participations in L/C Obligations to any assignee or
participant, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall
apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that

any
Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff
and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the
amount of such participation.
Section 13.8.

Survival of Representations.

All representations and warranties made herein or in any other Loan
Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the
other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.
Section 13.9. Survival of Indemnities.

All indemnities and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Loans and Letters of
Credit, including, but not limited to, Sections 4.1, 4.4, 4.5, and 13.4,

shall survive the termination of this Agreement and the
other Loan Documents and the payment of the Obligations.

Section 13.10.

Counterparts; Integration; Effectiveness
.

(a)
Counterparts; Integration; Effectiveness.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

This Agreement and the other Loan Documents, and any separate letter agreements with respect to
fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof
and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Except
as provided in Section 7.2, this Agreement shall become effective when it shall have been executed by the Administrative
Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures
of each of the other parties hereto.

Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in
electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)
Electronic Execution of Assignments.

The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic
form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a
paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the
Federal Electronic Signatures in Global and National Commerce Act, the

Illinois State Electronic Commerce Security Act, or
any other similar state laws based on the Uniform Electronic Transactions

Act.

Section 13.11.

Headings.

Section headings used in this Agreement are for reference only and shall not affect the
construction of this Agreement.
Section 13.12.

Severability of Provisions.

Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

All rights, remedies and
powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof
does not violate any applicable mandatory provisions of law,

and all the provisions of this Agreement and other Loan
Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited
to the extent necessary so that they will not render this Agreement or the other Loan

Documents invalid or unenforceable.
Section 13.13.

Construction
.

The parties acknowledge and agree that the Loan Documents shall not be construed
more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties
hereto contributed substantially to the negotiation of the Loan Documents.

The provisions of this Agreement relating to
Subsidiaries shall only apply during such times as the Borrower has one or more Subsidiaries.

N
OTHING CONTAINED HEREIN
SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY

ACT OR OMISSION WHICH IS PROHIBITED

BY THE TERMS OF ANY
C
OLLATERAL
D
OCUMENT
,

THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION

TO AND NOT IN SUBSTITUTION FOR THE
COVENANTS AND AGREEMENTS CONTAINED IN THE
C
OLLATERAL
D
OCUMENTS
.
Section 13.14.

Excess Interest
.

Notwithstanding any provision to the contrary contained herein or in any other Loan
Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the
maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the
collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan
Document ( “Excess Interest”
).

If any Excess Interest is provided for, or is adjudicated

to be provided for, herein or in any
other Loan Document, then in such event (a) the provisions of this Section shall govern and control, (b) neither the Borrower
nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c)

any Excess Interest that the Administrative
Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent,

be (i) applied as a credit
against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed
the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing,

(d)
the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the
maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate” ), and this Agreement and the other
Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant
interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent
or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

Notwithstanding the
foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the
applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of
interest payable on the Borrower’s Obligations shall remain at the

Maximum Rate until the Lenders have received the amount
of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest
not been limited to the Maximum Rate during such period.

Section 13.15.

Lender’s

and L/C Issuer’s

Obligations Several
.

The obligations of the Lenders and L/C Issuer
hereunder are several and not joint.

Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership,

association, joint venture or other entity.
Section 13.16.

No Advisory or Fiduciary Responsibility
.

In connection with all aspects of each transaction
contemplated hereby (including in connection with any amendment,

waiver or other modification hereof or of any other Loan
Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no
fiduciary, advisory or

agency relationship between any Loan Party and its Subsidiaries and the Administrative

Agent, the L/C
Issuer, or any Lender is intended to be or

has been created in respect of the transactions contemplated hereby or by the other
Loan Documents, irrespective of whether the Administrative Agent,

the L/C Issuer, or any Lender has advised or is advising
any Loan Party or any of its Subsidiaries on other matters, (ii) the arranging and other services regarding this Agreement
provided by the Administrative Agent, the L/C Issuer,

and the Lenders are arm’s-length commercial

transactions between such
Loan Parties and their Affiliates, on the one hand, and the

Administrative Agent, the L/C Issuer, and the

Lenders, on the other
hand, (iii) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed
appropriate and (iv) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of
the transactions contemplated hereby and by the other Loan Documents;

and (b) (i) the Administrative Agent, the L/C Issuer,
and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant
parties, has not been, is not, and will not be acting as an advisor,

agent or fiduciary for any Loan Party or any of its Affiliates, or any other Person; (ii) none of the Administrative Agent, the L/C Issuer,

and the Lenders has any obligation to any Loan Party or
any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and
in the other Loan Documents; and (iii) the Administrative Agent, the

L/C Issuer, and the Lenders and their respective Affiliates
may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that
differ from those of any Loan Party and its Affiliates,

and none of the Administrative Agent, the L/C Issuer,

and the Lenders
has any obligation to disclose any of such interests to any Loan Party or its Affiliates.

To the fullest extent permitted

by law,
each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the L/C Issuer, and
the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any
transaction contemplated hereby.
Section 13.17.

Governing Law; Jurisdiction; Consent to Service of Process
.

(a) This Agreement, the Notes and the
other Loan Documents (except as otherwise specified therein), and the rights and duties of the parties hereto, shall be construed
and determined in accordance with the laws of the State of Illinois without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

(b)

Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the
nonexclusive jurisdiction of the United States District Court for the Northern

District of Illinois and of any Illinois State court
sitting in the City of Chicago, and any appellate court from any thereof,

in any action or proceeding arising out of or relating to
any Loan Document, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and
unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois
State court or, to the extent permitted by applicable

Legal Requirements, in such federal court.

Each party hereto hereby agrees
that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on
the judgment or in any other manner provided by applicable Legal Requirements.

Nothing in this Agreement or any other Loan
Document or otherwise shall affect any right that the Administrative Agent,

the L/C Issuer or any Lender may otherwise have
to bring any action or proceeding relating to this Agreement or any other Loan

Document against the Borrower or any
Guarantor or its respective properties in the courts of any jurisdiction.

(c)

Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable
Legal Requirements, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding
arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 13.17(b).

Each
party hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, the defense of an
inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement irrevocably consents to service of process in any action or proceeding arising out
of or relating to any Loan Document, in the manner provided for notices

(other than telecopy or e-mail) in Section 13.1.

Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Legal Requirements.

Section 13.18.

Waiver of

Jury Trial
.

Each party hereto hereby irrevocably waives, to the fullest extent permitted by
applicable Legal Requirements, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out
of or relating to any Loan Document or the transactions contemplated thereby

(whether based on contract, tort or any other
theory).

Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or
otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges
that it and the other parties hereto have been induced to enter into this Agreement by, among other things,

the mutual waivers
and certifications in this Section.
Section 13.19.

USA Patriot Act
.

Each Lender and L/C Issuer that is subject to the requirements of the USA Patriot
Act (Title III of Pub. L. 107-56 (signed into law October

26, 2001)) (the
“Act” ) hereby notifies the Borrower that pursuant to
the requirements of the Act, it is required to obtain, verify,

and record information that identifies the Borrower,

which
information includes the name and address of the Borrower and other information that will allow such Lender or L/C Issuer to
identify the Borrower in accordance with the Act.
Section 13.20.

Confidentiality
.

Each of the Administrative Agent, the Lenders and the L/C Issuers agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its
Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential
nature of such Information and instructed and agrees to keep such Information confidential);

(b) to the extent required by any
regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory
authority, such as the National

Association of Insurance Commissioners); (c) to the extent required by applicable laws or
regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any
remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other
Loan Document or the enforcement of rights hereunder or thereunder; (f)

subject to an agreement containing provisions
substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or
Participant in, any of its rights and obligations under this Agreement,

or (ii) any actual or prospective party (or its Related
Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its
obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating
any Loan Party or its Subsidiaries or the Revolving Facility or any Incremental

Term Loan or (ii) the CUSIP Service

Bureau or
any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Facility or
Incremental Term

Loan; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly
available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender,
any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For
purposes of this Section, “Information”

means all information received from a Loan Party or any of its Subsidiaries relating to
a Loan Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to
the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by a Loan Party or any of
its Subsidiaries; provided

that, in the case of information received from a Loan Party or any of its Subsidiaries after the date
hereof, such information is clearly identified at the time of delivery as confidential or is information that is not made available
to the public and as such whether or not marked as confidential is to be held in confidence by the recipient.

Any Person
required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its
obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as
such Person would accord to its own confidential information.

Section 13.21.

Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to
the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each
party hereto (including any party becoming a party hereto by virtue of an Assignment and Assumption) acknowledges that any
liability of any EEA Financial Institution arising under any Loan Document,

to the extent such liability is unsecured, may be
subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and
acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and

Conversion Powers by an EEA Resolution Authority to any
such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution;
and

(b)

the effects of any Bail-in Action on any such liability,

including, if applicable:

(i)

a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of
ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued
to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it
in lieu of any rights with respect to any such liability under this Agreement or any other

Loan Document; or

(iii)

the variation of the terms of such liability in connection with the exercise of the write-down
and conversion powers of any EEA Resolution Authority.

Section 13.22.

Amendment and Restatement
.

This Agreement amends and restates the Existing Credit Agreement and is not intended to be or operate as a novation or an accord and satisfaction of the Existing Credit

Agreement or the
indebtedness, obligations and liabilities of the Loan Parties evidenced or provided for thereunder.

Without limiting the
generality of the foregoing, each Loan Party agrees that notwithstanding the execution and delivery of this Agreement, the
Liens previously granted to the Administrative Agent pursuant to the Collateral

Documents shall be and remain in full force and
effect and that any rights and remedies of the Administrative Agent thereunder and obligations of the Loan Parties thereunder
shall be and remain in full force and effect, shall not be affected,

impaired or discharged thereby (except as expressly amended
by the Loan Documents) and shall secure all of the Borrower’s indebtedness,

obligations and liabilities to the Administrative
Agent and the Lenders under the Existing Credit Agreement as amended and restated

hereby.

Without limiting the foregoing,
the parties to this Agreement hereby acknowledge and agree that the

“Credit Agreement” and the “Notes” referred to in the
Collateral Documents shall from and after the date hereof be deemed references to this Agreement and the Notes issued
hereunder.

Section 13.23.

Acknowledgement Regarding Any Supported

QFCs.

(a) To the extent that the Loan

Documents
provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC
(such support, “QFC Credit Support” , and each such QFC, a “Supported QFC” ), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and
Title II of the Dodd-Frank Wall

Street Reform and Consumer Protection Act (together with the regulations promulgated
thereunder, the “U.S. Special Resolution Regimes” ) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be
governed by the laws of the State of New York

and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party” ) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported

QFC and the benefit of such
QFC Credit Support (and any interest and obligation in or under such

Supported QFC and such QFC Credit Support,
and any rights in property securing such Supported QFC or such QFC Credit Support)

from such Covered Party will
be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the
Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed
by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of
a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime,

Default Rights under the
Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit

Support that may be exercised
against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be
exercised under the U.S. Special Resolution Regime if the Supported QFC and

the Loan Documents were governed by
the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and
agreed that rights and remedies of the parties with respect to a Defaulting

Lender shall in no event affect the rights of
any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)
Certain Defined Terms.

As used in this Section 13.23(a):

“BHC Act Affiliate”

of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity”

means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R.

§ 252.82(b); (ii) a “covered bank”
as that term is defined in, and interpreted in accordance with, 12 C.F.R.

§ 47.3(b); or (iii) a
“covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §
382.2(b).

“Default Right”

has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R.

§§ 252.81, 47.2 or 382.1, as applicable.

“QFC”

has the meaning assigned to the term “qualified financial contract”

in, and shall be interpreted in accordance with, 12
U.S.C. 5390(c)(8)(D).
[S
IGNATURE
P
AGES TO
F
OLLOW
]

This Amended and Restated Credit Agreement is entered into between us for the uses and purposes hereinabove set
forth as of the date first above written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer
“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
W
HARTON
C
OUNTY
F
OODS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

S
OUTHERN
E
QUIPMENT
D
ISTRIBUTORS
, I
NC
.
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
S
OUTH
T
EXAS
A
PPLICATORS
, I
NC
.
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
R
ED
R
IVER
V
ALLEY
E
GG
F
ARM
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By ________________________________

___________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO H
ARRIS
B
ANK
N.A., as L/C Issuer and as Administrative Agent
By:

________________________________

__________

David J. Bechstein

Director

“L
ENDERS
”
BMO H
ARRIS
B
ANK
N.A.
By:

________________________________

__________

David J. Bechstein

Director
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

C
OMPEER
F
INANCIAL
, ACA
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______

F
ARM
C
REDIT
B
ANK OF
T
EXAS
By ________________________________

___________

Name ________________________________

______

Title ________________________________

_______